MORGAN
                                            GRENFELL
                                            INVESTMENT
                                            TRUST
                                       ----------------------------
                                            SEMI-ANNUAL
                                            REPORT

                                            [GRAPHIC OF GLOBE AND CUBES OMITTED]

                                            Unaudited
                                            APRIL 30, 1998

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Dear Fellow Shareholder:

The Board of Trustees of the Morgan Grenfell Investment Trust and the employees of Morgan Grenfell would like to thank you for your investments in our family of mutual funds. The performance summaries and financial statements for each of our funds for the semi-annual period ending April 30, 1998 are included in the following pages.

Our U.S. fixed income team was recognized by Morningstar as "Fixed Income Manager of the Year" for 1997. The team is headed by David Baldt and includes Gary Bartlett, Warren Davis, Tom Flaherty, Chris Gagnier and Timothy Vile. This honor was given for the performance and consistency of returns of the fixed income and municipal bond funds.

Our group of specialized investment teams and our range of fund offerings was expanded when Curtiss Barrows joined Morgan Grenfell following a distinguished career at Phoenix Duff and Phelps. With Curtiss' arrival we opened our High Yield Bond Fund.

Additionally, we are pleased to announce that five of our funds have received four stars by Morningstar for their performance1. For the overall and three year periods ended April 30, 1998, the Emerging Markets Debt Fund received five stars, Morningstar's highest rating, in the International Bond category of 1,418 funds. For the same quarter end overall, three year and five year time frames, the Municipal Bond Fund also received five stars in the Municipal National Intermediate category of 1,547 and 809 funds, respectively and the Short-Term Municipal Bond Fund received five stars in the Municipal Short category of 1,547 funds for the three year period. The Fixed Income Fund received a four star rating for the overall, 3 year, and five year periods in the Intermediate-Term Bond category of 1,418 and 856 funds, respectively and the Short-Term Fixed Income Fund received four stars in the Short-Term Bond Category of 1,418 funds for the three year period.

We are pleased with the growth and performance of our funds. Our goal is to provide you with strong investment performance across a broad range of specialized mutual funds. We continue to appreciate your support and trust.

Sincerely,

S/Signature

James E. Minnick
President,
Morgan Grenfell Investment Trust

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1 Morningstar ratings reflect historical risk-adjusted performance. They are subject to change every month and are calculated from the Fund's three year average annual return in excess of 90-day T-bill returns. The top 10% of the funds in the investment category receive five stars and the next 22.5% receive a four star rating.

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TABLE OF CONTENTS
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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND
   PERFORMANCE.........................................................  1
STATEMENT OF NET ASSETS................................................ 12
STATEMENT OF OPERATIONS................................................ 68
STATEMENT OF CHANGES IN NET ASSETS..................................... 70
FINANCIAL HIGHLIGHTS................................................... 73
NOTES TO FINANCIAL STATEMENTS.......................................... 75

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


TAX EXEMPT BOND FUNDS

MUNICIPAL BOND FUND

     Since Morgan Grenfell Municipal Bond Fund's inception in December 1991, we have sought to provide shareholders with a high level of federally tax exempt income consistent with the preservation of capital, without investing exclusively in long term bonds in order to obtain that high level of income. We have focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls.
     Over the last six months, bond prices have declined due to rising interest rates. Nevertheless, the Fund was able to generate a positive total investment return, as the income received exceeded the decline in principal value. For the six month period ended April 30, 1998, the Fund's Institutional Shares provided a total return of 2.84%. For comparison, the Lehman Brothers Five Year General Obligation Bond Index posted a return of 1.92% over the same period.
     We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls continue to offer attractive investment opportunities. The average credit rating of the portfolio is AA quality.

SHORT-TERM MUNICIPAL BOND FUND

     Morgan Grenfell Short-Term Municipal Bond Fund was opened on March 6, 1995. Since that time, we have acquired a diversified portfolio of short-term municipal securities with a very short duration. For the six month period ended April 30, 1998, the Fund's Institutional Shares generated a total return of 2.24%. For comparison, the IBC Financial All Tax-Free Average posted a return of 1.51%. over the same period. The Fund's return was achieved by investing in bonds providing a high level of tax-free income with limited price volatility due to their short durations.
     Our intent is to provide investors with an attractive investment alternative to lower yield tax-free money market funds. Relative stability of principal is achieved by investing in bonds with short-term maturities and bonds with anticipated early redemptions.


TAXABLE FIXED INCOME FUNDS

FIXED INCOME FUND

     Since Morgan Grenfell Fixed Income Fund's inception in September 1992, we have sought to provide shareholders with a high level of income consistent with the preservation of capital. U.S. Treasury, corporate, mortgage backed, taxable municipals and tax exempt municipals are all analyzed for possible inclusion in the portfolio. Relative value assessments are based on relative credit worthiness and the relationship of cash flow structure to the price of the security. Industry and sector weightings are subordinated to the evaluation of individual bonds.
     For the six month period ended April 30, 1998, the Fund's Institutional Shares provided a total return of 3.34%. For comparison, the Lehman Brothers Aggregate Bond Index posted a return of 3.58% over the same period. During the period, interest rates declined modestly as U.S. inflation rate indicators slowed. Yields of five year U.S. Treasury Notes fell from 5.7% to 5.6%, causing bond prices to fall.
     The credit quality of the portfolio is strong with 75% of the portfolio rated AAA. We continue to exercise caution in the corporate and mortgage-backed sectors, being concerned about narrow yield spreads over the U.S. Treasury bonds. A significant position in AAA-rated asset-backed securities was accumulated during the period.

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


SHORT-TERM FIXED INCOME FUND

     Morgan Grenfell Short-Term Fixed Income Fund commenced operations on March 13, 1995. Since that time, we have been purchasing short-term investment grade securities. For the six month period ended April 30, 1998, the Fund generated a return of 2.74%. For comparison, the Merrill Lynch 6-month Treasury Bill Index posted a return of 2.67% for the same period. The Fund's return was achieved by investing in short-term bonds providing a high level of income, with limited price volatility due to their short maturities.

HIGH YIELD BOND FUND

     The Morgan Grenfell High Yield Bond Fund commenced investment activities on March 16, 1998. The Fund attempts to provide shareholders with a competitive dividend as well as an improving net asset value. The Fund invest in domestic as well as international corporate high yield securities. Our goal is to identify attractive sectors in the high yield universe and invest in high yield companies in these sectors. Investments offer attractive yields and show improvement in credit fundamentals.
     For the six weeks ended April 30, 1998, the Fund provided a total return of 1.28%. For comparison, the CS First Boston High Yield Index posted a return of 0.97% for the comparable time frame. The overall high yield market performed well over the period, with strength in the telecommunications sector, which is the Fund's largest sector allocation.
     Looking forward, the high yield market has exhibited some weakness due to a heavy supply of new high yield issues. We believe that this will be a short term problem. Given our view for moderate growth in the economy, we regard the high yield market as offering good relative value.


SMALLER CAPITALIZATION EQUITY FUNDS

SMALLER COMPANIES FUND

     The Morgan Grenfell Smaller Companies Fund had net assets of $7.1 million as of April 30, 1998. The primary investment objective of this Fund is to maximize capital appreciation by investing in equity securities of small capitalization growth companies located primarily in the United States. Small capitalization companies are defined as those companies ranked in the bottom 20% of the U.S. equity market according to market capitalization.
     For the six month period ended April 30, 1998, the Fund's Institutional Shares returned 9.65% versus the benchmark S&P SmallCap 600 Index which returned 13.05%. Large capitalization companies continued to outperform small capitalization companies during the period. The S&P 500 Index, which is representative of large capitalization companies, returned 22.47% for the period.
     The Fund utilizes a team approach with sector-specialist portfolio co-managers researching the small cap universe for the best growth investment ideas. The Fund is a concentrated investment portfolio diversified across the main sectors of the U.S. economy. As of April 30, 1998, there were 90 holdings across nine economic sectors. The Consumer, Credit Sensitive, Energy, Health Care, and Technology sectors accounted for approximately 75% of the Fund.
     Among the Fund's major sectors, the Consumer sector of the Fund benefited from high consumer confidence. Consumers have accelerated their spending patterns in this low inflation and high employment economic environment. Specifically, the Fund benefited from the trend toward spending on one's home through investments in furniture, carpeting,

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and home furnishing stocks. This low interest rate environment has sparked continued consolidation in the Credit Sensitive sector, which has boosted stock prices in this area. The account's Technology sector benefited from being positioned in the software and services components of that sector.

MICROCAP FUND

     The Morgan Grenfell Microcap Fund had net assets of $8.6 million as of April 30, 1998. The investment objective of this Fund is to maximize capital appreciation by investing in equity securities of microcap companies located primarily in the United States. Microcap companies are defined as those companies ranked in the bottom 5% of the U.S. equity market according to market capitalization.
     For the six month period ended April 30, 1998, the Fund's Institutional Shares returned 15.40% versus the Russell 2000 Index which returned 13.81%. The S&P 500 Index, which is representative of large capitalization companies, returned 22.47% for the period.
     The Fund utilizes a team approach with sector-specialist portfolio co-managers researching the micro cap universe for the best growth investment ideas. The Fund is a concentrated investment portfolio diversified across the main sectors of the U.S. economy. As of April 30, 1998, there were 70 holdings across nine economic sectors. The Consumer, Credit Sensitive, Energy, Health Care, and Technology sectors accounted for approximately 70% of the Fund.
     Among the Fund's major sectors, the Technology sector benefited from being positioned in software and service companies, and largely avoided the commodity-driven Technology companies that are feeling pressure from low-priced Asian imports. The Consumer sector of the Fund benefited from high consumer confidence. Consumers have accelerated their spending patterns in retail stores in this low inflation and high employment economic environment. The Health Care sector benefited from stock selection focused on new product innovation in that field.

SMALL CAPITALIZATION OUTLOOK

Although domestic equity market valuations are high by historic standards, it is generally agreed that three of the major "pillars" of this bull market should remain in place for some time. They are: a healthy domestic economy, low interest rates, and liquidity. Among individual securities, earnings disappointments continue to present the primary investment risk.
     The structure of the U.S. economy, with its high level of entrepreneurial activity and venture capital backing, is expected to continue to provide investors with many attractive investment opportunities as early stage private companies shift to public ownership. Restructuring and consolidation trends create many opportunities for smaller company investors.


INTERNATIONAL EQUITY FUNDS

INTERNATIONAL EQUITY FUND

     International markets enjoyed variable but strong overall returns during the period under review. The MSCI EAFE index rose by 15.44% in U.S Dollar terms in the period, somewhat lagging a return of 22.85% for the MSCI U.S. index. European and UK markets rose sharply driven by strong economic data and good corporate earnings. By contrast, the turmoil in Asia led to volatile returns as some markets and currencies rallied from 1997 lows while others continued to languish. The slowdown in the Japanese economy, the impact of the Asian Crisis and an unsatisfactory response from the government caused early gains in the market to be eroded. The Morgan Grenfell International

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


Equity Fund achieved a positive return against the benchmark index, returning 15.91%. Value was added through asset allocation and the benefits of a yen hedge but a mild underweighting in European bank stocks and cash held in a rising market impacted performance.
     The Japanese markets have experienced a volatile six months. 1997 saw major bankruptcies at Yamaichi Securities and Hokkaido-Takashoku Bank and investors feared that further significant bankruptcies would occur in the financial sector and that the resultant financial meltdown would lead to the failure of numerous companies that had previously enjoyed the assistance of the bank sector as they struggled to emerge from their bad debts of the bubble period. In January, the government announced that it would commit up to Y30tn ($230bn) of public money to a rescue package for troubled banks. The market rallied sharply as fears of bankruptcies receded. Outperformance was most marked in areas of the market that had been most vulnerable, notably construction and domestic cyclical companies. Yet it remained apparent that the Japanese economy was very weak; consumer spending was slow, the impact of the Asian Crisis was beginning to be fully felt and corporate profits were being revised down. Against this background, the government and bureaucrats spoke at great length on the need for a support package of public spending to pump-prime the economy. Areas discussed included public works and spending on technology as well as extending into 1998 tax cuts for individuals. As the quarter progressed it became apparent that the economy needed more than a "quick-fix" in order to regain upwards momentum. Government prevarication and a stream of gloomy economic data impacted investor sentiment and dragged the market down. As a result, in the period under review, Japan underperformed the EAFE index significantly and fell by 9.99% in U.S Dollar terms.
     Portfolio construction continues with the same themes of earnings stability -- at a time when market earnings are forecast to fall in 1998 -- and companies with leading global market shares. We continue to remain cautious on the outlook for the Japanese market: it seems fairly underpinned by domestic investors toward the lower end of the recent trading range but it is difficult to see what could drive the market strongly upwards unless decisive government action is formulated.
     The Australian market is continuing to illustrate a dichotomy between the sheltered and exposed sectors of the economy. Generally, the market is paying a premium for defensive/ earnings certainty stocks. Within the industrial sector, cyclical sectors such as the chemicals and building materials. In contrast, defensive sectors such as retail and banks. The resource stocks have bounced since January after reaching a value floor. During the period under review, the market achieved a return of 8.45%. Economic data released this quarter may show the first indications of a slowing economy after a period of strong expansion. GDP had expanded by 3.6% year on year in the final quarter of last year. Within this, domestic demand rose by 5.3% year on year, following a 5.6% increase in the previous quarter. The major risk to the growth outlook continues to be the contagion effects from Asia. First round impacts are already evident and expectations are that it could reduce economic growth in Australia for 1998 by as much as one percent. Inflation is now at a cyclical low and is expected to rise modestly to a peak around 3% this cycle although this could be lower if oil prices remain depressed. There is scope for further rate cuts, however, if strong domestic demand and employment growth continue, together with a rising current account deficit, the central bank is likely to wait until the impact of the Asian Crisis is more apparent. The softer commodity prices

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will lead to an increasing current account deficit, forecast to approach 6% of
GDP this cycle.
     The outlook for the Australian market is neutral. The recent strength of the market has been based on positive economic data, a strong company reporting period and reasonable valuation. In the short term, the positive outlook for interest rates and strong global liquidity will remain supportive of the markets, however, the team remains concerned that the markets are beginning to become complacent about the potential second and third round impacts from Asia on the domestic economy.
     The Australian team remains overweight the financial sector and is investing in the broader cyclical stocks on pure valuation criteria. The Portfolio has moved to an underweight stance the more defensive sectors after strong performance and retains a neutral resource sector weighting.
     The period under review was particularly difficult for investors in the Far East. Hong Kong fell by 9.62%, Malaysia by 14.13% and Singapore by 3.18%. Extreme volatility in exchange rates was the key focus. Many currencies hit new lows against the U.S dollar in early January, prompted by the failure of the Indonesian authorities to comply with IMF conditionalities in their first draft of the budget for 1998-1999 and the collapse of Peregrine, the investment bank in Hong Kong. Sentiment then quickly turned positive when a significant portion of Korea's foreign debts was renegotiated at better than expected rates of interest. Equities in the region, dragged by the wide fluctuations in the foreign exchange markets and the tight liquidity conditions, performed poorly in the last six months and the outlook remains challenging. With the financial panic witnessed in late 1997 and early 1998 now largely behind us, investors are beginning to focus on the economic adjustment process. In some instances, policy reform initiatives have met with resistance. For example, labor unrest in Korea has risen markedly as a result of the reform measures to de-unionize the nation's work force and pave the way for large scale redundancies. Similarly, the removal of the subsidy on petrol and diesel prices has spared riots in Indonesia. However, we are encouraged by the successful recapitalization of two of the largest banks in Thailand, which represents the first step to inject liquidity into the economy. In Malaysia, the authorities indicated that they are willing to consider allowing foreigners to take a majority stake in telecommunication companies, albeit perhaps on a temporary basis. The currency markets, meanwhile, are likely to remain volatile. The direction of the yen and the reform progress in China, as well as economic developments in the region, will be closely followed by investors.

EUROPEAN EQUITY FUND

     In the six-month period under review, European markets have been volatile, but have again delivered strongly positive returns overall. The benchmark MSCI Europe index returned + 29.07 over the period, mainly reflecting a very strong rally in Q1 1998. The benchmark returns were not quite matched by the European Equity Fund, which produced a return of +25.45% over the same period. The performance of the Fund is discussed in more detail below.

INTERNATIONAL AND EUROPEAN
EQUITY FUNDS' OUTLOOK

Many of the features of the previous review period were again apparent in the past six months. The principal feature was the exceptionally strong performance of the peripheral markets in Continental Europe. Spain (+54.96%), Italy (+46.9%) and Finland (+42.67%) all delivered exceptionally strong returns, due

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


in large measure to the marked fall in interest rates (specifically bond yields) during the course of the year in the run-up to European Monetary Union. We have commented on the likely impact of the introduction of the Euro, the common European currency, in previous reports. The convergence in bond yields in the region has certainly been a key driver of performance in the review period, helping to boost the shares of companies in the financial sector, in particular. Less well anticipated was the speed at which management in a number of sectors, particularly in the financial sector, would respond to the harmonization of currencies by seeking to acquire or merge with competitors. The banking sector in particular was hugely boosted by a series of large-scale corporate deals, the most notable of which was the surprise announcement of a merger between UBS and SBC in Switzerland to create Europe's largest bank.
     Although the portfolios had considerable exposure to the quality end of the financial sector in Continental Europe during the review period, it was mildly underweighted in the sector as a whole, and this weighed considerably on relative performance. In the peripheral European markets described above, record levels of liquidity from domestic mutual funds also provided momentum as investors fled low yielding fixed income and cash assets and bought equity funds in some style.
     In the core markets, France (+36.5%) also benefited from domestic liquidity together with strong results from banking and financial stocks. Germany (+30.87%) performed broadly in line with the European index in the period, helped by the financial sector. Notable underperformers were Holland (+20.9%), Sweden (+24.9%) and Denmark (+21.0%). Investors in Norway (-0.59%) were badly hit by lower oil prices and negative sentiment towards forestry stocks. In the UK (+23.4%), the continued strength of Sterling had a negative impact on earnings forecasts, particularly in the manufacturing and export sectors.
     Looking forward, we remain broadly positive on the outlook for European markets. Looking first at the economic outlook, the picture remains somewhat ambiguous. Generally, data on economic activity has been stronger than expected. Even Italy, which was thought to lag the European business cycle due to tight monetary and fiscal policies, posted GDP growth of 2.8% in Q4. French consumer and business indicators were also stronger than anticipated. Germany's growth is still moderate but, even there, the recent data on industrial production and order intake continue to point to stronger growth ahead. The peripheral countries have posted strong GDP growth, based not only on investment and exports but also on private consumption which benefits from considerable growth in employment and real household income. Inflation remains benign in all countries, benefiting from the drop in oil and commodity prices and the moderate acceleration of domestic demand. Growth in the UK economy remains robust, with GDP growing by 2.9% year-on-year in the fourth quarter. However, the slowdown in the manufacturing and export side of the economy has started to become a drag on GDP growth. Interest rates are now at a five-year high, although the Bank of England Monetary Policy Committee is split on the next move. The strength of sterling and subdued exports have depressed recent inflation data, however the domestic economy remains strong and warning signs on inflation are now more evident.

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INTERNATIONAL SMALL CAP EQUITY FUND

     The International Small Cap Equity Fund commenced operations on January 3, 1994 and had total net assets of $42.3 million as of April 30, 1998.
     The investment objective of this Fund is to maximize capital appreciation by investing primarily in equity securities of small capitalization companies located in countries other than the United States. Small capitalization companies are defined as those issuers ranked according to market capitalization in the bottom 25% of the companies listed on the stock exchange and any stock listed on a secondary market.
     The Fund outperformed its benchmark (the NATWest Markets ("NWM") Euro Pacific Small Cap Index) rising 9.97% as against a rise of 8.09% for the benchmark index in the six month period ended April 30, 1998.
     Overall asset allocation was positive. The Fund benefited in particular from underweights in the poorly performing markets of Japan and Malaysia, and overweights in the strongly performing markets of France and Italy. Overall stock selection was also positive with the good stock selection from Continental Europe, Japan and the Far East ex Japan outweighing poor UK and Australian stock selection.
     International small cap equities underperformed large cap stocks in the period under review with the NWM benchmark index rising 8.09% and the MSCI EAFE Large Cap index rising 15.44% in the period. This was despite strong rebounds in Asian smaller companies during January and February.
     Our favored small cap markets remain those of Europe. In Continental Europe, there is a clear case for small cap outperformance. The domestically-biased smaller companies will benefit more immediately from economic recovery in the region, and are showing faster earnings growth both over the short and medium term. In addition, strong domestic mutual fund flows are now beginning to favor small and mid cap stocks, in particular in Italy. In the UK, smaller companies rebounded strongly in March and April, due to a combination of relatively attractive small cap valuations, and the poor performance of Banks, Oils and Pharmaceuticals, sectors in which UK small cap is relatively underweight. In the short term, we believe that this outperformance will continue, with the exception of the manufacturing stocks, which will continue to be affected by the strength of Sterling.
     We remain cautious on the outlook for small caps in Asia, despite their strong performance in the first quarter. We expect the volatility experienced by the Japanese market in March to continue. Under these circumstances there seems to be little scope for continued small cap outperformance, especially as a series of downward earnings revisions has resulted in less attractive small cap valuations. In addition, any improvement in the economic situation, a prerequisite for sustained outperformance of the more domestically biased small cap stocks, continues to appear unlikely. For similar reasons, we also remain negative on the smaller markets of the Far East. Despite the relatively strong performance of these markets during the quarter we believe that this performance is merely the result of a technical rebound, and that any sustained recovery in the markets will be led by large cap stocks. We therefore intend to maintain our underweighting in these markets until there are clear signs of a sustained economic recovery in the region.
     In Australia, whilst we still expect small cap outperformance over the long term, based on increasingly attractive small cap valuations, and the greater exposure of small caps to the

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


strengthening domestic economy, it is becoming increasingly difficult to predict when this outperformance will begin.

EUROPEAN SMALL CAP EQUITY FUND

     The European Small Cap Equity Fund commenced operations on November 1, 1994 and had total net assets of $3.1 million as of April 30, 1998.
     The objective of the Fund is to maximize capital appreciation by investing primarily in equity securities of small capitalization companies located in Europe. Small capitalization companies are defined as those issuers, ranked according to market capitalization in the bottom 25% of the companies listed on a stock exchange, or any stock listed on a secondary market.
     The Fund underperformed its benchmark (the Nat West Markets ("NWM") European Small Cap Index) producing a return of 20.01% relative to a benchmark return of 24.06%. Overall asset allocation was negative, with portfolio performance hurt in particular by the overweight in the poorly performing Norwegian market. Overall stock selection was positive, with poor UK stock selection outweighed by good Continental European stock selection.
     During the period, European small caps, as represented by the NWM index rose in aggregate 24.06% as against a performance of 29.07% for the MSCI Europe Large Cap index. Much of this underperformance was due to strong domestic fund flows in Continental Europe, which indiscriminately favored larger companies at the expense of their smaller counterparts.
     We believe that in the near term small caps should outperform relative to large caps in Europe. In Continental Europe, although strong domestic mutual fund liquidity flows continue to favor large cap stocks, there are an increasing number of instances where large cap valuations are assuming earnings growth which has yet to be proven. In contrast, many small cap stocks have posted results which have been ahead of expectations. In the UK, smaller companies rebounded strongly in March and April, due to a combination of relatively attractive small cap valuations, and the poor performance of Banks, Oils and Pharmaceuticals, sectors in which UK small cap is relatively underweight. With the exception of the manufacturing sector, which will continue to be held back by the continued strength of Sterling, we believe that this small cap outperformance will continue in the near term.

EMERGING MARKETS EQUITY FUND

     The inception date for the Morgan Grenfell Emerging Markets Fund was February 2, 1994. On April 30, 1998 the Fund had net assets of $124.3 million. During the six month period ended April 30th 1998, the Fund's performance was 8.12%, which was 5.46% ahead of the benchmark's performance of 2.66% (the Fund's benchmark is the Morgan Stanley MSCI Emerging Markets Free Index). The investment objective of the Fund is to maximize capital appreciation by investing in equity securities of issuers located in countries which have yet to reach the level of maturity associated with developed foreign stock markets.
     The six month period under review started with the second stage of the Asian economic crisis, which has had a significant impact on emerging equity market returns. Following the initial crisis in Asia that was sparked off by the devaluation of the Thai Baht in July 1997, a secondary crisis was unleashed in late October by further currency weakness throughout the region, leading to severe economic and political crises in a number of Asian countries.
     The abrupt transition from a fixed exchange rate regime to a period in which most regional currencies went into free fall has had a number of dramatic consequences for the region, both short term and long term in nature. The short

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term effect was an immediate credit squeeze and debt crisis, the result of the fact that large proportions of corporate and sovereign debt in the region was U.S. Dollar denominated. Many corporations in the region, which had high levels of U.S. Dollar debt on their balance sheets, have seen their entire capital base destroyed through the appreciation of the U.S Dollar, and the continued weakness of Asian currencies has left many corporations unable to service their debt. The debt crisis has in turn necessitated IMF-sponsored structural recovery programs in many countries in the region: the countries that have seen their stock markets and currencies start to recover in February 1998 are those which are perceived by investors as showing the greatest willingness to accommodate the measures demanded by the IMF. The long term effects of the crisis will be the enforced introduction of improvements in corporate governance and corporate return on equity, if foreign investors are to be enticed back to the market to finance the major recapitalization program that will be required to nurse the region back to economic health.
     Outside Asia, the economic fundamentals have largely remained strong, but markets in most areas have suffered from an Asian contagion effect, with Latin America in particular posting disappointing returns. With the exception of Brazil, which, as a result of continued fiscal austerity measures, will almost certainly see its economy contract in the first half of 1998, the other major markets of Mexico and Argentina are enjoying a favorable scenario of positive growth and improving monetary and fiscal conditions: the Asian crisis has, however, heightened investors' concerns over the sustainability of the region's exchange rate regimes, and sentiment needs to improve for markets to reflect the region's continuing strong economic and corporate performance.
     In Europe, most markets have successfully shrugged off the effects of the Asian crisis. The Greek equity market behaved particularly strongly following the announcement of Greece's entry into the ERM as a pre-condition of full EMU membership. We remain concerned by the over-valuation of the Russian equity market, and the Fund has had only limited exposure to Russia throughout the six month period. In South Africa, despite weak gold and commodity prices, the market has remained remarkably resilient, boosted by the twin benefits of demutualization and corporate restructuring.

EMERGING MARKET EQUITY FUND OUTLOOK

Following 1997's problems, the investment prospects for emerging markets have improved, even though we believe that the dramatic rally in Asian markets in the first quarter was an over-reaction in the short-term. Investors are, however, starting to look through at least two years of economic slow-down or decline to an economic region that could start to benefit again from a devalued cost base at the turn of the century. The risk to this optimism remains centered in the precarious state of both governmental and corporate balance sheets -- in order to recapitalize Asia's economies and the companies contained in them, significant capital inflows are required, and it remains to be seen if sufficient demand exists to meet this supply of paper. Outside Asia, we continue to see significant opportunity, with Latin American and European markets looking particularly attractive at current valuation levels.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


INTERNATIONAL FIXED
INCOME FUNDS

GLOBAL FIXED INCOME FUND

     The Fund's total return for the six month period ended April 30, 1998 was 1.43%, compared to 0.52% for the Fund's benchmark, the Salomon World Government Bond Index (unhedged).
     The most important factor for bond markets over the period was events in Asia. The size and speed of the falls in currencies and stock markets in the region resulted in IMF intervention to reinstate stability. The ensuing effect of slowing world growth was a positive background for fixed income.
     The U.S. market performed well at the end of 1997 as the economy continued to show no inflationary pressures. In 1998 the ever tighter labor market has led to a bias towards a rate rise in the second half of the year and the U.S. market has performed poorly. The anticipated slow down in the U.S. growth due to Asian events has not yet been significant and focus has returned to the strength of U.S. domestic activity.
     European markets have faired well, although the strength of the U.S. dollar has subdued returns for U.S. investors. In Europe bond yields continued to fall as the commencement of European Monetary Union (EMU) came into the horizon. Bond markets priced in the entry of eleven first round participants to EMU, commencing in January 1999, and yield spreads of first round entrants, particularly Spain and Italy continued to converge on German yields.
     The creation of EMU should lead to a low inflationary environment within Europe and the long end of European markets should benefit extensively. Some of the most attractive markets remain the non participants in the first round of EMU, Denmark, Sweden and the UK. As the UK economy slows, the gilt market will rally, encouraged by the prospect of EMU entry at some point and therefore significant yield convergence on Euro rates.
     The Japanese market has been a poor performer. The lack of effective policy action by the authorities and the weakness in the banking sector has been of concern. Events in Asia have also led to further dents in both business and consumer confidence. The general prospects for the economy look bleak and the fund continued to hold an underweight position in the market.
     The U.S. dollar appreciated over the six month period ending April 30, 1998, against both the DM and the Japanese Yen. The most powerful story was that of the weakness of Japanese currency, which we think will continue.
     European currencies now look more fairly valued against the U.S. dollar. The Fund benefited from the overweight position in the U.S. currency held over the period.

INTERNATIONAL FIXED INCOME FUND

     The Fund returned 0.12% for the six month period ended April 30, 1998, compared to -1.01% for the Fund's benchmark, the Salomon Non U.S. Government Bond Index (unhedged).
     The most important factor for bond markets over the period was events in Asia. The size and speed of the falls in currencies and stock markets in the region resulted in IMF intervention to reinstate stability. The ensuing effect of slowing world growth was a positive background for fixed income.
     The Canadian and Australian markets performed very well over the period. The Australian market was one of our favored markets, as expectations of low growth due to Asia led to anticipation of rate cuts in the second half of 1998. The Fund benefited from its overweight position in both markets.
     In Europe bond yields continued to fall as the commencement of European Monetary Union (EMU) came into the horizon. Bond markets priced

================================================================================


in the entry of eleven first round participants to EMU, commencing in January 1999, and yield spreads of first round entrants, particularly Spain and Italy, continued to converge on German yields.
     The creation of EMU should lead to a low inflationary environment within Europe and the long end of European markets should benefit extensively. Some of the most attractive markets remain the non participants in the first round of EMU, Denmark, Sweden and the UK. As the UK economy slows, the gilt market will rally, encouraged by the prospect of EMU entry at some point and therefore significant yield convergence on Euro rates.
     The Japanese market has been a poor performer. The lack of effective policy action by the authorities and the weakness in the banking sector has been of concern. Events in Asia have also led to further dents in both business and consumer confidence. The general prospects for the economy look bleak and the fund continued to hold an underweight position in the market.
     The U.S. dollar appreciated over the six month period ending April 30, 1998, against both the DM and the Japanese Yen. The most powerful story was that of the weakness of Japanese currency, which we think will continue. European currencies now look more fairly valued against the U.S. dollar. The Fund benefited from the overweight position in the U.S. currency held over the period.

EMERGING MARKETS DEBT FUND

     The Emerging Markets Debt Fund commenced operations on August 4, 1994 and had a total net assets of $296.2 million as of April 30, 1998.
     The investment objective of this Fund is to maximize total return. The Fund invests primarily in fixed income securities of issuers located in countries with emerging securities markets.
     The total return for the six month period ended April 30, 1998 was 9.38% (Institutional Shares) against 14.28% for the Fund's benchmark (the J.P. Morgan Emerging Market Bond Index Plus).
     Emerging debt markets have experienced price volatility over the past six months due to continuing uncertainty over the Asian crisis. Investors have focused on different countries' responses to global risk reduction. Most attention has focused on Brazil, where authorities have tightened monetary and fiscal policy to protect the currency regime, and Russia, which has suffered due to banking sector worries and political confusion. The Fund has increased Brazilian positions due to the clear policy response from the Brazilian authorities. The Fund has maintained a diversified investment approach throughout the last six months, maintaining positions in markets such as Algeria, Jordan, and Nigeria. The Fund also has maintained a position in South African rand bonds, believing that inflation will decline and interest rates will fall.

EMERGING MARKETS DEBT FUND OUTLOOK

The outlook for emerging debt remains positive. Authorities in emerging debt countries have responded correctly to a reduction in emerging market liquidity and therefore remain on track as improving credits. This means spreads can tighten from current index levels of around 500 bps points over U.S. Treasuries. The systemic risk to emerging market debt remains a potential devaluation of the Chinese remnimbi, which could create pressure on all fixed rate currency regimes in emerging markets. We believe that the Chinese economy will remain strong enough for this scenario to be avoided.

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.7%
ALABAMA -- 0.8%
   Alabama State Housing Finance
     Authority RB, Series 1,
     Club Apartments
      5.650%, 06/01/08                $2,500      $  2,644
   Birmingham, Baptist Medical
     Center RB, ETM
      8.250%, 07/01/05                    30            35
   Birmingham, Medical Clinic
     Board RB, ETM
      8.300%, 07/01/08                   443           522
   Lauderdale & Florence Counties,
     Public Hospital RB, ETM
      7.000%, 07/01/07                   380           446
   Morgan County, Decatur General
     Hospital RB, Pre-Refunded
     @ 102 (D)
      7.875%, 03/01/99                   445           468
                                                  --------
                                                     4,115
                                                  --------
ARIZONA -- 1.7%
   Coconino County School
     District AMBAC
      5.000%, 07/01/01                 1,000         1,021
   Gila County, Industrial Development
     Authority RB, Inspiration
     Consolidated Copper,
     Pre-Refunded @ 100 (D)
     11.250%, 02/15/01                   500           586
   Maricopa County, Industrial
     Development Authority RB,
     John C. Lincoln Hospital, FSA
      7.000%, 12/01/00                   780           808
   Maricopa County, Hospital
     Revenue Authority RB, Phoenix
     Baptist Hospital, ETM
      7.125%, 10/01/02                    70            73
   Maricopa County, Hospital Revenue
     Authority RB, Samaritan Health
     Services, ETM
      6.750%, 01/01/04                    25            27
   Maricopa County, Sun City
     Inter-Community Healthcare
     RB, ETM
      8.625%, 01/01/10                   190           233
   Pinal County Community College
     RB, AMBAC
      5.250%, 07/01/05                   525           545
      5.400%, 07/01/05                   385           404
      5.250%, 07/01/06                   895           931
      5.300%, 07/01/06                   405           423
      5.200%, 07/01/07                   400           415
      5.250%, 07/01/07                   945           984
      5.250%, 07/01/08                   995         1,039


--------------------------------------------------------------------------------
                                     FACE AMOUNT  VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
      4.750%, 07/01/09                $  375      $    374
      4.800%, 07/01/09                   695           695
                                                  --------
                                                     8,558
                                                  --------
ARKANSAS -- 2.0%
   Arkansas State Housing Development
     Agency RB, ETM
      8.375%, 07/01/10                   150           188
   Drew County, Public Facilities
     Board RB, Single Family
     Mortgage, Series A-2, FNMA
      7.900%, 08/01/11                   307           334
   Fayetteville, Public Facilities
     Board RB, Single Family Mortgage,
     Refunding Series 1993
      7.250%, 04/01/11                   910           983
   Jefferson County, Health Care &
     Residential Facilities Board RB,
     Single Family Mortgage, 1978
     Conventional Series, ETM, FSA
      7.400%, 12/01/10                   130           150
   Lonoke County, Residential Housing
     Facilities RB, Single Family
     Mortgage, Series 1993 B
      7.375%, 04/01/11                   207           223
   Mississippi County, Public Facilities
     Board RB, Mortgage, Series 1
      7.200%, 07/15/10                   795           880
   North Little Rock, Residential
     Housing Facilities RB, Capital
     Appreciation, Series 1991-1 (A)
      0.000%, 12/01/10                 7,730         3,353
   Rogers County, Sales & Use Tax RB
      5.350%, 11/01/11                 2,500         2,597
   Saline County, Residential Housing
     Facilities RB, Single
     Family Mortgage
      7.875%, 03/01/11                   675           727
   Stuttgart, Public Facilities Board RB,
     Single Family Mortgage, Series B
      7.750%, 09/01/11                   265           284
                                                  --------
                                                     9,719
                                                  --------
CALIFORNIA -- 6.0%
   Atwater Redevelopment Agency
     Tax Allocation ACA
      5.500%, 06/01/99                    55            56
      5.500%, 06/01/00                   105           107
      5.500%, 06/01/01                    65            66
      5.500%, 06/01/02                    60            61
      5.500%, 06/01/03                    70            72
      5.500%, 06/01/04                    70            72
      5.500%, 06/01/05                    75            77
      4.900%, 06/01/06                    80            79

================================================================================


--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
      5.000%, 06/01/07                $   85      $     84
      5.050%, 06/01/08                    80            79
      5.100%, 06/01/09                    90            89
      5.150%, 06/01/10                    95            94
      5.200%, 06/01/11                   105           103
      5.300%, 06/01/12                   110           108
      5.300%, 06/01/13                   110           108
      5.300%, 06/01/14                   120           117
      5.400%, 06/01/15                   125           123
      5.400%, 06/01/16                   135           132
      5.400%, 06/01/17                   140           136
      5.400%, 06/01/18                   145           141
      5.500%, 06/01/19                   155           152
      5.500%, 06/01/20                   165           162
      5.500%, 06/01/21                   175           171
      5.500%, 06/01/22                   185           181
   Delta County Home Mortgage
     Finance Authority MBIA,
     Stepping Coupon to 6.700% (C)
      5.500%, 06/01/24                 1,000         1,079
   Emeryville, Redevelopment
     Agency RB, Residential
     Mortgage, ETM
      7.500%, 09/01/11                   230           269
   Fairfield, Certificate of Participation,
     Pre-Refunded @ 100 (D)
     10.750%, 08/01/00                   110           125
   Fresno, Housing Authority RB,
     AMT, FNMA
      5.150%, 08/01/07                   500           509
   Fresno, Multi-Family Housing RB,
     Woodlands Apartments Project,
     Series A 1997, GNMA, AMT
      6.650%, 05/20/08                   500           549
   Los Angeles, Community
     Redevelopment Agency RB,
     Angelus Plaza Project,
     Series A, FNMA
      7.400%, 06/15/10                 3,875         4,408
   Los Angeles, Community
     Redevelopment Agency RB,
     Monterey Hills Project B
      8.650%, 12/01/22                   330           382
   Los Angeles, Earthquake
     Rehabilitation RB, Series A,
     Mandatory Put @ 100, (B),
     AMT, FNMA
      5.700%, 12/01/06                 2,000         2,082
   Los Angeles, Earthquake
     Rehabilitation RB, Series C,
     AMT, FNMA
      4.850%, 07/01/02                 3,000         3,030

--------------------------------------------------------------------------------
                                     FACE AMOUNT     VALUE
DESCRIPTION                             (000)        (000)
--------------------------------------------------------------------------------
   Los Angeles, Multi-Family Housing
     RB, Earthquake Rehabilitation
     Projects, Series B, Mandatory
     Put @ 100, AMT, FNMA (B)
      5.850%, 12/01/07                $4,650      $  4,999
   Los Angeles, Regional Airports
     Lease RB
     10.000%, 01/01/01                   260           297
   Napa, Housing Facility RB,
     Multi-Family Housing, Napa Park
     Apartments, Series A, GNMA
     10.283%, 06/20/00                   278           278
   Pleasant Hill, Multi-Family
     Housing RB, Ellinwood Apartments
     Project, Series A, Mandatory
     Put @ 100, (B), FNMA
      5.300%, 10/01/05                 3,165         3,315
   Sacramento, Municipal Utility
     District RB, ETM
      8.750%, 04/01/03                   105           117
   San Jose, Multi-Family Housing RB,
     Alamaden Lake Village Project,
     Series B, Mandatory Put @ 100,
     FGIC, AMT (B)
      5.150%, 03/01/01                 2,000         2,012
   Santa Clara County, Housing
     Authority RB, GNMA (C)
     10.960%, 06/20/00                   337           337
   Southern California Home
     Finance RB, GNMA, FNMA, AMT
      6.900%, 10/01/24                   205           217
   Vista, Multi-Family Housing
     Authority RB, Pepperwood
     Apartment Project, Series 1995A,
     Mandatory Put @ 100, FNMA (B)
      5.700%, 06/01/05                 3,210         3,391
                                                  --------
                                                    29,966
                                                  --------
COLORADO -- 2.0%
   Arvada Wanco Project, AMT, RB, LOC
      5.600%, 12/01/12                   325           327
      5.800%, 12/01/17                   475           478
   Boulder County, Boulder
     Community Hospital, RB, ETM
      7.000%, 07/01/09                    90            99
   Castle Rock Ranch, Public
     Improvements Authority, RB
      5.900%, 12/01/03                 1,000         1,064
   Commerce City, Single Family
     Mortgage RB, Series A
      6.875%, 03/01/12                   375           396
   Denver County, Housing RB, Buerger
     Brothers, Series 1997A, AMT, FHA
      5.100%, 11/01/07                   270           273

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   Denver Garden Court Community
     Multi-Family Mortgage RB, FHA
      4.700%, 07/01/08                $  520      $    514
   State Housing Finance Authority,
     RB, Single Family, Series C 1997
      5.000%, 05/01/05                   250           253
   State Housing Finance Authority,
     RB, AMT
      5.750%, 11/01/04                   175           181
      5.200%, 12/01/05                   955           968
   State Housing Finance Authority,
     RB, Series A
      4.750%, 11/01/05                   250           250
   State Housing Finance Authority,
     RB, Series A-3
      6.500%, 05/01/16                 1,000         1,095
   State Student Loan RB,
     Series C, AMT
      7.150%, 09/01/06                   960         1,043
   Vail, Single Family Mortgage RB,
     Series 1992 A
      8.125%, 06/01/10                   370           395
   Westminster, Multi-Family
     Housing RB, Semper Village
     Apartments, Mandatory Put
     @ 100, AXA (B)
      5.950%, 09/01/06                 2,225         2,350
                                                  --------
                                                     9,686
                                                  --------
CONNECTICUT -- 0.9%
   Waterbury Housing Authority
     NSA I, Series A, AMBAC, FHA
      4.850%, 07/01/09                 2,100         2,079
   Waterbury Housing Authority
     NSA II, Series A, AMBAC, FHA
      4.850%, 07/01/09                 2,180         2,172
                                                  --------
                                                     4,251
                                                  --------
DELAWARE -- 0.5%
   New Castle County, Single Family
     Mortgage RB
     10.250%, 11/01/05                    95            98
   State Economic Development
     Authority RB, Peninsula United
      4.600%, 05/01/98                   325           325
      6.000%, 05/01/09                    40            42
   State Economic Development
     Authority RB, Wilmington
     Friends School Project
      6.300%, 07/01/00                    50            51
      6.300%, 07/01/01                    55            57
      6.300%, 07/01/02                    60            62
      6.300%, 07/01/03                    60            63

--------------------------------------------------------------------------------
                                     FACE AMOUNT     VALUE
DESCRIPTION                             (000)        (000)
--------------------------------------------------------------------------------
      6.300%, 07/01/04                 $  65      $     68
      6.300%, 07/01/05                    70            74
      6.300%, 07/01/06                    75            79
      6.300%, 07/01/07                    80            84
      6.300%, 07/01/08                    85            89
      6.300%, 07/01/09                    90            95
      6.300%, 07/01/10                    95           100
      6.300%, 07/01/11                   100           105
      6.300%, 07/01/12                   110           115
      6.300%, 07/01/13                   115           120
   State Housing Authority RB,
     Multi-Family Mortgage, HUD
      6.600%, 07/01/01                    65            68
   State Housing Authority RB,
     Single Family Mortgage
      8.750%, 06/01/17                   830           830
                                                  --------
                                                     2,525
                                                  --------
FLORIDA -- 4.2%
   Altamonte Springs, Health Facility
     Authority RB, ETM
      8.750%, 10/01/09                   220           272
   Charlotte County Utility
     Pre-Refunded @ 100 RB, FGIC (D)
      6.200%, 05/28/98                 1,000         1,002
   Dade County Midway Phase I,
     Multi-Family Mortgage RB,
     Mandatory Put @ 100 (B),
     AMT, FNMA
      5.900%, 06/01/06                 1,050         1,104
   Dade County, Certificate of
     Participation, Government Leasing
     Corporation, Series B
      8.500%, 04/01/07                    45            48
   Dade County, Certificate of
     Participation, Government Leasing
     Corporation, Series C
      9.000%, 04/01/20                   300           322
   Dunedin, Health Facility Authority
     RB, Mease Hospital Incorporated,
     ETM
      7.600%, 10/01/08                   605           693
   Duval County, Housing Finance
     Authority RB, Single Family
     Mortgage, FGIC, GNMA
      7.650%, 09/01/10                   130           139
   Fernando Apartments, Elderly
     Housing RB, Section 8 Assistance,
     Series B
      9.750%, 10/01/11                   738           810
   Housing Finance Agency,
     Multi-Family RB, Series I, LOC,
     Mandatory Put @ 100 (B)
      4.850%, 12/01/99                 2,095         2,095

================================================================================


--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   Housing Finance Agency,
     Multi-Family RB, Series J, LOC,
     Mandatory Put @ 100 (B)
      4.850%, 12/01/99                $2,370      $  2,383
   Housing Finance Agency,
     Multi-Family RB, Series K, LOC,
     Mandatory Put @ 100 (B)
      4.850%, 12/01/99                 1,925         1,945
   Jacksonville, Health Facility
     Authority RB, Saint Catherine
     Laboure Manor Incorporated, ETM
      9.125%, 01/01/03                   290           326
   Jacksonville, Health Facility
     Authority RB, Elderly Housing,
     Saint Vincent's Medical Center
     Incorporated, ETM
      9.125%, 01/01/03                   515           579
   Miami Beach, Housing Authority
     RB, Section 8 1995
      6.625%, 01/15/09                 1,200         1,287
   Miramar, Water Improvement
     Assessment RB, FGIC
      5.125%, 10/01/20                 5,340         5,413
   Palm Beach County Airport
     Systems RB, MBIA
      7.500%, 10/01/00                   370           399
   Pinellas County, Housing Finance
     Authority RB, Single Family
     Mortgage, Series A, AMT, GNMA
      6.850%, 03/01/29                 1,500         1,635
   St. John's County Pro Golf Hall of
     Fame Project, 144A , MBIA
      5.500%, 03/01/17                   250           253
                                                  --------
                                                    20,705
                                                  --------
GEORGIA -- 1.3%
   Augusta, Housing Rehabilitation
     Agency RB, Bon Air Project, Series C
      7.000%, 09/01/05                 1,000         1,096
   Clayton County Housing, Pointe
     South Apartments RB, AMT, FNMA
      5.750%, 01/01/13                   105           110
   De Kalb, Private Hospital
     Authority RB, Wesley Services
     Incorporated Project, LOC
      8.250%, 09/01/15                   500           512
   Fulton County, Housing Authority
     RB, Single Family Mortgage,
     Series 1995 A, AMT, GNMA
      6.200%, 03/01/13                   340           357
   Marietta, Housing Authority RB,
     Multi-Family Housing, Ridge
     Pointe Apartments, Series A,
     Mandatory Put @ 100, FNMA (B)
      5.700%, 06/01/05                 2,525         2,676

--------------------------------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
--------------------------------------------------------------------------------
   Marietta, Housing Authority
     RB, Series A, Mandatory
     Put @ 100, New England
     Mutual Life Guaranty (B)
      6.000%, 06/01/01                $1,000      $  1,011
   Saint Mary's, Housing Authority
     RB, Multi-Family, Cumberland
     Oaks Apartments, Series A,
     FNMA
      7.250%, 09/01/05                   565           600
   Saint Mary's, Housing Authority
     RB, Multi-Family, Pines
     Apartments, Series C, FNMA
      7.250%, 10/01/05                   240           253
                                                  --------
                                                     6,615
                                                  --------
HAWAII -- 0.1%
   Honolulu, Housing Authority RB,
     Multi-Family Mortgage Authority,
     Waipahu Towers Project,
     Series A, AMT, GNMA
      6.900%, 06/20/05                   335           360
                                                  --------
IDAHO -- 1.1%
   Bingham County, Idaho Supreme
     Potatoes, Private Placement
     RB, AMT, LOC
      4.600%, 11/01/00                    50            50
      4.750%, 11/01/01                   200           201
      4.850%, 11/01/02                    70            71
      4.950%, 11/01/03                   320           324
      5.050%, 11/01/04                   340           344
      5.150%, 11/01/05                   360           364
      5.200%, 11/01/06                   385           389
      5.300%, 11/01/07                   410           415
      5.400%, 11/01/08                   435           439
      5.500%, 11/01/09                   465           470
      5.600%, 11/01/10                    85            86
      5.700%, 11/01/11                    90            91
      5.800%, 11/01/12                    95            96
   Idaho State Housing Agency RB,
     Single Family Mortgage, Series C1
      7.650%, 07/01/10                   305           319
   Idaho State Housing Agency RB,
     Single Family Mortgage,
     Series F, AMT
      5.800%, 07/01/07                   900           971
   Idaho State Housing & Finance
     Association RB, Series B, AMT
      5.650%, 07/01/09                   475           505
   Idaho State Housing & Finance
     Association RB, Series C, AMT
      5.250%, 07/01/11                   350           349
                                                  --------
                                                     5,484
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
ILLINOIS -- 5.0%
   Alton, Hospital Facilities RB, Alton
     Memorial Hospital Project, ETM
      7.000%, 07/01/05                $  600      $    658
   Bethany, Home & Hospital RB, First
     Mortgage Methodist Church,
     Pre-Refunded @ 100 (D)
      7.750%, 04/01/00                   215           227
   Bolingbrook, Hospital Authority RB,
     Hinsdale Sanitarium Hospital
     Project, ETM
      7.250%, 08/01/08                 1,300         1,472
   Bolingbrook, Mortgage RB, Capital
     Appreciation Series 1 (A)
      0.000%, 01/01/11                 5,805         2,387
   Chicago, Housing RB, Bryn Mawr
     Project, AMT, GNMA
      4.950%, 06/01/05                   150           152
      5.250%, 06/01/08                   175           178
      5.350%, 06/01/09                   175           178
      5.450%, 06/01/10                   185           189
      5.500%, 06/01/11                   195           199
      5.550%, 06/01/12                   200           204
   City of Fairfield, Economic
     Development RB, Wayne County
     Center Project
      6.000%, 12/15/05                   545           572
   Des Plains, Hospital Facilities RB,
     Holy Family Hospital Project,
     ETM, FGIC
      7.000%, 01/01/07                   370           405
   Des Plains, Hospital Facilities RB,
     Holy Family Hospital Project,
     ETM, MBIA
      7.000%, 01/01/07                   220           241
   Development Finance Authority
     Multi-Family Mortgage, Series A,
     MBIA, FHA
      5.200%, 07/01/08                   200           202
   Development Finance Authority RB,
     Catholic Health, Series A,
     Connie Lee Insured
      5.150%, 02/15/06                 1,010         1,037
   Development Finance Authority RB,
     Debt Restructure, East Saint Louis,
     Moral Obligation
      6.050%, 11/15/99                   325           333
      6.875%, 11/15/05                   875           960
   Development Finance Authority RB,
     Fund For Child Care Facilities
     Project, Series A
      7.400%, 09/01/04                 2,100         2,307

--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   Greater Peoria, Airport Authority
     RB, GO, AMT, AMBAC
      6.500%, 12/01/05                 $ 100      $    110
      6.600%, 12/01/06                   575           637
      6.700%, 12/01/07                   250           277
   Health Facilities Authority RB,
     Lutheran Social Services
      6.125%, 08/15/10                   850           867
   Health Facilities Authority RB,
     Mercy Health Center, ETM
      7.100%, 06/01/09                   850           976
      7.500%, 09/01/09                   340           396
   Health Facilities Authority RB,
     Sydney R. Forkosh Memorial
     Hospital, Pre-Refunded @ 100 (D)
      7.000%, 07/01/02                   475           507
   Health Facilities RB, Michael Reese
     Hospital, ETM
      6.750%, 12/01/08                   390           431
   Health Facilities RB, Northwestern
     Memorial Hospital, ETM
      6.375%, 05/01/03                   230           241
   Quincy, Single Family Mortgage RB
      6.875%, 03/01/10                   490           526
   Rockford, Housing RB, Faust
     Landmark Apartments, AMT,
     MBIA, FHA
      5.625%, 07/01/07                   535           557
   Rockford-Concord Commons,
     Housing Finance Authority RB,
     Series A, FHA
      5.550%, 11/01/06                   560           591
   Rockford-Concord Commons,
     Housing Finance Authority RB,
     Series A, HUD Section 8
     Assisted, FHA
      6.150%, 11/01/22                 1,845         1,937
   Southwestern Development
     Authority RB, Wood River
     Township Hospital Project, ETM,
     Moral Obligation
      6.875%, 08/01/03                   200           218
   Upper Illinois River Valley,
     Solid Waste Disposal RB, AMT
      6.500%, 02/01/04                 1,585         1,629
   Village of Buffalo Grove, Economic
     Development Project RB,
     Country Line Partners
      5.450%, 08/15/02                 1,365         1,382
   Village of Graylake, Multi-Family
     Housing RB, Country Squire
     Village Apartments, Series A, FHA
      6.000%, 06/01/05                 1,185         1,250

================================================================================


--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   Western Illinois University RB,
     Series A, ETM
      7.400%, 04/01/09                $  155      $    177
                                                  --------
                                                    24,610
                                                  --------
INDIANA -- 2.3%
   Bond Bank Special Program Waste
     Water Treatment RB, Series 1997C
      5.100%, 08/01/05                   250           255
      5.200%, 08/01/07                   100           102
      5.300%, 08/01/08                   290           302
      5.400%, 08/01/09                   255           268
   Indianapolis, Economic Development
     RB, Knob in the Woods Project,
     Mandatory Put @ 100, AMT,
     FNMA (B)
      6.375%, 12/01/04                 3,445         3,759
   Lawrence Multi-Family Housing,
     Pinnacle Apartments Project,
     AMT, RB, GNMA Mandatory
     Put @ 100 (B)
      5.150%, 11/01/08                 2,145         2,153
   Monroe County, Hospital
     Authority RB, Bloomington
     Project, MBIA
      4.750%, 05/01/06                 1,000         1,000
   State Health Facilities, Floyd
     Memorial Hospital RB
      4.850%, 02/15/06                   670           666
      4.800%, 02/15/07                   350           345
      4.850%, 02/15/08                   335           330
      4.950%, 02/15/09                   325           320
   State Health Facilities, Kings
     Daughters Hospital RB,
     Asset Guaranty
      5.000%, 08/15/05                   260           267
      5.100%, 02/15/06                   385           396
      5.100%, 08/15/06                   395           407
      5.250%, 02/15/08                   400           413
      5.350%, 08/15/09                   440           453
   Vigo County, Hospital
     Authority RB, ETM
      6.875%, 04/01/04                    95           103
                                                  --------
                                                    11,539
                                                  --------
IOWA -- 0.7%
   Des Moines, Lutheran
     Hospital RB, ETM, MBIA
      9.500%, 11/15/02                 1,715         1,940

--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   State Finance Authority RB, Small
     Business Development, Terrance
     Center Association, L.P. Project,
     Guaranty Agreement with
     Central Life Assurance Company
      7.500%, 03/01/22                $1,550      $  1,711
                                                  --------
                                                     3,651
                                                  --------
KANSAS -- 0.9%
   Labette & Cowley Counties, Single
     Family Mortgage RB, Series A
      9.500%, 04/01/13                    70            75
   Labette County, Single Family
     Mortgage, Series 1998 A-2, GNMA
      7.650%, 12/01/11                   450           481
   Manhattan, Central Business District
     Redevelopment Tax Increment RB,
     Series A, AMT, Asset Guaranty
      5.000%, 12/01/02                   665           669
      5.200%, 12/01/03                   500           506
   Reno County, Single Family Mortgage
     Revenue Refunding Bond, Series B
      8.700%, 09/01/11                   310           333
   Saline County, Single Family
     Mortgage RB, Series A
      9.500%, 10/01/11                   150           160
   State Development Authority RB,
     Four Seasons Apartments, AMT,
     Mandatory Put @ 100 (B) LOC (C)
      5.300%, 10/01/07                   365           372
      5.600%, 10/01/07                 1,035         1,054
   Wichita, Hospital RB, ETM
      7.000%, 03/01/06                   435           477
   Wichita, Single Family Mortgage
     RB, Series A
      7.100%, 09/01/09                   240           258
                                                  --------
                                                     4,385
                                                  --------
KENTUCKY -- 0.8%
   Ashland, Environmental Import RB,
     Allied Chemical Project, ETM
      5.800%, 03/01/03                 1,255         1,302
   Greater Kentucky Housing
     Assistance Corporation RB,
     HUD Section 8 Assisted, Series A,
     FHA, MBIA
      7.625%, 01/01/25                   420           437
   Greater Kentucky Housing Assistance
     Corporation RB, HUD Section 8
     Assisted, Series C, FHA, MBIA
      5.350%, 07/01/07                   540           548
   Lakeland, Wesley Village
     Incorporated Housing RB, HUD
     Section 8 Assisted, FHA
      7.125%, 11/01/02                   275           292

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
--------------------------------------------------------------------------------
   Owensboro, Electric, Light &
     Power RB, ETM
     10.500%, 01/01/04                $  410      $    486
   State Turnpike Authority RB, ETM
      7.100%, 07/01/02                   380           402
      6.125%, 07/01/07                   352           374
      6.625%, 07/01/08                   235           255
                                                  --------
                                                     4,096
                                                  --------
LOUISIANA -- 3.1%
   Housing Finance Authority RB,
     Malta Square Project,
     AMT, GNMA
      6.450%, 09/01/27                   630           670
      6.500%, 09/01/38                 1,615         1,716
   Housing Finance Authority RB,
     Single Family Housing,
     AMT, GNMA
      8.050%, 11/01/14                   370           380
   Iberia, Single Family Mortgage,
     Series 1993 RB
      7.375%, 01/01/11                   870           954
   Jefferson Parish, Hospital Service
     District # 001 RB, ETM
      7.125%, 01/01/02                   260           275
   Lafourche Parish, Home Mortgage
     Authority RB, Single Family
     Mortgage, ETM
      7.400%, 07/01/10                    85            99
   Public Facilities Authority RB,
     Beau Terre Project, Mandatory
     Put @ 100, FNMA (B)
      5.800%, 06/01/05                   750           792
   Public Facilities Authority RB,
     Edgewood Apartments,
     Mandatory Put @ 100, FNMA (B)
      5.800%, 06/01/05                 5,155         5,445
   Public Facilities Authority RB,
     Oakleigh Apartment Project, AXA
      5.750%, 03/15/03                   295           310
      5.850%, 03/15/04                   315           331
      5.950%, 03/15/05                   330           347
   Public Facilities Authority RB,
     Series A1, Mandatory
     Put @ 100, AMBAC (B)
      5.000%, 06/01/02                 1,600         1,622
   Public Facilities Authority RB,
     Single Family Mortgage, Series A
      7.375%, 10/01/12                   510           528
   Public Facilities Authority RB,
     Single Family Mortgage, Series C
      8.450%, 12/01/12                   589           631


--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   Public Facilities Authority RB,
     Southern Baptist Hospital, ETM
      8.000%, 05/15/12                $1,040      $  1,258
                                                  --------
                                                    15,358
                                                  --------
MAINE -- 0.0%+
   State Health & Higher Education
     Facilities Authority RB, Cedar
     Nursery, Pre-Refunded
     @ 102 (D), FHA
      7.900%, 02/01/00                   130           140
                                                  --------
MARYLAND -- 1.1%
   Cecil County, Economic Development
     RB, Northeast Plaza Association,
     Series A
      6.875%, 01/15/08                 1,760         1,962
   Cecil County, Economic
     Development RB, Northeast
     Plaza Association, Series B
      6.875%, 01/15/10                   525           585
   Frederick County, Economic
     Development RB, Mortgage
     Revenue Refunding Bond,
     Series A, FHA
      5.900%, 02/01/05                   305           318
   State Economic Development,
     Crescent Cities Health Care
     Project, GNMA
      5.400%, 12/20/27                 1,130         1,130
      5.450%, 12/20/37                 1,650         1,650
                                                  --------
                                                     5,645
                                                  --------
MASSACHUSETTS -- 2.5%
   Boston Industrial Development
     Finance Authority RB, FHA
      6.450%, 08/01/37                 2,000         2,187
   Dartmouth Housing, Crossroads
     Apartments RB, MBIA
      4.850%, 07/01/09                   650           643
   New England Education Loan
     Marketing Corporation RB,
     Student Loans, Series C, GTD
      4.750%, 07/01/98                 1,000         1,001
   State Health & Education
     Authority RB, Beth Israel
     Hospital, ETM
      5.750%, 07/01/06                   100           104
   State Health & Education Authority
     RB, Massachusetts Institute
     of Technology
      8.000%, 07/01/00                    65            70

================================================================================


--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   State Housing Finance Authority
     RB, AMT, MBIA
      6.125%, 12/01/11                $  500      $    526
   State Industrial Finance Agency,
     Draper Place Assisted Living
     Project, GNMA, AMT
      5.400%, 08/20/12                   425           423
      6.450%, 08/20/39                 7,160         7,634
                                                  --------
                                                    12,588
                                                  --------
MICHIGAN -- 1.2%
   Battle Creek, Economic
     Development RB, Kellogg Project
      5.125%, 02/01/09                   480           481
   Detroit, Water Supply Systems
     RB, ETM
      8.875%, 01/01/05                   880         1,020
   Dickinson County Economic RB,
     Champion International Corporation
      6.550%, 03/01/07                   750           794
   Petoskey, Hospital Finance
     Authority RB, ETM
      6.700%, 03/01/07                   535           585
   Saginaw, Hospital Finance Authority
     RB, St. Lukes Hospital, ETM
      7.500%, 11/01/10                   275           324
   State Building Authority RB,
     ETM, MBIA
      7.400%, 04/01/01                    75            78
   State Hospital Finance Authority RB,
     Henry Ford Hospital, ETM
      9.000%, 05/01/04                   285           337
   State Hospital Finance Authority RB,
     Mount Carmel Mercy Hospital, ETM
      7.500%, 08/01/05                    60            67
   State Hospital Finance Authority RB,
     St. Joseph Mercy Hospital
     Project, ETM
      7.000%, 07/01/05                   365           401
   State Hospital Finance Authority RB,
     St. Lawrence Hospital Project, ETM
      7.500%, 05/01/07                   795           898
   State Hospital Finance Authority RB,
     William Beaumont Project, ETM
      6.200%, 01/01/03                    55            58
   State Housing RB, Series D, AMT,
     AMBAC
      5.050%, 12/01/07                   100           101
      5.150%, 12/01/08                   100           101
      5.250%, 12/01/09                   100           101
      5.350%, 12/01/10                   100           101
   State Strategic Fund Obligation,
     Oxford Institute, Series A, RB, ETM
      7.875%, 08/15/05                   340           383
                                                  --------
                                                     5,830
                                                  --------

--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
MINNESOTA -- 0.6%
   Cambridge, Mortgage Revenue,
     Health Care Center RB, Series A,
     GNMA
      5.400%, 11/20/05                $  600      $    628
   City of Fridley, Community
     Development RB, Fridley Business
     Plaza, Mandatory Put @ 100,
     LOC (B)
      5.375%, 09/01/01                 1,225         1,251
   Dakota County, Housing &
     Redevelopment Authority RB,
     Single-Family Mortgage, AMT,
     FNMA, GNMA
      5.550%, 10/01/02                   120           124
      5.750%, 10/01/04                   140           146
   Monticello, Pollution Control RB,
     Northern States Power
      5.375%, 02/01/03                   440           442
   Rochester, St. Mary's Hospital
     RB, ETM
      5.750%, 10/01/07                   470           498
                                                  --------
                                                     3,089
                                                  --------
MISSISSIPPI -- 1.3%
   Mississippi Home Corporation RB,
     Single-Family Mortgage, Series I,
     AMT, GNMA, FNMA
      7.375%, 06/01/28                 3,055         3,548
   Mississippi Home Corporation RB,
     Single-Family, Mortgage Access
     Program, Series 1994A, AMT,
     GNMA
      5.000%, 06/01/04                   515           534
   State Business Finance Industrial
     Development RB, AMT, LOC
      5.450%, 09/01/01                   285           291
      5.600%, 09/01/02                   305           313
      5.800%, 09/01/04                   340           353
      5.900%, 09/01/05                   360           373
   State Single Family Housing
     Authority, Series A,
     GNMA, FNMA
      5.125%, 12/01/17                 1,000           996
                                                  --------
                                                     6,408
                                                  --------
MISSOURI -- 5.6%
   Joplin Industrial Development,
     Tri-State Hospital, Pre-Refunded
     @ 102, RB (D)
      8.250%, 12/15/01                 8,320         9,568

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Kansas City, Industrial Development
     Authority RB, Coves North
     Duplexes, FNMA, Mandatory
     Put @ 100 (B)
      5.600%, 09/01/05                $4,480      $  4,603
   Kansas City, Industrial Development
     Authority Housing RB,
     Royal Woods Apartments,
     Mandatory Put @ 100,
     FNMA (B) (C), AMT
      5.600%, 01/01/10                 7,620         7,877
   Pacific & Franklin Counties,
     Clayton Corporation Project RB,
     AMT, LOC
      5.450%, 05/01/02                   810           826
      5.950%, 05/01/07                   900           938
      6.200%, 05/01/12                   900           939
      6.450%, 05/01/17                   900           938
   Saint Louis County, Convention &
     Sports Center RB, Series B
      6.500%, 08/15/01                   775           821
   Saint Louis, Airport RB, ETM
     12.000%, 07/01/03                    50            67
   Saint Louis, Land Clearance
     Redevelopment Authority RB,
     Westminster Place Apartments,
     Mandatory Put @ 100, FNMA (B)
      5.950%, 04/01/07                   600           643
   State Housing Development,
     Mortgage Backed Security, RB,
     GNMA, AMT
      6.625%, 12/01/17                   415           440
                                                  --------
                                                    27,660
                                                  --------
MONTANA -- 0.1%
   Missoula County, Community
     Hospital RB, ETM, AMBAC
      7.125%, 06/01/07                   445           494
                                                  --------
NEBRASKA -- 0.6%
   Hall County, Hospital Authority
     RB, ETM
      8.000%, 01/01/07                   310           354
   Investment Finance Authority RB,
     Multi-Family Housing,
     Old Cheney Apartments, Series A,
     Mandatory Put @ 100, FNMA (B)
      5.500%, 12/01/05                 2,000         2,090
   Investment Finance Authority RB,
     Tara Hills Villas, FNMA (C)
      4.875%, 01/01/08                   750           753
                                                  --------
                                                     3,197
                                                  --------

--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
NEVADA -- 0.6%
   State Housing Division RB, Austin
     Crest Project, FNMA, AMT
      5.500%, 10/01/09                 $ 480      $    483
   State Housing Division RB,
     Multi-Family Mortgage, Saratoga
     Palms Project, AMT, FNMA
      5.900%, 04/01/06                   700           730
   State Housing Division RB,
     Single Family Mortgage, Series B,
     AMT, FHA, VA
      6.450%, 10/01/07                   795           848
   State Housing Division RB,
     Single Family Mortgage, Series C1,
      5.450%, 04/01/10                   500           508
   State Housing Division RB, Single
     Family Mortgage, Series E, AMT
      6.000%, 10/01/09                   500           523
                                                  --------
                                                     3,092
                                                  --------
NEW HAMPSHIRE -- 1.4%
   State Higher Education & Health
     Facilities Authority RB, Franklin
     Pierce College Academy, ACA
      4.900%, 10/01/08                   665           648
      5.000%, 10/01/09                   495           483
      5.100%, 10/01/10                   845           824
   State Higher Education & Health
     Facilities Authority RB, Crotched
     Mountain Rehabilitation Center,
     Pre-Refunded @ 102 (D)
      7.500%, 01/01/00                   110           118
   State Higher Education & Health
     Facilities Authority RB, Kendal
     at Hanover, LOC
      5.200%, 10/01/06                   830           840
      5.300%, 10/01/07                   625           633
   State Higher Education & Health
     Facilities Authority RB, Riverwoods
     At Exeter, Series B, Mandatory
     Put @ 100 (B), LOC
      5.050%, 03/01/03                 3,200         3,380
                                                  --------
                                                     6,926
                                                  --------
NEW JERSEY -- 1.7%
   Church Street Corporation RB,
     Keansburg Elderly Housing, Series
     1994, HUD Section 8 Assistance
      5.000%, 03/01/01                   170           171
   Deptford Township, GO,
     Fire District # 1
      5.600%, 10/15/06                   190           202
      5.850%, 10/15/07                   200           216

================================================================================


--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   Economic Development Authority
     RB, National Westminster,
     Series H-2, AMT, LOC
      5.000%, 10/01/05                $  690      $    707
   Education Facilities Authority RB,
     Caldwell College, Series A
      7.250%, 07/01/25                 1,195         1,289
   Sayreville Housing, RB, FHA
      6.000%, 02/01/23                 2,800         2,922
   State Health Care Facility Finance
     Authority RB, Community
     Memorial Hospital, Series C
      8.000%, 07/01/14                   205           210
   State Health Care Facility Finance
     Authority RB, Hackensack
     Hospital, ETM
      8.750%, 07/01/09                   170           203
   State Highway Authority RB, Garden
     State Parkway, ETM
      6.500%, 01/01/11                   180           201
   State Housing & Mortgage RB,
     Presidential Plaza, FHA
      6.950%, 05/01/13                   640           688
   State Housing & Mortgage RB,
     Rogers Gardens Apartments,
     FHA (A)
      0.000%, 11/01/98                   220           216
   State Turnpike Authority RB, ETM
     10.375%, 01/01/03                 1,060         1,228
                                                  --------
                                                     8,253
                                                  --------
NEW MEXICO -- 1.3%
   Albuquerque, Class B-2, CMO,
     FGIC (A)
      0.000%, 05/15/11                 8,325         3,382
   Albuquerque, Residential
     Mortgage RB, Series A, ETM
      7.000%, 03/01/04                   640           702
   Bernalillo County, Multi-Family
     Housing RB, Sunchase Apartments,
     Series A, Mandatory
     Put @ 100, AXA (B)
      5.800%, 11/01/06                 1,500         1,599
   Roswell Airport and Marina
     Improvement RB, AMT
      8.500%, 11/01/98                    70            70
   Santa Fe, Single Family Mortgage
     Authority RB, Series 1991
      8.450%, 12/01/11                   136           146
   State Mortgage RB, FHLMC,
     FNMA, GNMA
      5.500%, 07/01/17                   225           226
      5.600%, 07/01/28                   500           503
                                                  --------
                                                     6,628
                                                  --------

--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
NEW YORK -- 8.0%
   Amherst, Industrial Development
     Agency RB, Multi Surface Rink
     Complex, LOC
      4.750%, 10/01/02                $  210      $    210
      5.180%, 10/01/06                   360           361
   Capital District, Youth Center
     Lease RB, LOC
      6.000%, 02/01/17                   500           516
   Nassau County, General
     Improvement GO, Series X,
     AMBAC
      5.000%, 11/01/05                   500           511
      5.000%, 11/01/06                   500           507
   New York City, Housing Authority
     RB, Series A, AMBAC, HUD
      5.450%, 07/01/08                 1,655         1,744
   New York City, Industrial
     Development Agency RB,
     Series C, Mandatory Put @ 100,
     AMT, LOC (B)
      7.625%, 11/01/99                 2,835         2,846
   New York City, Series B, GO,
     AMBAC
      7.250%, 08/15/07                 7,770         9,169
   Oneida County, Industrial
     Development Agency, Mohawk
     Valley, Series A, FSA
      4.550%, 02/01/04                   840           842
      4.650%, 02/01/05                   715           718
      4.700%, 02/01/06                   915           918
      5.200%, 02/01/13                 1,000           988
   State Dormitory Authority RB,
     ETM, FSA (A)
      0.000%, 07/01/04                   110            81
   State Dormitory Authority RB,
     Hunts Point Multi-Service
     Center, SONYMA
      5.625%, 07/01/22                 3,000         3,034
   State Dormitory Authority RB,
     Long Island University,
     Asset Guaranty
      6.000%, 09/01/08                 3,450         3,717
   State Dormitory Authority RB,
     St Mary's Hospital, MBIA
      5.250%, 05/01/05                 1,335         1,387
   State Medical Care Facilities Finance
     Agency RB, Hospital & Nursing
     Home, Series A, Partially
     Pre-Refunded @ 102, FHA (D)
      7.900%, 08/15/98                    50            51
   State Mortgage Agency RB,
     AMT, FHA
      7.700%, 10/01/21                 2,690         2,821

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                    FACE AMOUNT      VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   State Power Authority RB,
     Series C, ETM
      9.500%, 01/01/01                $  280      $    296
   State Urban Development
     Authority RB, AMBAC
      5.625%, 01/01/07                 5,000         5,300
   Syracuse, Housing Authority RB,
     Loretto Rest Homes, FHA
      5.000%, 08/01/07                 2,400         2,439
   UFA Development Corporation,
     Mortgage RB, Loretto Utica
     Project, FHA
      5.150%, 07/01/03                 1,400         1,440
                                                  --------
                                                    39,896
                                                  --------
NORTH CAROLINA -- 0.1%
   Martin County, Pollution Control
     Finanace Authority, Weyerhauser, RB
      8.500%, 06/15/99                   110           115
   Vance County, Industrial Facilities
     Authority RB, AMT, LOC,
     Optional Put @ 100 (B)
      4.700%, 09/01/98                   600           601
                                                  --------
                                                       716
                                                  --------
OHIO -- 4.4%
   Cuyahoga County, Deaconess
     Hospital Project RB, ETM
      6.750%, 11/01/09                   534           588
   Cuyahoga County, Multi-Family
     Housing RB, Water Street
     Association, AMT, FHA, GNMA
      6.250%, 12/20/36                 1,300         1,385
   Franklin County Housing RB,
     Rosewind Project, AMT
      4.900%, 01/01/02                   800           807
   Hancock County Housing RB,
     Crystal Glen, AMT, FHLB
      5.050%, 01/01/10                 1,215         1,200
   Jefferson County GO,
     Asset Guaranty
      6.625%, 12/01/05                   400           426
   Lorain County Hospital Finance RB,
     Humility of Mary Health Care
     Pre-Refunded @ 100 (D)
      5.900%, 06/15/05                 5,900         6,328
   Lorain County Hospital Finance RB,
     Humility of Mary Health
     Care, ETM
      7.125%, 12/15/06                 1,095         1,200
      7.200%, 12/15/11                 1,000         1,101


--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Lorain County, Health Care Facilities
     RB, Kendal At Oberlin, Series B,
     Optional Put @ 100 (B)
      4.750%, 02/01/02                $1,565      $  1,551
   Lucas-Palmer, Housing
     Development Corporation RB,
     Palmer Gardens Section 8, Series A,
     FHA, MBIA
      5.900%, 07/01/07                   295           312
   Miami County, Hospital Facilites RB,
     Pre-Refunded @ 102, MBIA (D)
      6.625%, 05/01/99                    90            94
   Ohio Capital Housing Corporation
     Mortgage RB, Section 8, FHA, MBIA
      4.500%, 01/01/03                   310           310
      5.700%, 01/01/05                   435           455
      5.100%, 07/01/09                 2,095         2,098
   State Building Authority RB, Toledo
     Government Office Building,
     Pre-Refunded @ 100 (D)
     10.125%, 04/01/03                 1,115         1,323
   State Mortgage RB, FHA
      5.600%, 08/01/06                   490           509
   State Pollution Control RB,
     General Motors
      6.500%, 03/01/06                   250           251
   State Water Development
     Authority RB, ETM
      9.375%, 12/01/10                   330           415
   Youngstown State University,
     General Receipt RB, Series A
      6.200%, 12/15/16                 1,580         1,779
                                                  --------
                                                    22,132
                                                  --------
OKLAHOMA -- 1.0%
   Cleveland County, Home Loan
     Authority RB, Single Family
     Mortgage, Series 1992
      8.375%, 08/01/12                 1,935         2,092
   Grand River, Dam Authority
     RB, ETM
      6.250%, 11/01/08                   105           112
   McAlester, Public Works
     Authority RB, FSA
      8.250%, 12/01/04                   125           151
      8.250%, 12/01/05                   750           918
      8.250%, 12/01/06                   185           230
   Payne County, Housing Finance
     Authority RB, Single Family
     Mortgage, Series A
      8.625%, 03/01/11                   355           378
   State Housing Finance Agency RB,
     Northpark and Meadowlane
     Project, FNMA
      5.100%, 12/01/07                   980           980

================================================================================



--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Tulsa, Industrial Development
     Authority RB, Doctors Medical
     Center, Pre-Refunded @ 100 (D)
      6.625%, 10/01/03                 $ 165      $    176
                                                  --------
                                                     5,037
                                                  --------
OREGON -- 0.1%
   State Health, Housing and Education,
     Cedarwest, AMT, LOC
      4.650%, 01/01/08                   640           629
                                                  --------
PENNSYLVANIA -- 14.6%
   Aliquippa, Beaver County, RB, ETM
      8.250%, 09/15/01                   940         1,000
   Allegheny County, Hospital
     Development Authority, RB
      7.750%, 08/01/20                   300           324
   Allegheny County, Industrial
     Development Authority RB, Integra
     Bank of Pittsburgh, AMT, LOC
      6.000%, 10/01/04                 1,000         1,001
   Allegheny County, Residential
     Finance Authority RB, GNMA
      6.500%, 11/01/14                   525           554
   Allentown, Hospital Authority RB,
     Sacred Heart Hospital of
     Allentown, Series A
      6.200%, 11/15/03                   620           660
   Bucks County, Saint Mary's Hospital
     Authority RB, ETM
      6.625%, 07/01/04                    80            86
   Cambria County, GO, FGIC
      5.000%, 08/15/08                   385           394
   Dauphin County School Project,
     General Authority RB,
     WW15 Term, Mandatory
     Tender @ 100 (B)
      6.850%, 06/01/09                   700           750
   Delaware River, Port Authority RB,
     ETM, GO, LOC
      6.500%, 01/15/11                   105           116
   Delaware County, Housing RB,
     Dunwoody Village
      5.625%, 04/01/09                   170           174
   Downingtown Municipal Water
     Authority RB, FSA
      4.750%, 09/01/10                   350           345
   Erie, Higher Education RB,
     Mercyhurst College
      5.750%, 03/15/12                   120           123
      5.850%, 03/15/17                   435           445
   Falls Township, Hospital
     Authority RB, Delaware Valley
     Medical Center, FHA
      6.900%, 08/01/11                 3,495         3,814


--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Fayette County, Hospital
     Authority RB, Uniontown
     Hospital, Connie Lee Insured
      5.200%, 06/15/04                $  280      $    289
      5.400%, 06/15/06                 1,120         1,169
      5.450%, 06/15/07                   600           629
      5.550%, 06/15/08                 1,420         1,500
      5.650%, 06/15/09                 1,505         1,595
   Geisinger, Health Systems
     Authority RB
      7.375%, 07/01/02                   200           211
   Greene County Industrial
     Development Authority,
     Monongahela Power, RB
      4.750%, 02/01/07                 1,000           991
      5.100%, 02/01/12                 1,325         1,310
   Greene County Industrial
     Development Authority,
     West Penn Power, RB
      4.750%, 02/01/07                 6,135         6,081
   Harrisburg, GO, ETM, MBIA
      9.750%, 04/15/99                    40            41
   Hazleton, School District GO,
     Series A, FGIC
      4.500%, 03/01/05                   150           150
      4.650%, 03/01/07                   615           613
      4.750%, 03/01/08                   850           850
      4.900%, 03/01/09                   895           905
      5.000%, 03/01/10                   735           746
      5.000%, 03/01/11                   585           586
   Jefferson County, Municipal
     Authority RB, ETM, MBIA, GTD
      7.000%, 12/01/02                    30            32
   Kennett Square, GO
      4.500%, 02/01/99                   400           402
   Kennett Square, Sewer
     Authority RB, FSA
      5.300%, 12/15/27                 2,565         2,578
   Lancaster, Sewer Authority
     RB, ETM
      6.000%, 04/01/12                     5             5
   Lehigh County, General Purpose
     RB, Muhlenberg Continuing
     Care, Mandatory Put @ 100,
     LOC (B)
      7.800%, 03/15/02                 2,320         2,453
   Lehigh County, Muhlenberg
     Hospital Center RB
      4.800%, 07/15/00                 1,685         1,716
   Manheim Township, School
     Authority RB, Series 1978,
     Pre-Refunded @ 100 (D)
      6.625%, 12/01/05                   505           563

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                   FACE AMOUNT     VALUE
DESCRIPTION                           (000)        (000)
--------------------------------------------------------------------------------
   Metropolitan Lancaster Water
     Project Notes
      4.250%, 02/15/00                $3,100      $  3,092
   Monroeville, Hospital Authority
     RB, East Suburban Health Center,
     Pre-Refunded @ 100 (D)
      7.600%, 07/01/04                   740           828
   Montgomery County Higher
     Education, Waverly Heights
     Project, RB
      5.000%, 01/01/03                   300           300
   Montgomery County Industrial
     Development Authority RB,
     BMHR Associate Project, LOC
      6.750%, 11/15/04                   250           260
   Montgomery County Industrial
     Development Authority RB,
     Emergency Care Research
     Institute Project
      6.400%, 06/01/03                   535           562
   Montgomery County Industrial
     Development Authority RB,
     Meadowood Project
     Pre-Refunded @ 102 (D)
     10.250%, 12/01/00                 2,500         2,903
   Morrisville, School District RB, GTD
      5.500%, 09/01/98                   100           101
   Mount Lebanon Hospital
     Authority RB, ETM
      7.000%, 07/01/06                    35            39
   Penn Cambria School District GO,
     Asset Guaranty
      4.000%, 08/15/99                   275           275
   Pennsylvania Housing Finance RB,
     FNMA, HUD
      6.500%, 07/01/23                 5,150         5,491
   Philadelphia Hospitals & Higher
     Education RB, Series 1996
      5.050%, 07/01/98                 1,280         1,282
   Philadelphia Hospitals & Higher
     Education, Series A FHA
      5.375%, 01/01/28                 3,500         3,439
   Philadelphia Industrial Development
     Authority RB, Convention Project,
     Series 1989, AMBAC, ETM
      7.000%, 07/01/99                   610           622
   Philadelphia Industrial Development
     Authority RB, Elmira Jeffries
     Memorial Home, FHA
      4.750%, 02/01/08                   660           653
   Philadelphia Industrial Development
     Authority RB, Jeanes Physician's
     Office, Series A
      9.375%, 07/01/10                   930           942


--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   Philadelphia Industrial Development
     Authority RB, National Board of
     Medical Examiners Project
      6.750%, 05/01/12                 $ 550      $    596
   Philadelphia United Hospitals
     Project, RB (A) Pre-Refunded
     @ 100 (D)
     10.875%, 07/01/05                   450           578
   Philadelphia, St. Agnes
     Hospital RB, ETM
      6.750%, 08/15/01                   310           322
   Pittsburgh Urban Redevelopment
     Authority RB, Series C, AMT,
     FNMA, GNMA
      5.950%, 10/01/29                   250           258
   Pittsburgh Urban Redevelopment
     Authority RB, Center Triangle,
     Private Placement Tax Increment,
     Series A, LOC
      5.125%, 06/01/00                 1,030         1,042
   Pittsburgh Urban Redevelopment
     Authority RB, Oliver Garage, FGIC
      5.200%, 06/01/11                   405           409
   Pottsville, Hospital Authority RB,
     Pottsville Hospital & Warner Clinic
      7.250%, 07/01/24                   605           670
   Scranton & Lackawanna Counties,
     Health & Welfare Authority RB
      6.625%, 04/15/07                   265           268
   Scranton GO, Series 1997,
     Asset Guaranty
      4.000%, 08/01/98                   365           365
   Seneca Valley School District, GO,
     Series A, FGIC
      5.250%, 07/01/07                 1,775         1,848
   Somerset County, Hospital
     Authority RB, Asset Guaranty,
     Series 1997-B
     5.200%, 03/01/10                    605           608
      5.300%, 03/01/11                   145           146
   Southeastern Pennsylvania, Greene
     School District GO, ETM
      9.375%, 07/01/03                    10            11
   State General Obligation
      4.800%, 06/15/99                 1,000         1,009
      5.300%, 07/01/99                 1,000         1,015
   State Higher Education Facilities
     Authority RB, Gwynedd-Mercy
     College, GO
      5.000%, 11/01/08                 1,490         1,464
   State Higher Education Facilities
     Authority RB, University of the
     Arts, Series 1997, Asset Guaranty
      4.750%, 03/15/05                   165           165
      4.850%, 03/15/06                   270           269

================================================================================



--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
      5.100%, 03/15/09                $  310      $    311
      5.200%, 03/15/10                   325           326
      5.250%, 03/15/11                   345           345
      5.300%, 03/15/12                   345           345
   State Higher Education Facilities
     Authority RB, Ursinus College
      5.000%, 01/01/02                   160           162
      5.100%, 01/01/03                   180           183
      5.200%, 01/01/04                   195           199
      5.300%, 01/01/05                   220           225
      5.400%, 01/01/06                   245           251
      5.850%, 01/01/17                 1,275         1,299
   State Housing Authority RB, Rental
     Housing, FNMA, FHA
      5.150%, 07/01/03                   400           414
   State Housing Authority RB,
     Single Family Mortgage, AMT
      7.000%, 10/01/05                   230           246
   State Participation Certificates,
     Series A, AMBAC
      5.400%, 07/01/09                   175           178
   York, Housing RB
      6.875%, 11/01/09                 1,245         1,281
                                                  --------
                                                    72,798
                                                  --------
RHODE ISLAND -- 0.4%
   Central Falls, GO, Pre-Refunded
     @ 103 (D)
      9.250%, 11/15/00                   180           206
   State Housing & Mortgage Finance
     Corporation RB, Home Ownership,
     Series 3B, AMT
      8.050%, 04/01/22                   290           293
   State Industrial Facilities RB, Crystal
     Thermoplastics Project, Series A,
     AMT, IRBA
      6.900%, 08/01/14                   380           405
   West Warwick, GO, Series A,
     Asset Guaranty
      7.300%, 07/15/08                   910         1,041
                                                  --------
                                                     1,945
                                                  --------
SOUTH CAROLINA -- 1.2%
   State Housing Finance Authority RB,
     Hunting Ridge Apartments,
     Mandatory Put @ 100, AMT (B)
      6.750%, 06/01/10                 1,000         1,068
   State Housing Finance Authority
     RB, Multi-Family Housing, Bryton
     Point Apartments, Mandatory
     Put @ 100, FNMA (B)
      5.700%, 06/01/05                 3,050         3,286


--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   State Housing Finance
     Authority RB, Multi-Family
     Housing, Runaway
     Bay Apartments
      5.500%, 12/01/05                $1,000      $  1,048
   State Housing Finance
     Authority RB, Multi-Family
     Housing, Westbury Place, FHA
      6.050%, 07/01/27                   470           487
                                                  --------
                                                     5,889
                                                  --------
SOUTH DAKOTA -- 0.2%
   State Building Authority, Partially
     Pre-Refunded @ 100 (D)
     10.500%, 09/01/00                   130           145
   State Housing Development
     Authority RB, Series B,
     HUD Section 8
      7.000%, 04/01/12                 1,000         1,071
                                                  --------
                                                     1,216
                                                  --------
TENNESSEE -- 1.2%
   Greeneville, Health & Education
     Facility Board RB, Southern
     Advent Hospital, ETM
      8.700%, 10/01/09                   375           458
   Nashville & Davidson Counties
     Health & Education Board RB,
     CI Homes Project, Pre-Refunded
     @ 105 (D)
      9.000%, 10/01/07                   250           335
   Nashville & Davidson Counties
     Health & Education Board RB,
     Richland Place, Asset Guarantee
      5.500%, 05/01/23                   850           855
   Nashville & Davidson Counties
     Health & Education Board RB,
     Welch Bend Apartments, Series A,
     Mandatory Put @ 100, FNMA (B)
      5.500%, 01/01/07                 2,130         2,223
   Shelby County Health Education &
     Housing RB, Asset Guaranty
      6.500%, 10/01/07                 1,325         1,414
   Shelby County Health Education &
     Housing RB, Windsor Apartments,
     Asset Guaranty
      6.750%, 10/01/17                   490           526
                                                  --------
                                                     5,811
                                                  --------
TEXAS -- 7.1%
   Austin, Water, Sewer & Electric
     Authority RB
     14.000%, 11/15/01                   875         1,039

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Bell County, Health Facility
     Development Corporation RB,
     Central Texas Pooled Health,
     Investment Agreement Sun Life
     Series A, Mandatory
     Put @ 100 (B)
      4.750%, 10/01/98                $  740      $    742
   Bexar County, Housing Finance
     Corporation Residual Bond,
     Capital Appreciation (A)
      0.000%, 03/01/15                 1,765           596
   Brazos, Higher Education
     Authority RB, AMT, GTD
      6.500%, 06/01/04                   175           187
   Bryon, Higher Education Authority
     RB, Allen Academy, Series A
      6.500%, 12/01/06                   400           417
      7.300%, 12/01/16                 1,750         1,840
   Capital Area Housing, IDK Partners,
     1997-A Pass Through Certificates,
     144A, AMT, GNMA
      6.500%, 11/01/19                 3,716         3,870
   Collin County, Housing Finance
     Corporation RB, Multi-Family
     Mortgage, Preston Bend
     Apartments Project, AXA,
     Mandatory Put @ 100 (B)
      6.500%, 09/01/03                 1,000         1,029
   De Soto, Housing RB, Colonies
     Apartments Project, Mandatory
     Put @ 100, FNMA (B)
      5.125%, 10/01/07                 3,725         3,776
   Del Rio GO, Certificates of
     Obligation, Asset Guaranty
      7.500%, 04/01/03                   125           139
      7.500%, 04/01/04                   200           226
      7.500%, 04/01/08                   100           116
      7.500%, 04/01/09                   200           232
      6.500%, 04/01/10                   100           107
      5.550%, 04/01/11                    50            50
      5.650%, 04/01/13                   100           100
      5.750%, 04/01/16                    50            50
      5.750%, 04/01/17                   250           250
   Denison, Hospital Authority RB,
     Texoma Medical Center, ETM
      7.125%, 07/01/08                   160           182
   Gregg County, Housing Finance
     Corporation RB, Summer Lake
     Project, Series A, AXA, Mandatory
     Put @ 100 (B)
      6.400%, 03/01/06                   500           532
   Gulf Coast, Pollution Control RB,
     Pre-Refunded @ 100 (D)
      6.500%, 08/01/03                   155           166


--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Harris County Toll Road General
     Obligation, MBIA (A)
      0.000%, 08/15/01                $1,140      $    989
   Harris County, Housing Finance
     Corporation RB, Multi-Family
     Housing, Colonial House
     Apartments Project, Mandatory
     Put @ 100, LOC (B)
      5.600%, 09/01/99                   230           234
   Harris County, Housing Finance RB,
     Series 1996, AMT, FSA
      5.700%, 06/01/06                   280           292
   Houston, Housing Finance
     Corporation RB, Series 1996-A1
      8.000%, 06/01/14                 2,150         2,354
   Houston, Housing Finance
     Corporation RB, Series 1996-A2 (A)
      0.000%, 06/01/14                 1,830           563
   Houston, Port Authority RB,
     Airport and Marina Improvement
      5.750%, 05/01/02                   310           316
   Houston, Sewer System RB, ETM
      5.400%, 10/01/04                    50            53
      6.375%, 10/01/08                    85            97
   McAllen Development Sales
     Tax RB, FSA
      4.700%, 02/15/08                   250           249
      4.800%, 02/15/09                   250           250
   Northeast Hospital Authority
     RB, ETM
      8.000%, 07/01/08                   585           678
   Odessa, Single Family Mortgage
     RB, Series A, FNMA
      8.450%, 11/01/11                   265           286
   Panhandle Plains, Higher Education
     Authority RB, Series D, AMT, GTD
      5.100%, 09/01/03                   210           215
      5.250%, 03/01/05                   185           190
   Panhandle, Housing Finance
     Corporation RB, Single Family
     Mortgage, Series A, AMT, GNMA
      7.500%, 05/01/24                   440           461
   Southeast Hospital Financing
     Agency RB, Memorial Hospital
     System Project, ETM
      8.500%, 12/01/08                   365           441
      7.500%, 12/01/09                 1,090         1,258
   State Department of Housing &
     Community Affairs RB, Meadow
     Ridge Apartment Project,
     AMT, FNMA
      5.050%, 08/01/08                 1,575         1,577

================================================================================



--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   State Department of Housing &
     Community Affairs RB,
     Volente Project, FNMA, AMT
      5.000%, 07/01/08                $1,170      $  1,169
   Tarrant County, Housing RB,
     Summit Project, Mandatory
     Put @ 100 (B), FNMA
      5.080%, 09/01/07                 2,000         2,023
   Texarkana, Housing Finance
     Corporation RB, Summerhill,
     Series A, GNMA
      5.550%, 01/20/07                   230           239
   Travis County, Housing Finance RB,
     Series 1996, AMT, FSA
      5.700%, 06/01/06                   955           994
   Webb County, Certificate of
     Participation, Asset Guaranty
      5.100%, 10/01/07                   750           767
      5.200%, 10/01/08                   775           797
      5.300%, 10/01/09                   800           826
   Willow Fork, Drain District General
     Obligation, AMBAC
      4.600%, 09/01/05                    85            85
      4.600%, 09/01/06                   240           241
      4.650%, 09/01/07                   430           431
      4.700%, 09/01/08                   285           285
      4.800%, 09/01/09                   415           416
      4.900%, 09/01/10                   435           436
      4.900%, 09/01/11                   515           511
                                                  --------
                                                    35,369
                                                  --------
UTAH -- 1.4%
   Brigham City, Special Assessment
     Bond, District # 22
      9.000%, 08/01/04                   270           302
   Hilldale, Electric Bonds GO, AMT
      7.500%, 12/15/03                   405           440
   Provo, Housing Authority RB,
     Lookout Pointe Apartments, GNMA
      6.000%, 07/20/08                   650           698
   Salt Lake City, Industrial
     Development Authority RB,
     Hermes Associates Project, LOC
      5.900%, 09/01/99                   200           204
   State Housing Finance Agency RB,
     Single Family Mortgage, FHA, VA
      5.500%, 07/01/16                   420           422
   State Housing Finance Agency RB,
     Single Family Mortgage,
     Issue F-1, AMBAC
      5.850%, 07/01/07                   850           916


--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   State Housing Finance Agency RB,
     Single Family Mortgage,
     Series 1998 A-2, AMT
      5.400%, 07/01/16                $1,000      $    983
   State Housing Finance Agency RB,
     Single Family Mortgage,
     Series 1998 A-3, AMT
      5.200%, 07/01/11                   500           494
   State Housing Finance Agency RB,
     Single Family Mortgage,
     Series 1998 B-2, AMT
      5.250%, 07/01/11                   550           549
   State Housing Finance Agency
     RB, Single Family Mortgage,
     Series B-2, AMT, FHA
      7.600%, 01/01/22                   170           179
   State School District Finance
     Cooperative RB, Financing Pool,
     Mandatory Put @ 100, LOC (B)
      8.375%, 02/15/01                   535           541
   Weber County, Municipal Building
     Authority RB, Series 1994,
     Asset Guaranty
      6.750%, 12/15/04                 1,275         1,422
                                                  --------
                                                     7,150
                                                  --------
VIRGINIA -- 1.5%
   Alexandria, Redevelopment &
     Housing Authority RB, Multi-Family
     Housing, United Dominion-Parkwood
     Court, Mandatory Put @ 100,
     AMT (B)
      6.625%, 05/01/06                 2,990         3,147
   King George County, Industrial
     Development Authority RB, King
     George County Elementary School
     Notes, Series A
      4.875%, 08/01/98                   305           305
   Newport News, Industrial
     Development Authority RB,
     Mennonwood Communities,
     Series 1996, GNMA
      7.250%, 08/01/16                 1,185         1,309
   Richmond, Metro Authority
     Expressway RB, Partially
     Pre-Refunded @ 102,
     AMBAC (D), ETM
      7.000%, 10/15/00                 1,595         1,796
   State Housing Development
     Authority RB, Multi-Family
     Housing, Series D
      6.800%, 11/01/09                   800           863
                                                  --------
                                                     7,420
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
WASHINGTON -- 2.0%
   Chelan County Public Utility
     District #1, Series A, Mandatory
     Put @ 100, AMT
      4.850%, 07/01/07                $1,325      $  1,335
   Grays Harbor County  Public
     Utility District #1, RB, ETM
      5.375%, 01/01/06                   425           436
   King County, Housing Authority
     RB, Elderly Housing, Section 8
     Assisted, Series B
      7.000%, 08/01/03                   225           235
   King County, Housing Authority RB,
     Multi-Family Mortgage, Section 8
     Assisted Housing, Series A
      7.000%, 08/01/03                   750           794
   Seattle, Low Income Housing
     Assistance Authority RB, Kin On
     Project, Series A, GNMA
      7.400%, 11/20/36                 1,497         1,688
   Spokane Housing Authority RB,
     Valley 206 Apartments, Series A
      5.625%, 04/01/28                 1,000           966
   Spokane Housing Authority RB,
     Valley 206 Apartments, Series B,
     Standby LOC
      5.750%, 04/01/28                   600           592
   State Health Care Facilities
     Authority RB, Sisters of
     Providence, Pre-Refunded @ 102 (D)
      7.875%, 10/01/99                   940         1,003
   State Housing Finance Commission
     RB, Series A, FNMA
      7.000%, 07/01/99                    85            86
   State Housing Finance Commission
     RB, Series B, FNMA, GNMA
      6.900%, 07/01/16                 2,635         2,790
                                                  --------
                                                     9,925
                                                  --------
WEST VIRGINIA -- 1.9%
   Beckley, Nursing Facility RB, Beckley
     Health Corporation, LOC
      5.550%, 09/01/08                   245           251
      5.700%, 09/01/09                   205           211
   Harrison County, Single Family
     Mortgage RB, Series B, CMO,
     AMBAC (A)
      0.000%, 10/20/10                 2,822         1,178
   Marshall County, Capital
     Appreciation RB, MBIA (A)
      0.000%, 05/01/14                 3,000           904
   Mason County, First Mortgage RB,
     Point Pleasant Haven, LOC
      6.200%, 12/01/05                   850           891


--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Preston County, Monongahela
     Pollution Control RB
      4.500%, 03/01/03                $5,350      $  5,330
   Raleigh, Fayette, & Nicholas
     Counties, Single Family
     Mortgage RB, Series B, CMO,
     AMBAC (A)
      0.000%, 06/20/10                 2,167           864
                                                  --------
                                                     9,629
                                                  --------
WISCONSIN -- 1.3%
   Oshkosh, Hospital Facilities
     Authority RB, Mercy Medical
     Center, Pre-Refunded @ 100 (D)
      7.375%, 07/01/07                   225           255
   Pewaukee, Lake Country Industrial
     Development RB, AMT, LOC
      5.800%, 06/01/04                   105           109
      5.900%, 06/01/05                   110           115
      6.000%, 06/01/06                   140           148
   State Health & Education Faciliteis
     Authority RB, Viterbo College
     Project, LOC
      5.250%, 02/01/04                   115           116
      5.400%, 02/01/05                   100           102
      5.750%, 02/01/12                   525           533
      6.000%, 02/01/17                   540           554
   State Health & Education Facilities
     Authority RB, Sisters of
     Sorrowful Mother, MBIA
      5.100%, 08/15/07                 1,135         1,165
      5.200%, 08/15/08                 1,670         1,724
      5.300%, 08/15/09                 1,185         1,229
   West Bend, GO
      6.400%, 02/01/05                   150           161
   Whitewater, Waterworks System RB
      7.500%, 07/01/16                   250           287
                                                  --------
                                                     6,498
                                                  --------
WYOMING -- 0.9%
   City of Cheyenne, Federal Mineral
     Royalty RB, Second Lien
      6.200%, 06/01/09                 1,000         1,055
   Community Development Authority
     Housing RB, AMT
      5.700%, 12/01/07                   200           211
   Community Development Authority
     Housing RB, Series B, AMT
      8.125%, 06/01/21                   475           498
   Teton County Hospital RB,
     St. John's, ACA
      5.000%, 12/01/03                   330           333

================================================================================



--------------------------------------------------------------------------------
                                   FACE AMOUNT     VALUE
DESCRIPTION                        (000)/SHARES    (000)
--------------------------------------------------------------------------------
   Teton County, School
     District #1, MBIA
      5.000%, 06/01/05                $2,300      $  2,349
                                                  --------
                                                     4,446
                                                  --------
Total Municipal Bonds
   (Cost $481,071)                                 492,079
                                                  --------

TAX-EXEMPT ASSET-BACKED SECURITIES -- 0.9%
   Bridlewood Village Apartments,
     Participation Certificate,
     Class A, FHA 221
      5.600%, 09/01/21                 1,850         1,850
   FHA Insured Trust, Series 1996-1,
     Class A-2, Private Placement
      6.750%, 02/01/13                   607           605
   FHA Insured Trust, Series 1996-1,
     Class A-3, Private Placement
      7.000%, 02/01/22                 1,713         1,709
                                                  --------
Total Tax-Exempt
   Asset-Backed Securities
   (Cost $4,170)                                     4,164
                                                  --------

CASH EQUIVALENT -- 0.0%+
   SEI Institutional Tax Free Portfolio
   (Cost $197)                           197           197
                                                  --------

Total Investments -- 99.6%
   (Cost $485,438)                                 496,440
                                                  --------
OTHER ASSETS AND LIABILITIES, NET -- 0.4%            2,120
                                                  --------
Total Net Assets -- 100.0%                        $498,560
                                                  ========

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001
   par value) based on 44,548,599
   outstanding shares of beneficial interest      $485,428
Capital shares of Service Shares
   (unlimited authorization -- $0.001
   par value) based on 122,945
   outstanding shares of beneficial interest         1,377
Undistributed net investment income                      8
Accumulated net realized gain on investments           745
Net unrealized appreciation on investments          11,002
                                                  --------
Total Net Assets                                  $498,560
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares          $11.16
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Service Shares                $11.16
                                                  ========





--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
+ LESS THAN 0.05%

(A)   ZERO COUPON SECURITY

(B) MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1998.

(D) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

AMT   INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX

CMO   COLLATERALIZED MORTGAGE OBLIGATION

ETM   ESCROWED TO MATURITY

GO    GENERAL OBLIGATION

LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK.

RB    REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.

ACA              ACA INSURANCE

AMBAC            AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

ASSET GUARANTY   ASSET GUARANTY

AXA              AXA REINSURANCE

FGIC             FINANCIAL GUARANTY INSURANCE COMPANY

FHA              FEDERAL HOUSING ADMINISTRATION

FNMA             FEDERAL NATIONAL MORTGAGE ASSOCIATION

FSA              FINANCIAL SECURITY ASSURANCE

GNMA             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

GTD              GUARANTEED STUDENT LOANS

HUD              HOUSING & URBAN DEVELOPMENT

IRBA             IRBA GUARANTY

MBIA             MUNICIPAL BOND INVESTORS ASSURANCE

VA               VETERANS ADMINISTRATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


FIXED INCOME FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 16.3%
   American United Life
     Insurance, 144A
      7.750%, 03/30/26               $ 9,050    $    9,276
   BankAmerica Institutional-B, 144A
      7.700%, 12/31/26                 5,015         5,134
   BFC Finance, GSA Lease
      7.375%, 12/01/17                 7,975         8,463
   Executive Risk Capital Trust, 144A
      8.675%, 02/01/27                 5,480         6,049
   Farmers Insurance Exchange, 144A
      8.625%, 05/01/24                 9,000        10,474
   First American Financial
      7.550%, 04/01/28                 8,335         8,314
   Florida Property, 144A
      7.375%, 07/01/03                 5,435         5,693
   General Motors Acceptance
     Corporation
      7.125%, 05/01/01                18,000        18,473
   Heller Financial Fuji Bank
      6.440%, 10/06/02                15,000        14,963
   Hong Kong Shanghai Bank
      7.000%, 11/01/06                13,800        14,111
   Hong Kong Shanghai
     Bank America, 144A
      7.808%, 12/15/26                 8,325         8,169
   Jackson National Life
     Insurance, 144A
      8.150%, 03/15/27                15,650        17,403
   Lehman Brothers
      8.750%, 03/15/05                 2,445         2,748
     11.625%, 05/15/05                 4,735         6,067
   Life Reinsurance Capital
     Tier I, 144A
      8.720%, 06/15/27                 5,290         5,673
   World Financial Center, 144A,
     Tower D
      6.950%, 09/01/13                 5,000         5,127
   Ohio National Life Insurance,
     144A
      8.500%, 05/15/26                 4,000         4,517
   Paine Webber
      6.750%, 02/01/06                10,400        10,491
   Paine Webber Group MTN
      6.790%, 10/04/04                 3,500         3,531
   Prudential Funding, 144A
      6.750%, 09/15/23                 2,000         1,873
   Prudential Insurance, 144A
      6.875%, 04/15/03                11,795        11,972
      7.650%, 07/01/07                 8,125         8,673
   Republic of Marshall Islands,
     Private Placement
      7.600%, 10/15/01                 6,808         6,902


--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Union Central Life Insurance, 144A
      8.200%, 11/01/26               $10,790    $   11,437
                                                ----------
Total Corporate Obligations
   (Cost $197,170)                                 205,533
                                                ----------

ASSET-BACKED SECURITIES -- 11.0%
   Banc One Credit Card Master
     Trust, Series 1995-A
      6.150%, 07/15/02                13,510        13,600
   Barnett Auto Trust, Series 1997-A,
     Class A4
      6.180%, 09/15/02                16,900        16,980
   California Infrastructure SCE-1,
     Series 1997-1, Class A4
      6.220%, 03/24/04                 1,780         1,796
   California Infrastructure Sce-1,
     Series 1997-1, Class A5
      6.280%, 09/25/05                 2,100         2,124
   California Infrastructure, Series
     1997-1, Class A7
      6.420%, 09/25/08                 4,210         4,276
   California Infrastructure,
     Series 1997-1, Class A5
      6.250%, 06/25/04                 5,000         5,049
   Chase Manhattan Credit Card
     Trust, Series 1996-3, Class A
      7.040%, 02/15/05                 5,330         5,494
   Chase Manhattan Credit Card
     Trust, Series 1997-2, Class A
      6.300%, 08/15/03                11,849        11,983
   Chemical Master Credit Card
     Trust 1, Series 1996-3, Class A
      7.090%, 02/15/09                 8,905         9,503
   Chemical Master Credit Card
     Trust, Series 1995-3, Class A
      6.230%, 04/15/05                 9,074         9,166
   Chemical Master Credit Card
     Trust, Series 1996-1, Class A
      5.550%, 09/15/03                 4,021         3,987
   First Omni Bank Credit Card
     Master Trust, Series 1996-A,
     Class A
      6.650%, 09/15/03                14,855        15,155
   First USA Credit Card Master
     Trust, Series 1997-6, Class A
      6.420%, 03/17/05                12,952        13,137
   Union Acceptance, Series 1997-C,
     Class A3
      6.490%, 01/10/05                20,000        20,154

================================================================================


--------------------------------------------------------------------------------
                                   FACE AMOUNT    VALUE
DESCRIPTION                            (000)      (000)
--------------------------------------------------------------------------------
   World Omni Automobile Lease
     Securitization Trust III,
     Series 1997-B, Class A4
      6.200%, 11/25/03               $ 6,781    $    6,807
                                                ----------
Total Asset-Backed Securities
   (Cost $137,948)                                 139,211
                                                ----------

MORTGAGE-BACKED OBLIGATIONS -- 23.3%
   Access Financial Manufactured
     Housing Contract Trust,
     Series 1995-1, Class A3
      7.100%, 05/15/21                   740           756
   Access Financial Manufactured
     Housing Contract Trust,
     Series 1996-1, Class A4
      7.300%, 11/15/26                   300           310
   Associates Manufactured Housing,
     Series 1996-1, Class A4
      7.300%, 03/15/27                 2,960         3,080
   Associates Manufactured Housing,
     Series 1996-1, Class A5
      7.600%, 03/15/27                 4,200         4,451
   Associates Manufactured Housing,
     Series 1997-1, Class A5
      6.675%, 03/25/28                10,775        10,875
   BankAmerica Manufactured
     Housing Contract Series 1996-1,
     Class A4
      7.300%, 10/10/26                14,068        14,580
   Chase Mortgage Finance,
     Series 1993-F1, Class 1A2
      5.750%, 04/25/09                   284           282
   Chase Mortgage Finance,
     Series 1994-B, Class A1
      6.750%, 02/25/25                 1,211         1,206
   Chase Mortgage Finance,
     Series 1994-G, Class A3
      6.750%, 04/25/25                 9,333         9,322
   Countrywide Mortgage Backed
     Securities, Series 1994-C, Class A8
      6.500%, 03/25/24                 1,265         1,173
   General Electric Capital Mortgage
     Services,  Series 1994-14, Class A1
      6.500%, 04/25/24                   304           303
   General Electric Capital Mortgage
     Services, Series 1993-14, Class A7
      6.500%, 11/25/23                 1,925         1,761
   General Electric Capital Mortgage
     Services, Series 1994-10, Class A10
      6.500%, 03/25/24                 2,746         2,671
   General Electric Capital Mortgage
     Services, Series 1997-7, Class A7
      7.500%, 08/25/27                 3,788         3,852


--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Green Tree Financial, Series
     1994-6, Class A5
      8.250%, 01/15/20               $ 5,000    $    5,289
   Green Tree Financial,
     Series 1996-2, Class A4
      7.200%, 04/15/27                 7,000         7,242
   Green Tree Financial,
     Series 1996-2, Class B1
      7.550%, 04/15/27                 6,950         6,971
   Green Tree Financial,
     Series 1996-4, Class A6
      7.400%, 06/15/27                 4,925         5,156
   Green Tree Financial,
     Series 1996-5, Class A5
      7.450%, 07/15/27                 4,450         4,698
   Green Tree Financial,
     Series 1996-8, Class A6
      7.600%, 09/25/26                 3,900         4,213
   Green Tree Financial,
     Series 1997-3, Class B1
      7.510%, 07/15/28                 7,000         7,324
   Green Tree Financial,
     Series 1997-5, Class A6
      6.820%, 05/15/29                12,010        12,164
   Green Tree Financial,
     Series 1997-6, Class B1
      7.170%, 01/15/29                10,950        11,148
   Green Tree Financial,
     Series 1998-2, Class B1
      7.360%, 10/01/20                10,000         9,944
   Green Tree Financial,
     Series 1998-3, Class B1
      7.290%, 09/01/21                   150           150
   Green Tree Home Improvement
     Loan Trust, Series 1996-F,
     Class HEA3
      6.900%, 01/15/28                 5,350         5,469
   Green Tree Home Improvement
     Loan Trust, Series 1997-D,
     Class HEA3
      6.390%, 09/15/28                 7,762         7,783
   J.P. Morgan Commercial Mortgage
     Finance, Series 1997-C5, Class A2
      7.069%, 09/15/29                12,815        13,270
   Merrill Lynch Mortgage Investors,
     Series 1990-C, Class B, 144A
      9.700%, 06/15/10                10,000        10,600
   Merrill Lynch Mortgage Investors,
     Series 1991-1, Class A
      7.650%, 01/15/12                 1,007         1,015
   Merrill Lynch Mortgage Investors,
     Series 1995-C1, Class A (C) 144A
      7.137%, 05/25/15                 7,331         7,544

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


FIXED INCOME FUND, CONTINUED
--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Merrill Lynch Mortgage Investors,
     Series 1996-C1, Class A1
      7.150%, 04/25/28               $ 9,467    $    9,686
   Norwest Asset Securities,
     Series 1996-2, Class A6
      7.000%, 09/15/11                 9,000         9,075
   Norwest Asset Securities,
     Series 1997-14, Class A2
      6.750%, 10/25/27                18,469        18,631
   Oakwood Mortgage Investors,
     Series 1996-B, Class A3
      7.100%, 10/15/26                 3,830         3,957
   Oakwood Mortgage Investors,
     Series 1996-B, Class A4
      7.350%, 10/15/26                 5,400         5,691
   Paine Webber Mortgage Acceptance,
     Series 1995-M1, Class A, 144A
      6.700%, 01/15/07                20,000        20,277
   PNC Mortgage Securities,
     Series 1997-6, Class A2
      6.600%, 07/25/27                 3,467         3,491
   Prudential Home Mortgage
     Securities, Series 1993-1, Class A1
      7.500%, 02/25/23                   868           866
   Prudential Home Mortgage
     Securities, Series 1993-61, Class A1
      6.500%, 12/25/08                   380           379
   Prudential Home Mortgage
     Securities, Series 1993-9, Class A9
      6.700%, 03/25/08                   368           367
   Prudential Home Mortgage
     Securities, Series 1994-12, Class A7
      6.050%, 04/25/24                 3,999         3,559
   Prudential Home Mortgage
     Securities, Series 1994-17, Class A5
      6.250%, 04/25/24                 5,700         5,291
   Residential Accredit Loans,
     Series 1996-QS4, Class AI4
      7.500%, 08/25/26                 8,000         8,011
   Residential Accredit Loans,
     Series 1997-QS4, Class A2
      7.250%, 05/25/27                 2,000         2,004
   Residential Asset Securitization
     Trust, Series 1996-A5, Class A3
      7.750%, 09/25/26                 3,369         3,376
   Residential Asset Securitization
     Trust, Series 1997-A4, Class A3
      7.250%, 06/25/27                13,391        13,499
   Residential Asset Securitization
     Trust, Series 1997-A6, Class A4
      7.250%, 09/25/12                 9,598         9,714
   Residential Funding Mortgage
     Securities I, Series 1992-S36,
     Class A2
      5.700%, 11/25/07                   138           137

--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   UCFC Home Equity Loan, Series
     1996-B1, Class A2
      7.075%, 04/15/10                $  650    $      653
                                                ----------
Total Mortgage-Backed Obligations
   (Cost $287,649)                                 293,266
                                                ----------

TAXABLE MUNICIPAL BONDS -- 11.9%
   Allegheny County,
     Pennsylvania RB (A), FHA 223F
      0.000%, 08/01/28                 9,125           947
   Atlanta, Georgia, Urban
     Redevelopment Finance
     Authority RB, FNMA (A)
      0.000%, 10/01/16                21,000         5,093
   Baltimore, Maryland, Mayor &
     City Council GO, FGIC
      8.100%, 10/15/10                 1,775         1,995
      8.700%, 10/15/15                 1,875         2,173
   Bell County, Texas Health Facility,
     Southern Healthcare RB, LOC (C)
      5.900%, 12/01/19                   350           350
   Belmont, California, Redevelopment
     Agency Tax Allocation Bond, MBIA
      7.550%, 08/01/11                   895           918
   California State Housing Finance
     Agency RB, AMBAC
      7.900%, 08/01/07                 7,580         7,874
      8.240%, 02/01/14                 1,435         1,526
   Cameron County, Texas, Housing
     Finance RB, CMO, Series 1990A,
     Class 1B, FGIC
     10.210%, 09/01/10                 1,503         1,559
   Cameron County, Texas, Housing
     Finance RB, CMO, Series 1990A,
     Class 1C, FGIC
     10.450%, 09/01/11                   945         1,083
   Chattahoochee Valley, Alabama,
     Water Supply RB, Asset Guaranty
      8.600%, 10/01/07                   200           226
   City of Morgantown, Kentucky,
     Southern Healthcare LOC (C)
      5.900%, 12/01/99                   100           100
   Connecticut State Health &
     Education RB, Nursing
     Home Program
      8.450%, 11/01/99                   470           484
   Connecticut State Health &
     Education RB, Sheridan
     Woods Center
      7.950%, 11/01/05                 1,755         1,880
      8.730%, 11/01/17                 1,150         1,305

================================================================================


--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Dade County, Florida, Aviation
     RB, AMBAC
      8.650%, 10/01/03                $1,000    $    1,115
   Delaware State Housing Authority
     RB, AMBAC
      6.750%, 07/01/14                   955           967
   Erie County, New York, Industrial
     Development Authority RB,
     Journeys End Project LOC
      9.750%, 01/01/15                 1,765         1,808
   Fresno, Multi-Family Housing
     RB, LOC (C)
      6.260%, 12/01/26                   385           385
   Fulton, Missouri, Imperial District
     Golf Course GO, MBIA
      7.500%, 07/01/07                 1,135         1,209
   Harrisburg, Pennsylvania,
     Resource Recovery
     Authority RB, MGG
      6.000%, 09/01/98                   110           110
      6.875%, 09/01/03                   515           509
      7.750%, 09/01/13                 3,145         3,224
   Harristown, Pennsylvania RB,
     Development Special Obligations,
     Private Placement, ETM
      6.150%, 02/01/16                 4,355         4,208
   Hofstra University,
     New York RB, MBIA
      7.700%, 07/01/15                 3,895         4,148
   Huntingdon, West Virginia, CMO
      9.050%, 01/15/12                   949         1,047
   Iowa State Financial
     Authority RB, GNMA
      7.125%, 10/20/15                 1,980         2,049
   Kanawha & Putnam Counties,
     West Virginia RB, AMBAC (A)
      0.000%, 12/01/16                 4,485         1,200
   Lake Mills, Iowa, Mercy Health
     Center First Mortgage RB,
     Series 1995, Private Placement
      7.450%, 11/01/99                   250           251
      7.600%, 11/01/00                   280           281
      7.600%, 11/01/01                   360           362
      7.750%, 11/01/02                   385           387
      7.850%, 11/01/03                   410           411
      7.850%, 11/01/04                   410           408
      7.900%, 11/01/05                   450           445
      8.000%, 11/01/06                   590           587
      8.000%, 11/01/07                   610           604
   Los Angeles County,
     California RB, LOC
     10.500%, 06/01/15                   400           404

--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Manatee County, Florida,
     Single Family Housing RB,
     GNMA, FNMA
      7.300%, 11/01/12                $1,300    $    1,383
   Maury County, Tennessee, Health
     Facility RB, Southern
     Healthcare, LOC (C)
      5.900%, 12/01/00                   250           250
   Mississippi State Home, Single
     Family Home RB, Series G,
     Class 1, FNMA, GNMA
      6.450%, 11/01/07                 2,805         2,823
   Mississippi State Home, Single
     Family Home RB, Series H,
     Class 2, FNMA, GNMA
      6.610%, 12/01/12                 2,245         2,256
   Mississippi State Home RB,
     Single Family Mortgage,
     GNMA, FNMA
      7.750%, 07/01/24                 2,850         2,850
   Mississippi State Home
     Residential RB, FHA (A)
      0.000%, 12/01/08                    65            32
      0.000%, 12/01/12                 9,000         3,195
   Monroe County, New York,
     Nationwide Precision Products
     Facilities, LOC (C)
      6.000%, 12/01/04                 1,675         1,675
   Montgomery County, New York
     Industrial Development
     Authority RB, LOC (C)
      5.800%, 05/01/25                   970           970
   Montgomery, Alabama, Industrial
     Development Authority RB,
     LOC, (C)
      5.800%, 05/01/25                 3,705         3,705
   New Jersey State Economic
     Development Authority RB,
     State Contract
      7.100%, 09/15/02                 2,345         2,386
   New Mexico State Mortgage
     Financial Authority, CMO,
     Series 1997-C1
      7.430%, 07/01/29                 3,325         3,487
   New Orleans, Louisiana,
     Single Family Mortgage
     Authority RB, Series A, MBIA, (A)
      0.000%, 10/01/15                 4,540         1,078
   New York City GO, Pre-Refunded
     @ 102 (A) (D)
      0.000%, 11/15/01                   260           216
   New York City GO, Pre-Refunded
     @ 102 (D)
     10.500%, 11/15/01                   615           710

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


FIXED INCOME FUND, CONTINUED
--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   New York City GO, Pre-Refunded
     @ 103 (A) (D)
      0.000%, 08/01/01                $   50    $       43
   New York City GO, Pre-Refunded
     @ 103 (D)
     10.000%, 08/01/01                   355           403
   New York City, Industrial
     Development Authority RB,
     Civic Facility, Series B, MBIA
      8.100%, 09/01/06                 1,735         1,928
   New York City, Mortgage Loan
     Trust 1996-A2, 144A
      6.750%, 06/25/11                 4,570         4,660
   New York City, Mortgage Loan
     Trust 1996-A3, 144A
      6.750%, 09/25/19                 9,250         9,036
   New York State Housing Finance
     Authority RB, Series 1996-C, FHA
      8.110%, 11/15/38                 2,965         3,013
   North Greenbush, New York,
     Industrial Development
     Authority RB (C), LOC
      5.850%, 11/01/08                 6,000         6,000
   North Miami, Florida, Pension
     Funding Special Obligation, FHA
      6.850%, 07/01/05                   255           261
      7.000%, 07/01/08                   335           345
   Ohio State Capital For Housing RB,
     Georgetown Village Project,
     Series 1996-C, FHA
      7.625%, 07/01/22                 1,250         1,270
   Oklahoma City, Oklahoma, Airport
     Trust RB, 17th Series
      8.300%, 10/01/12                 1,000         1,059
   Oklahoma City, Oklahoma, Airport
     Trust RB, Federal Bureau
     Prisons Project
      9.800%, 11/01/14                 2,650         3,120
   Oklahoma County, Oklahoma,
     Home Finance Authority RB (A)
      0.000%, 07/01/12                 3,450         1,095
   Panhandle, Texas, Regional
     Housing Finance RB,
     Series 1996 (A)
      0.000%, 10/01/11                 1,460           575
   Pima & Maricopa Counties,
     Arizona, Industrial Development
     Authority RB, Series 1993B, FNMA
      6.500%, 01/01/06                   620           636
   Plymouth County, Massachusetts,
     Correctional Facility Certificate
     of Participation
     10.400%, 04/01/22                 5,100         5,706


--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   Quad Cities, Illinois, Regulated
     Economic Development Auth,
     Heritage Place Project,
     Private Placement
      9.750%, 08/01/16               $   500    $      546
   Rhode Island Port Authority
     Economic Development RB,
     Central Falls Detention
     Center, Series A
      8.200%, 01/15/08                 1,105         1,209
   Sand Creek, Idaho, Multi-Family
     Housing RB, Limited Partnership
      8.250%, 12/01/18                 3,545         3,563
   Sedgewick & Shawnee Counties,
     Kansas, Single Family Housing
     RB, GNMA
      8.375%, 06/01/18                11,240        12,083
   Sedgewick & Shawnee Counties,
     Kansas, Single Family Housing
     RB, Series A3, GNMA
      6.520%, 12/01/12                 6,710         6,895
   Shawnee, Kansas, Housing RB,
     Pinegate West Apartments, LOC (C)
      5.000%, 02/01/24                   425           425
   Southwestern Illinois Development
     Authority RB, Sports Facility
     Project, 144A
      9.200%, 02/01/13                 2,250         2,441
   Southwestern Illinois Development
     Authority, Gateway International
     Motorsports, Private Placement
      9.250%, 02/01/17                 1,000         1,170
   Tarrant County, Texas, Housing
     Finance RB, Single Family
     Mortgage, MBIA
      6.650%, 07/15/16                   455           474
   Texas State Department of Housing &
     Community Affairs RB, NHP
     Foundation, Asmara Project,
     Series B
      6.400%, 11/01/99                    50            50
   Utah State Housing Finance
     Agency RB, Series D-1
      9.850%, 07/01/10                   215           228
   York, Pennsylvania GO,
     Series A, FGIC
      6.250%, 02/01/05                 1,000           996
                                                ----------
Total Taxable Municipal Bonds
   (Cost $144,547)                                 149,878
                                                ----------

================================================================================



--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED OBLIGATIONS -- 12.3%
   Dade County, Florida, Housing
     Finance Agency RB,
     GNMA (C), AMT
      5.600%, 04/01/27                $3,996    $    4,316
   Drexel Burnham Lambert Trust,
     Series T, Class 3
      8.450%, 01/20/19                 1,731         1,768
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1163, Class HA
      7.950%, 12/15/19                    26            26
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1178, Class G
      6.750%, 05/15/06                    27            27
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1324, Class VD
      7.000%, 06/15/05                   825           835
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1392, Class AB
      6.250%, 09/15/18                    58            58
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1411, Class G
      6.500%, 07/15/18                 4,500         4,517
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1462, Class PT
      7.500%, 01/15/03                 4,756         4,871
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1482, Class D
      6.000%, 03/15/14                     6             6
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1496, Class KB
      6.500%, 05/15/08                 2,100         2,097
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1547, Class PD
      5.750%, 01/15/14                    57            57
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1557, Class B
      5.000%, 08/15/98                    28            28
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1562, Class J
      7.000%, 05/15/10                 9,650         9,905


--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1633, Class PE
      5.750%, 10/15/17               $ 1,500    $    1,492
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1667, Class PC
      5.500%, 06/15/04                 2,206         2,203
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 70, Class C
      9.000%, 09/15/20                   577           610
   Federal Home Loan Mortgage
     Corporation/Government
     National Mortgage Association,
     REMIC, Series 32, Class PD
      6.350%, 03/25/15                 2,000         1,996
   Federal National Mortgage
     Association, Pool #303387
      8.000%, 07/01/02                 2,146         2,184
   Federal National Mortgage
     Association, REMIC,
     Series 1989-74, Class J
      9.800%, 10/25/19                 1,759         1,902
   Federal National Mortgage
     Association, REMIC,
     Series 1989-79, Class D
      9.000%, 11/25/19                 1,350         1,448
   Federal National Mortgage
     Association, REMIC,
     Series 1991-108, Class H
      7.500%, 04/25/20                    24            23
   Federal National Mortgage
     Association, REMIC,
     Series 1992-100M
      8.500%, 06/25/05                 8,000         8,255
   Federal National Mortgage
     Association, REMIC,
     Series 1992-20, Class PG
      7.000%, 05/25/05                    40            40
   Federal National Mortgage
     Association, REMIC,
     Series 1992-43, Class E
      7.500%, 04/25/22                 3,420         3,498
   Federal National Mortgage
     Association, REMIC,
     Series 1993-174, Class C
      5.750%, 12/25/03                   576           574
   Federal National Mortgage
     Association, REMIC,
     Series 1993-174, Class EA
      6.150%, 10/25/07                 4,000         4,001

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


FIXED INCOME FUND, CONTINUED
--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   Federal National Mortgage
     Association, REMIC,
     Series 1993-192, Class E
      5.950%, 11/25/07               $ 1,000    $      994
   Federal National Mortgage
     Association, REMIC,
     Series 1993-194, Class PE
      5.350%, 09/25/02                   258           257
   Federal National Mortgage
     Association, REMIC,
     Series 1993-31, Class G
      7.000%, 01/25/03                 3,940         3,992
   Federal National Mortgage
     Association, REMIC,
     Series 1994-34, Class PD
      5.500%, 10/25/04                   855           851
   Federal National Mortgage
     Association, REMIC,
     Series 1994-92, Class DE
      7.500%, 07/25/07                 6,268         6,539
   Federal National Mortgage
     Association, REMIC,
     Series 1995-2, Class H
      8.500%, 06/25/10                18,200        19,789
   Federal National Mortgage
     Association, REMIC,
     Series 1996-12, Class C
      6.500%, 03/25/23                 6,575         6,474
   Federal National Mortgage
     Association, REMIC,
     Series 1996-23, Class D
      6.500%, 10/25/23                 2,650         2,609
   Federal National Mortgage
     Association, REMIC,
     Series 1996-40, Class D
      3.725%, 09/25/22                 1,000           869
   Federal National Mortgage
     Association, REMIC,
     Series 1997-13, Class CB
      7.000%, 09/18/03                 5,273         5,355
   Federal National Mortgage
     Association, REMIC,
     Series 1997-32A, Class PB
      6.500%, 03/25/15                13,759        13,834
   Federal National Mortgage
     Association, REMIC,
     Series 1997-40, Class PE
      6.750%, 07/18/19                 5,290         5,350
   Federal National Mortgage
     Association, REMIC,
     Series 1997-M2, Class B (C)
      7.350%, 02/17/08                20,800        21,751


--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
   Federal National Mortgage
     Association, REMIC,
     Series G-26, Class F (C)
      6.200%, 12/25/20              $     63    $       63
   Federal National Mortgage
     Association, REMIC,
     Series G92-24, Class E
      6.500%, 11/25/20                     4             4
   Federal National Mortgage
     Association, REMIC,
     Series G92-39, Class Q
      7.000%, 03/25/01                 3,000         3,020
   Federal National Mortgage
     Association, REMIC,
     Series X-19C, Class G
      7.500%, 08/25/21                   720           737
   Federal National Mortgage
     Association, Series 1995-M2,
     Class B
      6.700%, 05/25/28                 3,961         4,015
   Government National Mortgage
     Association, Pool # 413221
      8.250%, 05/15/10                 1,541         1,619
                                                ----------
Total U.S. Government Agency
   Mortgage-Backed Obligations
   (Cost $151,006)                                 154,859
                                                ----------

U.S. TREASURY OBLIGATIONS -- 23.7%
   U.S. Treasury Bonds
      6.500%, 11/15/26                81,840        87,161
   U.S. Treasury Notes
      6.500%, 05/31/01               128,422       131,535
      7.875%, 11/15/04                71,351        79,596
                                                ----------
Total U.S. Treasury Obligations
   (Cost $298,929)                                 298,292
                                                ----------

REPURCHASE AGREEMENT -- 0.7%
   J.P. Morgan Securities
     5.52%, dated 04/30/98,
     matures 05/01/98, repurchase
     price $8,427,158 (collateralized
     by U.S. Treasury Note, par value
     $8,277,000, due 02/29/00,
     market value $8,573,925)
     (Cost $8,405)                     8,405         8,405
                                                ----------
Total Investments -- 99.2%
   (Cost $1,225,654)                             1,249,444
                                                ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.8%           10,335
                                                ----------
Total Net Assets -- 100.0%                      $1,259,779
                                                ==========

================================================================================


--------------------------------------------------------------------------------
                                                   VALUE
DESCRIPTION                                        (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001
   par value) based on 117,668,264
   outstanding shares of beneficial interest    $1,228,807
Capital shares of Service Shares (unlimited
   authorization -- $0.001 par value)
   based on 51,017 outstanding shares of
   beneficial interest                                 547
Undistributed net investment income                    129
Accumulated net realized gain on investments         6,506
Net unrealized appreciation on investments          23,790
                                                ----------
Total Net Assets                                $1,259,779
                                                ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares          $10.70
                                                ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Service Shares                $10.70
                                                ==========


(A)     ZERO COUPON BOND.

(B) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 1998.

(D) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

AMT     INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.

CMO     COLLATERALIZED MORTGAGE OBLIGATION

ETM     ESCROWED TO MATURITY

GO      GENERAL OBLIGATION

LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK.

MTN     MEDIUM TERM NOTE

RB      REVENUE BOND

REMIC   REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.

AMBAC            AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

ASSET GUARANTY   ASSET GUARANTY

FGIC             FINANCIAL GUARANTY INSURANCE COMPANY

FHA              FEDERAL HOUSING ADMINISTRATION

FNMA             FEDERAL NATIONAL MORTGAGE ASSOCIATION

GNMA             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

MBIA             MUNICIPAL BOND INVESTORS ASSURANCE

MGG              MUNICIPAL GOVERNMENT GUARANTEED

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





SHORT-TERM
MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.3%
ALABAMA -- 0.2%
   Birmingham, Baptist Medical
     Clinic RB, ETM
      8.125%, 07/01/99                 $  45       $    46
   Hartselle, Medical Clinic Board
     Hospital RB, ETM
      6.250%, 10/01/02                    25            27
                                                   -------
                                                        73
                                                   -------
ALASKA -- 0.2%
   Valdez Marine, ARCO Pipe Line
     Project RB, Pre-Refunded @100 (D)
      6.000%, 08/01/03                    55            58
                                                   -------
ARIZONA -- 0.9%
   Maricopa County, Hospital Revenue
     Authority RB, Phoenix Baptist
     Hospital & Medical Center, ETM
      7.125%, 10/01/02                   205           213
   Maricopa County, Hospital Revenue
     Authority RB, Sun Health ETM
      7.875%, 04/01/02                    45            48
                                                   -------
                                                       261
                                                   -------
ARKANSAS -- 3.1%
   City of Rogers, Sales & Use Tax RB,
     Series 1996
      5.000%, 11/01/15                   450           442
   Crossett Industrial Development
     RB, Georgia Pacific Project,
     Prerefunded @100 (D)
      6.000%, 06/01/01                   180           189
   Little Rock Residential Housing &
     Public Facility Board RB, FSA, (A)
      0.000%, 07/15/11                   320           138
   Little Rock, Sewer RB
      4.300%, 02/01/99                    50            50
   Mississippi County, Hospital
     Authority RB, AMBAC, ETM
      7.250%, 11/01/02                    35            37
   Pulaski County, Akond Health
     Facility Hospital RB, Pre-Refunded
     @ 100, MBIA (D)
      9.750%, 09/01/99                    50            53
     10.000%, 09/01/99                     5             5
                                                   -------
                                                       914
                                                   -------
CALIFORNIA -- 2.2%
   Los Angeles, Housing Redevelopment
     Agency RB, Monterey Hills
     Redevelopment Project B
      5.500%, 12/01/05                    55            58

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


SHORT-TERM
MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   San Diego, Mercy Hospital and
     Medical Center RB, ETM
      8.400%, 02/01/99                $   35       $    36
   Santa Clara, Amberwood
     Apartments RB, FNMA
      4.750%, 10/01/07                   280           280
   State Housing Finance Agency (A)
      0.000%, 02/01/99                   120           115
      0.000%, 08/01/99                   180           166
                                                   -------
                                                       655
                                                   -------
COLORADO -- 2.3%
   El Paso County, Capital
     Appreciation RB, Series C,
     AMT (A)
      0.000%, 07/10/14                 1,000           299
   Lafeyette, GO, AMBAC
      4.600%, 12/01/98                    25            25
   Logan County, Single Family
     Mortgage RB, Series A
      8.500%, 11/01/11                   205           216
   State Housing Finance
     Authority RB
      6.500%, 08/01/98                    55            55
   State Housing Finance Authority RB,
     Series E, AMT
      6.250%, 12/01/09                    80            82
                                                   -------
                                                       677
                                                   -------
CONNECTICUT -- 0.7%
   State GO
      5.250%, 07/01/02                    80            80
   State Health & Education Facilities
     Authority RB, ETM
      7.250%, 07/01/04                    75            82
   State Resource Recovery RB,
     Bridgeport Project A
      7.625%, 01/01/09                    55            57
                                                   -------
                                                       219
                                                   -------
DELAWARE -- 0.4%
   Dover, Water & Sewer RB,
     Series B, MBIA
      7.200%, 07/01/01                    20            20
   State Economic Development
     Authority RB, Wilmington
     Friends School
      6.300%, 07/01/98                    45            45
      6.300%, 07/01/99                    50            51
                                                   -------
                                                       116
                                                   -------

--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 0.4%
   Housing Finance Agency RB,
     Single-Family Housing,
     Series E-2, AMT, GNMA
      7.100%, 12/01/98                $  130       $   132
                                                   -------
FLORIDA -- 5.5%
   State Housing Finance Authority,
     Multi-Family RB,
     Mandatory Put @100, LOC (B)
      4.850%, 12/01/99                 1,000         1,010
   Alacha County, Shands Hospital &
     Clinics RB, ETM
      7.000%, 12/01/01                    10            11
   Dade County, Guaranteed
     Entitlement RB, Pre-Refunded
     @ 103, AMBAC (D)
      9.750%, 02/01/00                   485           532
   Lee County, Justice Center
     Complex RB, MBIA, ETM
     10.750%, 01/01/01                    15            17
   Orange County, Housing
     Authority RB, Series A, CMO,
     GNMA, AMT
      7.250%, 09/01/11                    75            81
                                                   -------
                                                     1,651
                                                   -------
GEORGIA -- 1.4%
   Clarke County, Hospital
     Authority, MBIA, ETM
      9.750%, 01/01/02                    95           105
   Cobb County, Kennestone Hospital
     Authority, ETM
     10.250%, 02/01/02                    60            66
   Crisp County, Industrial RB,
     Colonial Stores, ETM
      6.300%, 07/01/02                   224           240
                                                   -------
                                                       411
                                                   -------
IDAHO -- 2.9%
   Boise City, Western Trailer
     Project, LOC, Private
     Placement, AMT
      4.750%, 12/15/02                   650           656
   Idaho State Housing
     Agency RB, Series C1
      7.650%, 07/01/10                   210           219
                                                   -------
                                                       875
                                                   -------
ILLINOIS -- 3.9%
   Addison, Alton, Pekin, & Granite
     City, CMO Series 1989-B, FSA
      7.580%, 11/01/09                   125           125

================================================================================



--------------------------------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   Chicago Multi-Family Housing,
     Madison Park Apartments,
     Series A, Mandatory Put
     @ 100, LOC (B)
      7.000%, 07/01/99                $   50       $    51
   Chicago, School Financial
     Authority GO, MBIA
      7.500%, 06/01/00                    65            66
   Homewood GO, MBIA
      5.700%, 12/01/01                    20            21
   Illinois Education Facility
     Authority, Loyola, Series A,
     Pre-Refunded @ 60.293, (A) (D)
      0.000%, 07/01/99                   100            58
   Macomb, Elderly
     Housing RB, HUD
      7.250%, 09/01/98                    15            15
   Palatine County, Clover Ridge
     East Apartment, Mandatory
     Put @ 100, LOC (B)
      4.750%, 12/15/02                   400           408
   Saint Charles, Industrial RB,
     Covington County Project,
     Mandatory Put @ 100, LOC (B)
      5.500%, 09/01/98                   185           185
   State Health Facility Authority RB,
     Pre-Refunded @ 100 (D)
      6.600%, 08/01/01                   105           110
   State Housing Development
     Authority
      5.250%, 08/01/00                    45            46
   State Toll & Highway RB,
     Pre-Refunded @ 100 (D)
      6.750%, 07/01/06                    75            82
                                                   -------
                                                     1,167
                                                   -------
INDIANA -- 1.2%
   Mishawaka-Lasalle, School
     District RB
      4.000%, 07/05/99                    50            50
   Monroe County, Bloomington
     Hospital RB, BIGI
      6.800%, 05/01/99                    50            51
   North Adams, Community Schools
     Certificate of Participation, MBIA
      4.700%, 07/15/99                    55            55
   Reid Memorial Hospital RB, ETM
      6.250%, 05/01/00                   160           165
   Shelbyville Middle School RB, ETM
      7.150%, 07/15/99                    40            42
                                                   -------
                                                       363
                                                   -------


--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
IOWA -- 0.0%+
   Clinton, Industrial Development RB
      5.500%, 08/01/98                 $  10       $    10
                                                   -------
KANSAS -- 0.9%
   Saline County, Single Family
     Mortgage RB, Series A
      9.500%, 10/01/11                    60            64
   Wichita, Hospital RB, MBIA, ETM
     10.000%, 04/01/02                   155           176
   Wichita, Public Building RB,
     Pre-Refunded @ 102 (D)
      8.375%, 10/01/98                    20            21
                                                   -------
                                                       261
                                                   -------
KENTUCKY -- 0.3%
   Ashland Industrial Building,
     Whayne Supply RB, MBIA
      7.375%, 06/01/99                    70            71
   McCracken County,
     Hospital RB, ETM
      8.250%, 03/01/99                    15            15
                                                   -------
                                                        86
                                                   -------
LOUISIANA -- 0.4%
   East Baton Rouge Parish,
     Hospital RB, Service District
     Number 2, ETM
      6.200%, 10/01/02                    50            52
   State Public Facility Authority,
     Pre-Refunded @ 102 (D), BIGI
      7.900%, 12/01/98                    55            57
                                                   -------
                                                       109
                                                   -------
MASSACHUSETTS -- 4.2%
   Boston City Hospital, FHA
     Pre-Refunded @ 100 & 102 (D)
      7.625%, 08/15/00                   170           186
   Boston, City Hospital Project RB,
     Pre-Refunded @ 102 (D)
      7.650%, 08/18/00                   260           284
   Industrial Finance Agency, LOC,
     Mandatory Put @ 100 (B)
      5.350%, 09/01/00                   165           169
   Industrial Finance Agency RB
      5.550%, 04/01/09                   225           229
   State Health & Education RB,
     Pre-Refunded  @ 102 (D)
      9.500%, 10/01/99                   100           109
   State Housing Finance Agency RB,
     Single Family Home Project,
     Series 21, AMT
      6.500%, 12/01/10                    95           101

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


SHORT-TERM
MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
   State Housing Finance Agency RB,
     Single Family Home Project,
     Series 8
      7.000%, 06/01/99                  $180       $   184
                                                   -------
                                                     1,262
                                                   -------
MICHIGAN -- 1.1%
   Detroit, Sewage Disposal RB, ETM
      6.900%, 12/15/99                   100           103
   Kalamazoo, Hospital Finance
     Authority RB, ETM
      7.000%, 07/01/01                   135           141
   State Building Authority RB,
     Series 2, ETM, MBIA
      7.400%, 04/01/01                    80            83
                                                   -------
                                                       327
                                                   -------
MINNESOTA -- 0.4%
   St. Paul, Port Authority RB, Energy
     Park, Pre-Refunded @ 102 (D)
      8.000%, 12/01/98                    70            73
   Western Minnesota Municipal Power
     Agency, Pre-Refunded
     @ 100 (D), MBIA
     10.125%, 01/01/99                    35            36
                                                   -------
                                                       109
                                                   -------
MISSOURI -- 2.3%
   State Housing Development
     RB, GNMA, AMT
      6.625%, 12/01/17                   325           345
   St. Louis County, Single Family
     Housing RB, AMBAC
      9.250%, 10/01/16                    45            49
   St. Louis, Airport RB, ETM
     12.000%, 07/01/99                    80            87
     12.100%, 07/01/00                   135           157
     12.100%, 07/01/01                    30            37
                                                   -------
                                                       675
                                                   -------
NEBRASKA -- 1.1%
   Buffalo County, Good Samaritan
     Hospital Project RB, ETM
      7.400%, 11/01/00                    45            47
   Douglas County, Immanuel
     Medical Center RB, ETM
      6.250%, 10/01/00                   120           123
   State Investment Finance
     Authority RB, AMT, GNMA
      7.500%, 03/15/15                   145           153
                                                   -------
                                                       323
                                                   -------


--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
--------------------------------------------------------------------------------
NEVADA -- 0.9%
   Henderson, Local Improvement RB
      6.700%, 04/01/00                $   55       $    57
   Reno, Saint Mary's Hospital RB,
     Pre-Refunded  @ 102, BIGI (D)
      7.750%, 01/01/00                    35            38
   Reno, Saint Mary's Hospital RB,
     Series C, Pre-Refunded
     @ 102, BIGI (D)
      7.750%, 01/01/00                    25            27
   State General Obligation
     # 18 & 19, ETM
      8.300%, 09/01/00                   100           109
   State Housing RB, Multi-Unit
     Housing Division, AMT, FNMA
      6.450%, 10/01/04                    35            37
                                                   -------
                                                       268
                                                   -------
NEW HAMPSHIRE -- 1.4%
   State Higher Education RB,
     Pre-Refunded @ 102 (D), LOC
      8.000%, 10/01/99                   100           107
   State Housing Finance Authority RB
      7.550%, 07/01/09                    55            57
   State Housing Finance
     Authority RB, Single-Family,
     Exchangeable Yearly, AMT, LOC
      6.125%, 01/01/18                   265           267
                                                   -------
                                                       431
                                                   -------
NEW JERSEY -- 13.1%
   Mercer County, State Justice
     Complex RB, ETM
      6.000%, 01/01/99                    45            46
   Health Care Facilities RB,
     St Elizabeth Hospital,
     Pre-Refunded @ 102 (D)
      8.250%, 07/01/00                   110           121
   State Education Facility RB
      5.000%, 04/30/02                   640           638
   State Education Facility, Fairleigh
     Dickinson University,
     Series C, ETM
      7.750%, 07/01/01                 2,405         2,561
   State Turnpike Authority RB,
     MBIA, ETM
     10.375%, 01/01/03                   485           562
                                                   -------
                                                     3,928
                                                   -------
NEW MEXICO -- 2.5%
   Albuquerque, CMO
     Class B-1, FSA
      7.650%, 08/15/07                    75            80

================================================================================



--------------------------------------------------------------------------------
                                   FACE AMOUNT      VALUE
DESCRIPTION                            (000)        (000)
--------------------------------------------------------------------------------
   Albuquerque, CMO
     Class B-2, FGIC (A)
      0.000%, 05/15/11                $1,400       $   569
   Sandoval County, Gross
     Receipts Tax RB, Intel
      6.000%, 11/01/98                   105           106
                                                   -------
                                                       755
                                                   -------
NEW YORK -- 1.0%
   State Dormitory Authority, FSA (A)
      0.000%, 07/01/04                   340           257
   State Housing Finance
     Agency RB, ETM
      7.375%, 11/01/98                    40            40
   State Housing Finance Agency RB,
     Hospital & Nursing Home, FHA
      6.700%, 08/15/01                    10            10
                                                   -------
                                                       307
                                                   -------
NORTH CAROLINA -- 0.3%
   Rockingham County, GO
      7.200%, 02/01/99                   100           101
                                                   -------
OHIO -- 6.5%
   Barberton, Hospital
     Improvement RB, ETM
      6.500%, 07/15/00                    60            62
   Clermont County, Hospital
     Facilities RB, ETM
      7.375%, 06/01/99                    25            26
   Hamilton, Hospital Facilities
     RB, ETM
      7.625%, 02/15/01                    65            71
   Lucas County, Riverside Hospital
     Project RB, ETM
      6.950%, 08/01/04                    35            38
   Lucas County, Toledo Hospital,
     Pre-Refunded @ 102, MBIA (D)
      6.750%, 11/15/99                    80            84
   Miami County, Hospital Facilites RB,
     Pre-Refunded @ 102, MBIA (D)
      6.625%, 05/01/99                   100           105
   Middletown, Hospital
     Improvements RB, ETM
      6.250%, 04/01/99                    15            15
   Montgomery County, Miami Valley
     Hospital Society RB, ETM
     10.125%, 01/01/00                    30            31
   State Capital Corporate Housing RB,
     Series A, FHA, MBIA
      4.500%, 01/01/03                 1,100         1,099
   Stark County, Hospital RB, ETM
      6.875%, 12/01/06                   110           120


--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                              (000)      (000)
--------------------------------------------------------------------------------
   State Housing Finance Agency RB,
     Single Family Mortgage, BIGI (C)
      5.750%, 04/01/16                  $305       $   310
                                                   -------
                                                     1,961
                                                   -------
OKLAHOMA -- 1.4%
   Bryan County, Single Family
     Mortgage RB, Series A
      8.600%, 07/01/10                    85            89
   State Industrial Authority RB,
     Baptist Medical Center, ETM
      7.000%, 07/01/03                   155           165
   Tulsa, Airport Improvement RB,
     ETM, FGIC
      6.200%, 06/01/00                   160           163
                                                   -------
                                                       417
                                                   -------
OREGON -- 0.3%
   State GO, AMT
      7.100%, 01/01/02                   100           101
                                                   -------
PENNSYLVANIA -- 16.1%
   Allegheny County, Industrial
     Development RB, Commercial
     Development Parkway Center, LOC
      5.500%, 12/01/04                    15            15
   Allegheny County, Presbyterian
     Health Center RB, Series B, MBIA
      4.875%, 11/01/98                    50            50
   Beaver County, Hospital
     Authority RB,  St. Francis
     Hospital, ETM
      7.750%, 07/15/01                   160           164
   Beaver County, Housing
     Authority RB, MBIA
      7.875%, 07/01/99                   235           235
   Bensalem Township, Water &
     Sewer Authority RB, ETM
      5.700%, 11/01/02                    25            26
   Cambria County, GO, ETM
      8.250%, 06/01/00                    10            10
   Chester County, Health & Education
     Authority RB, Series 1996 B,
     LOC, Mandatory Put @100 (B)
      4.900%, 08/01/99                   300           303
   Chester County, Hospital
     Authority RB, ETM
      7.500%, 07/01/09                    15            17
   Chester County, Hospital
     Authority Special GO, ETM
      5.750%, 02/01/03                     5             5
   Chester Upland, School District
     Authority RB
      5.200%, 09/01/98                    25            25

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


SHORT-TERM
MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   Dauphin County, General Authority,
     Mandatory Put @ 100 (B)
      6.400%, 06/03/02                  $200       $   212
   Delaware County, White Horse
     Village Project RB, ETM
      9.000%, 07/01/99                   100           103
   Doylestown, Doylestown
     Hospital RB, Series C,
     AMBAC, ETM
      6.700%, 07/01/98                    30            30
   East Pennsboro GO, ETM
      6.000%, 03/01/02                   145           151
   Emmaus, General Authority RB,
     Mandatory Tender @ 100, BIGI (B)
      7.900%, 03/15/99                    35            36
   Emmaus, General Authority RB,
     Mandatory Tender @ 100 (B), BIGI
      7.900%, 03/15/99                    40            41
   Emmaus, General Authority RB,
     Series F, BIGI, Mandatory
     Tender @ 100
      7.900%, 03/15/99                    60            62
   Erie County, Hospital
     Authority RB, Manchester
     Presbyterian Project, LOC
      7.500%, 09/15/06                    50            50
   Erie, Higher Education
     Building Authority RB,
     Mercyhurst College
      4.800%, 03/15/00                   225           226
   Fox Chapel, Sanitation
     Sewer Authority RB
      5.900%, 05/01/05                   195           195
   Harrisburg, Public Improvements
     GO, ETM, MBIA
      9.750%, 04/15/99                    15            15
   Interboro, School District
     Authority RB, ETM, MBIA
      6.400%, 09/01/01                   100           106
   Lackawanna, Multi-Purpose
     Stadium RB, Pre-Refunded @ 103 (D)
      8.625%, 08/15/98                    45            47
   Metropolitan Lancaster, Water Project
      4.250%, 02/15/00                   570           569
   Montgomery County, Higher
     Education RB, ETM
      8.000%, 07/01/98                    10            10
   Northeastern Pennsylvania,
     Wilkes-Barre General Hospital RB,
     Pre-Refunded @ 102 (D)
      7.650%, 07/01/99                   140           148

--------------------------------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   Pennsylvania State Energy
     Development Authority,
     Piney Creek, Series B, LOC
      7.200%, 12/01/00                 $  15       $    16
   Pennsylvania State
     Intergovernmental Co-op,
     FGIC, AMT, ETM
      6.000%, 06/15/02                    50            53
   Pennsylvania State GO
      6.650%, 05/15/98                   115           116
      5.000%, 07/01/98                     5             5
      5.500%, 10/15/98                    80            80
   Pennsylvania State Highway GO
      5.000%, 07/01/98                    75            75
   Philadelphia, St. Agnes
     Hospital RB, ETM
      6.750%, 08/15/01                   285           296
   Pittsburgh Urban Redevelopment
     Authority RB, Series C, AMT
      5.000%, 04/01/00                   170           172
   Pocono Mountain School District
     GO, MBIA, ETM
      9.100%, 03/01/02                    15            16
   Rochester Penn Area School District
     GO, MBIA, (A)
      0.000%, 10/01/00                    55            50
   Sayre Boro, Hospital Authority RB,
     ETM, AMBAC
      6.900%, 11/01/02                   185           197
   Scranton-Lackawanna Health &
     Welfare Authority, Moses Taylor
     Hospital, Series A, ETM
      8.250%, 07/01/01                   100           107
   Uniontown Area School
     Authority RB, ETM
      6.300%, 10/01/02                    90            94
   Upper St. Clair Township, School
     Building Authority RB, ETM
      6.500%, 02/15/04                    10            11
   Valley View, Pennsylvania School
     Building Authority RB, ETM
      6.250%, 02/01/02                    45            47
      6.050%, 02/01/02                    40            41
   Wayne Pike, Joint School
     Authority RB, ETM, MBIA
      6.000%, 12/01/07                   515           543
   York County, Fox Ridge Personal
     Care Facility, Series A,
     Pre Refunded @100 (D)
      9.500%, 10/01/02                    50            60
                                                   -------
                                                     4,830
                                                   -------

================================================================================



--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 2.4%
   Charleston, Waterworks &
     Sewer RB, ETM
     10.125%, 01/01/02                 $  75       $    84
   South Carolina Medical University,
     Harborview Office,
     Certificate of Participation
      7.375%, 01/01/04                   500           550
   State Housing Authority RB, FHA
      6.250%, 07/01/98                   100           100
                                                   -------
                                                       734
                                                   -------
SOUTH DAKOTA -- 0.2%
   State Housing Development
     Authority RB
      5.600%, 05/01/01                    50            51
                                                   -------
TENNESSEE -- 5.4%
   Bristol, Health & Education
     Facilities RB, ETM
      6.900%, 01/01/07                    60            66
   Fayetteville & Lincoln Counties,
     Industrial Development
     Board RB LOC
      4.500%, 06/01/98                   330           330
      5.000%, 06/01/01                   340           344
   Mount Pleasant, Industrial
     Development Board RB, ETM
      7.375%, 03/01/00                    90            93
   Shelby County Health
     Educational & Housing
     Facility RB, Asset Guaranty
      6.000%, 10/01/02                   550           576
   Shelby County, Windsor
     Apartments RB, Asset Guaranty
      6.500%, 10/01/07                   100           107
   State Housing Development
     Agency RB, AMT
      7.375%, 07/01/23                   100           105
                                                   -------
                                                     1,621
                                                   -------
TEXAS -- 8.2%
   Bell County, Health Facility
     Development Corporation RB,
     Investment Agreement Sun Life,
     Mandatory Put @ 100 (B)
      4.750%, 10/01/98                   100           100
   Brazos County RB, FNMA, GNMA
      5.050%, 03/01/07                   340           341
   Coastal, Industrial Water
     Authority RB, MBIA, ETM
      7.200%, 12/15/08                    45            48


--------------------------------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   Collin County Community
     College RB, AMBAC
      5.150%, 02/01/07                 $  25       $    26
   Fort Worth, Housing Financial
     Mortgage Services Program RB,
     Series A, AMT, GNMA
      7.900%, 06/01/01                    50            52
   Grand Prairie, Housing RB,
     AMT, GNMA
      8.000%, 07/01/19                   190           196
   Harris County Utility District
     Number 154, FSA
      4.000%, 10/01/98                    90            90
   Harris County Utility District
     Number 255, AMBAC
      4.000%, 09/01/99                    50            50
   Harris County, Fresh Water
     Supply RB, MBIA
      6.900%, 03/01/99                   100           101
   Houston, Housing Finance
     Corporation RB, Series 1996-A1
      8.000%, 06/01/14                   600           657
   Montgomery County, Health
     Facilities Development, Woodlands
     Medical Center Project RB,
     Pre-refunded @102 (D)
      8.850%, 08/15/99                    85            91
   South Plains, Regional Housing
     Authority RB, Series A, Section 8
     Assistance Project, HUD
      6.000%, 08/01/00                   115           117
   Southeast Texas Housing Finance
     Residual RB, Series B (A)
      0.000%, 12/01/16                 1,100           275
   Texoma Housing Finance RB,
     FNMA, GNMA, AMT
      5.050%, 09/01/07                   320           321
                                                   -------
                                                     2,465
                                                   -------
VIRGINIA -- 0.2%
   State Housing RB
      6.125%, 11/01/09                    60            61
                                                   -------
WASHINGTON -- 0.2%
   Clark County, Public Utility RB,
     District 001, ETM
     10.250%, 01/01/99                    25            26
   King & Snohomish County,
     Northshore School District GO
      4.100%, 06/15/98                    25            25
   State Public Power Supply RB,
     Nuclear Project # 2
     14.375%, 07/01/01                    15            18
                                                   -------
                                                        69
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


SHORT-TERM
MUNICIPAL BOND FUND, CONTINUED
--------------------------------------------------------------------------------
                                     FACE AMOUNT/   VALUE
DESCRIPTION                          SHARES (000)   (000)
--------------------------------------------------------------------------------
WEST VIRGINIA -- 0.5%
   State Board of Regents RB,
     ETM, MBIA
      6.000%, 04/01/04                 $  75       $    79
   Wheeling Parking RB, ETM
      7.125%, 03/01/02                    55            58
                                                   -------
                                                       137
                                                   -------
WISCONSIN -- 1.5%
   Milwaukee, Public Facility GO
      4.500%, 12/01/98                    25            25
   State Health Facilities
     Authority RB, MBIA
      9.125%, 07/01/05                   325           326
   State Housing & Economic
     Development Authority RB,
     Series B, AMT
      6.625%, 09/01/20                    15            15
   State Health Facility, Sisters
     Sorrowful Mother, Series B,
     Pre-Refunded @ 102, MBIA (D)
      6.900%, 10/01/99                    75            79
                                                   -------
                                                       445
                                                   -------
WYOMING -- 0.2%
   State Community Development
     Authority RB, AMT
      8.000%, 06/01/08                    45            48
                                                   -------
Total Municipal Bonds
   (Cost $29,190)                                   29,464
                                                   -------

CASH EQUIVALENT -- 0.9%
   SEI Institutional Tax Free Portfolio
   (Cost $250)                           250           250
                                                   -------
Total Investments -- 99.2%
   (Cost $29,440)                                   29,714
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 0.8%              251
                                                   -------
Total Net Assets -- 100.0%                         $29,965
                                                   =======

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001 par
   value) based on 2,878,971 outstanding shares
   of beneficial interest                          $29,337
Capital shares of Service Shares
   (unlimited authorization -- $0.001 par value)
   based on 38,024 outstanding shares of
   beneficial interest                                 391
Accumulated net realized loss on investments           (37)
Net unrealized appreciation on investments             274
                                                   -------
Total Net Assets                                   $29,965
                                                   =======

--------------------------------------------------------------------------------

DESCRIPTION                                         VALUE
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares          $10.27
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Service Shares                $10.27
                                                   =======

+ LESS THAN 0.05%

(A)     ZERO COUPON SECURITY

(B) MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1998.

(D) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

AMT     INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.

CMO     COLLATERALIZED MORTGAGE OBLIGATION

ETM     ESCROWED TO MATURITY.

GO      GENERAL OBLIGATION.

LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK.

RB      REVENUE BOND.

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.

AMBAC              AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

ASSET GUARANTY     ASSET GUARANTY

BIGI               BOND INVESTORS GUARANTY INSURANCE

FGIC               FINANCIAL GUARANTY INSURANCE COMPANY

FHA                FEDERAL HOUSING ADMINISTRATION

FNMA               FEDERAL NATIONAL MORTGAGE ASSOCIATION

FSA                FINANCIAL SECURITY ASSURANCE

GNMA               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

HUD                HOUSING & URBAN DEVELOPMENT

INTEL              INTEL GUARANTY

MBIA               MUNICIPAL BOND INVESTORS ASSURANCE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================



SHORT-TERM
FIXED INCOME FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT    VALUE
DESCRIPTION                              (000)      (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.0%+
   Premier Auto Trust,
     Tranche 1993-5, Class A2
      4.220%, 03/02/99
   (Cost $5)                           $   5       $     5
                                                   -------

CORPORATE OBLIGATIONS -- 2.8%
   ACC Consumer Finance
     10.250%, 12/01/03                    60            66
   Paine Webber Group
      7.310%, 08/09/00                   334           341
                                                   -------
Total Corporate Obligations
   (Cost $408)                                         407
                                                   -------

MORTGAGE-BACKED OBLIGATIONS -- 10.2%
   General Electric Capital Mortgage
     Services, Series 1994-18,
     Class A2 CMO
      7.000%, 08/25/24                     1             1
   Green Tree Financial,
     Series 1995-6, Class A3
      6.650%, 09/15/26                   170           172
   Green Tree Financial,
     Series 1996-2, Class A1
      6.100%, 04/15/27                   541           542
   Green Tree Financial,
     Series 1997-3, Class A2
      6.490%, 07/15/28                   218           220
   Green Tree Home Improvement
     Loan Trust, Series 1996-C,
     Class HIA2
      6.900%, 07/15/21                   169           170
   Merrill Lynch Mortgage Investors,
     Series 1990-F, Class A
      9.650%, 09/15/10                   359           376
                                                   -------
Total Mortgage-Backed Obligations
   (Cost $1,463)                                     1,481
                                                   -------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.6%
   Federal National Mortgage
     Association, Variable
     Inflation Linked (B)
      3.500%, 03/13/02
       (Cost $95)                         95            92
                                                   -------


--------------------------------------------------------------------------------
                                   FACE AMOUNT     VALUE
DESCRIPTION                            (000)       (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 16.5%
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1094, Class J
      7.000%, 11/15/19                 $  87       $    87
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1133, Class G
      7.000%, 02/15/20                    13            13
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1296, Class G (B)
      5.399%, 07/15/99                   713           704
   Federal Home Loan Mortgage
     Corporation, REMIC, CMO
     Series 1763, Class C
      7.500%, 09/15/14                   110           110
   Federal Home Loan Mortgage
     Corporation/Government
     National Mortgage Association,
     REMIC, Series 32, Class PD
      6.350%, 03/25/15                 1,000           998
   Federal National Mortgage
     Association, REMIC,
     Series 1988-17, Class B
      9.400%, 10/25/17                   206           208
   Federal National Mortgage
     Association, REMIC,
     Series 1991-59, Class K
      8.000%, 05/25/16                    18            18
   Federal National Mortgage
     Association, REMIC,
     Series 1993-194, Class PE
      5.350%, 09/25/02                   258           257
                                                   -------
Total U.S. Government
   Mortgage-Backed Obligations
   (Cost $2,397)                                     2,395
                                                   -------

TAXABLE MUNICIPAL BONDS -- 68.3%
   Alaska State Housing Financial
     Corporation RB, MBIA/FHA
      7.400%, 01/01/02                   160           164
   Baltimore County, Maryland,
     Cross Creek Mortgage
     RB, GNMA
      7.000%, 01/20/00                    20            20
   Boston, Massachusetts, Industrial
     Development Financial
     Authority RB, FHA
      6.310%, 02/01/02                   120           121
   Bryon, Texas, Higher Education
     Authority RB, Series B,
     Allen Academy
      6.500%, 12/01/99                    50            51

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


SHORT-TERM
FIXED INCOME FUND, CONTINUED
--------------------------------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   Chemung County, New York,
     United Cerebral Palsy &
     Handicapped Children
     Association RB, FHA
      6.750%, 02/01/99                 $  40       $    40
   Comanche County, Oklahoma,
     Home Financial Authority
     RB, FNMA, FHA
      6.150%, 12/01/00                   150           150
   Cuyahoga County, Ohio,
     Mortgage RB, Maple Care,
     GNMA
      7.350%, 08/20/00                   240           245
   Dartmouth, Massachusetts,
     Housing Development
     Corporation RB, Crossroads
     Apartments, MBIA/FHA
      6.000%, 01/01/01                   250           248
   Denver, Colorado, City and
     County Housing RB, FHA
      6.750%, 05/01/01                    80            81
   Erie County, New York, Water
     Authority RB, AMBAC
      5.875%, 12/01/03                   140           137
   Fairfax County, Virginia,
     Redevelopment and Housing
     Authority RB, GNMA
      7.875%, 09/20/99                    55            56
   Florida State, Housing Finance
     Authority RB, Windwood
     Oaks, Series R-2, AXA
      6.650%, 06/01/01                   165           167
   Fresno, California,
     Housing RB, GNMA
      7.250%, 11/20/02                   325           340
   Greater Kentucky Housing
     Assistance RB, MBIA/FHA
      6.500%, 07/01/00                   265           269
      6.500%, 01/01/01                   165           168
      6.500%, 07/01/02                   160           164
   Illinois State Health Facilities
     Authority RB, MBIA
     10.300%, 08/15/03                   439           445
   Independence, Michigan,
     Economic Development
     RB, FHA
      6.750%, 08/01/99                    45            46
   Indianapolis, Indiana, Industrial
     Economic Devlopment
     Authority RB, Castle Dore,
     Series B, FHA
      6.750%, 12/01/00                    50            50
   Indianola, Mississippi, Housing
     Development RB, Section 8 Eastover
     Apartments, MBIA/FHA
      6.600%, 01/01/99                    25            25


--------------------------------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   Kansas City, Missouri, Industrial
     Development Authority RB,
     Hilltop Village Apartments,
     Series B, FNMA
      6.700%, 10/01/02                  $155       $   158
   Kenton County, Kentucky, Industrial
     Development RB, FHA
      6.875%, 12/01/98                    80            80
   King County, Washington, Low
     Income Housing Authority RB,
     Fred Lind Manor, GNMA
      7.250%, 06/20/00                    90            92
   Lake Mills, Iowa, Lake Mills
     Investors Ltd, First Mortgage
     Bonds, Mercy Health Center,
     Series 1995, Private Placement
      7.150%, 11/01/98                   235           236
   Maricopa County, Arizona,
     Industrial Development
     Authority RB, Arcadia
     Apartments Project B, LOC (B)
      6.090%, 09/01/03                   200           200
   Minneapolis, Minnesota, Single
     Family Mortgage RB, Home
     Ownership Program
      6.500%, 04/01/99                   465           467
   Mississippi Home Corporation,
     Residential RB, Series 1993 B (A)
      0.000%, 12/01/08                   290           143
   Moline, Illinois, Housing
     Development Mortgage
     RB, Highland Manor,
     FNMA FHA
      7.200%, 03/01/00                   145           147
   Moorhead, Mississippi, Housing
     Development RB, Section 8
     Moorhead Manor,
     Series A, MBIA
      6.600%, 07/01/98                    30            30
      6.600%, 07/01/99                    35            35
   North Slope Boro, Alaska,
     Supplemental Interest
     Offering GO, MBIA (A)
      0.000%, 06/30/98                   486           482
   Ohio Capital Housing
     Corporation Mortgage RB,
     Section 8, FHA/MBIA
      6.375%, 01/01/01                   450           452
   Ohio Capital Housing
     Corporation Mortgage RB,
     Bella Vista, FHA
      6.300%, 02/01/03                   370           371
   Ohio Housing Financial
     Agency RB, Ravenwood
     Project, FHA
      6.125%, 03/01/04                   180           177

================================================================================



--------------------------------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
   Oshkosh, Wisconsin GO
      5.900%, 12/01/99                 $  45       $    45
   Palm Beach County, Florida,
     Housing Financial Authority
     CMO, MBIA (A)
      0.000%, 02/20/13                   855           856
   Pima County, Arizona, Industrial
     Development Authourity RB,
     Western Winds, HUD Section 8
      6.550%, 06/01/01                   315           315
   Pittsburgh, Pennsylvania, Urban
     Redevelopment Authority Tax
     Allocation RB, AMBAC
      5.500%, 10/01/99                   205           203
   Prince Georges County,
     Maryland, Housing
     Fox Glenn RB, GNMA
      6.250%, 11/20/04                   310           307
   Prince Georges County,
     Maryland, Housing Timber
     Ridge RB, GNMA
      5.500%, 06/20/98                    55            55
      5.750%, 10/20/98                    55            55
   Rockford, Illinois, Mortgage RB,
     Faust Landmark Apartments,
     MBIA, FHA
      7.450%, 01/01/03                   415           434
   San Francisco, California,
     Redevelopment Agency RB,
     Series 1995-C, MBIA/FHA
      6.375%, 01/01/00                    15            15
   Shawnee, Kansas, Housing RB,
     Haverford West
     Apartments, FNMA
      6.750%, 06/01/02                   100           102
   Syracuse, New York, Industrial
     Development Agency RB,
     Series B, Pre-Refunded @ 105
     10.625%, 06/01/00                   300           339
   Tarrant County, Texas, Health
     Facilities Development
     Corporation RB, South
     Central Nursing Homes,
     MBIA/FHA
      6.750%, 01/01/37                   375           376
   Tarrant County, Texas, Housing
     Finance Corporation RB, FNMA
      6.550%, 09/01/02                   270           273
   Texas State Department of Housing &
     Community Affairs RB
      7.250%, 07/01/99                   150           152
      6.400%, 01/01/99                   110           110


--------------------------------------------------------------------------------
                                FACE AMOUNT (000)/   VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
   Wilmington, Delaware, Multi-Family
     Rent RB, Prestwyck Apartments,
     Series B, FHA
      6.625%, 11/01/03                  $235       $   236
                                                   -------
Total Taxable Municipal Bonds
   (Cost $9,854)                                     9,930
                                                   -------

CASH EQUIVALENT -- 2.9%
   SEI Daily Income Trust
     Government II Fund
   (Cost $415)                           415           415
                                                   -------
Total Investments -- 101.3%
   (Cost $14,637)                                   14,725
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- (1.3%)           (192)
                                                   -------
Total Net Assets -- 100.0%                         $14,533
                                                   =======

NET ASSETS:
Capital shares (unlimited authorization --
   $0.001 par value) based on 1,447,003
   outstanding shares of beneficial interest       $14,456
Undistributed net investment income                      3
Accumulated net realized loss on investments           (14)
Net unrealized appreciation on investments              88
                                                   -------
Total Net Assets                                   $14,533
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $10.04
                                                   =======

+ LESS THAN 0.05%

(A)     ZERO COUPON SECURITY

(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 1998. THE MATURITY DATE SHOWN IS THE NEXT RESET DATE.

GO      GENERAL OBLIGATION

LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK.

RB      REVENUE BOND

REMIC   REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.

AMBAC   AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

AXA     AXA REINSURANCE

FHA     FEDERAL HOUSING ADMINISTRATION

FNMA    FEDERAL NATIONAL MORTGAGE ASSOCIATION

GNMA    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

HUD     HOUSING AND URBAN DEVELOPMENT

MBIA    MUNICIPAL BOND INVESTORS ASSURANCE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 97.7%
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 5.2%
   Fox Kids Worldwide (A)
      0.000%, 11/01/07                $1,000       $   637
   Fox/Liberty Networks (A)
      0.000%, 08/15/07                 1,000           684
                                                   -------
                                                     1,321
                                                   -------
CABLE -- 10.8%
   Globo Communicacoes
     Partners 144A
     10.625%, 12/05/08                   500           507
   Multicanal, Series A
     10.500%, 04/15/18                   250           251
   Poland Communication
     Incorporated , Series B
      9.875%, 11/01/03                 1,000           990
   Satelites Mexicanos 144A
     10.125%, 11/01/04                 1,000         1,019
                                                   -------
                                                     2,767
                                                   -------
ELECTRICAL GENERATION -- 3.8%
   AES China Generating
     10.125%, 12/15/06                 1,000           965
                                                   -------
ENVIRONMENTAL SERVICES -- 2.4%
   Allied Waste Industries
      0.000%, 06/01/07                   850           623
                                                   -------
FOOD, BEVERAGE & TOBACCO -- 7.7%
   Fage Dairy Industries,  Series A
      9.000%, 02/01/07                 1,000           967
   Rabent Enterprises 144A
     10.500%, 05/01/05                 1,000         1,000
                                                   -------
                                                     1,967
                                                   -------
GAMING -- 4.2%
   Boyd Gaming
      9.500%, 07/15/07                 1,000         1,063
                                                   -------
HEALTH SERVICES -- 4.9%
   Fountain View 144A
     11.250%, 04/15/08                   250           255
   Pharmerica 144A
      8.375%, 04/01/08                 1,000           998
                                                   -------
                                                     1,253
                                                   -------
INFRASTRUCTURE -- 3.9%
   Cathay International  144A
     13.000%, 04/15/08                 1,000         1,000
                                                   -------
MACHINERY -- 5.9%
   Alliance Laundry Systems 144A
      9.625%, 05/01/08                 1,000         1,000
   Columbus McKinnon  144A
      8.500%, 04/01/08                   500           499
                                                   -------
                                                     1,499
                                                   -------


--------------------------------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                             (000)       (000)
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS -- 4.0%
   Riverwood International
     10.875%, 04/01/08                $1,000       $ 1,010
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 17.8%
   Benton Oil & Gas 144A
      9.375%, 11/01/07                   500           500
   Chesapeake Energy,
     Series B
      8.500%, 03/15/12                 1,000           945
   Forcenergy , Series B
      8.500%, 02/15/07                 1,000         1,010
   Kelley Oil & Gas
     10.375%, 10/15/06                 1,000         1,037
   Nuevo Energy
      9.500%, 04/15/06                 1,000         1,058
                                                   -------
                                                     4,550
                                                   -------
TELEPHONES &
   TELECOMMUNICATION -- 23.4%
   IXC Communications  144A
      9.000%, 04/15/08                   250           248
   International Cable &
     Telephone 144A
      0.000%, 04/01/08                 1,000           634
   McLeodusa 144A
      8.375%, 03/15/08                 1,000         1,015
   Netia Holdings BV 144A (A)
      0.000%, 11/01/07                 1,000           711
   Pathnet  Unit
     12.250%, 04/15/08                 1,000         1,025
   RCN 144A
      0.000%, 02/15/08                 1,500           939
   Sprint Spectrum  (A)
      0.000%, 08/15/06                 1,000           830
   Teligent  144A (A)
      0.000%, 03/01/08                 1,000           570
                                                   -------
                                                     5,972
                                                   -------
TRANSPORTATION -- 3.7%
   Motor Coach Industries
      0.000%, 11/15/02                 1,000           945
                                                   -------
Total Corporate Bonds
   (Cost $25,008)                                   24,935
                                                   -------

REPURCHASE AGREEMENT -- 5.1%
   J.P. Morgan Securities
     5.52%, dated 04/30/98,
     matures 05/01/98, repurchase
     price $1,321,367 (collateralized
     by U.S. Treasury Note, par value
     $1,302,000, due 12/31/01,
     market value $1,342,473)
     (Cost $1,316)                     1,316         1,316
                                                   -------

================================================================================



--------------------------------------------------------------------------------
                                                     VALUE
DESCRIPTION                            SHARES        (000)
--------------------------------------------------------------------------------
Total Investments -- 102.8%
   (Cost $26,324)                                  $26,251
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- (2.8%)           (725)
                                                   -------
Total Net Assets -- 100.0%                         $25,526
                                                   =======

NET ASSETS:
Capital shares (unlimited authorization --
   $0.001 par value) based on 2,544,795
   outstanding shares of beneficial interest       $25,450
Overdistributed net investment income                   (1)
Accumulated net realized gain on investments           150
Net unrealized depreciation on investments             (73)
                                                   -------
Total Net Assets                                   $25,526
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $10.03
                                                   =======

(A) STEP BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 1998. THE INITIAL COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE, TO A PREDETERMINED HIGHER RATE.


SMALLER COMPANIES FUND

COMMON STOCKS -- 92.2%
ADVERTISING -- 0.2%
   Marketing Services Group*           3,400       $    12
                                                   -------
AIR TRANSPORTATION -- 1.6%
   ASA Holdings                        2,150            82
   Skywest                               700            28
                                                   -------
                                                       110
                                                   -------
BUILDING & MAINTENANCE
   SERVICES -- 1.2%
   Consolidation Capital*              3,900            86
                                                   -------
CAPITAL GOODS -- 0.3%
   Brunswick Technologies*             1,400            20
                                                   -------
COMPUTERS & SERVICES -- 1.9%
   Insight Enterprises*                2,700           108
   Scansource Inc*                     1,200            24
                                                   -------
                                                       132
                                                   -------
CONSUMER -- 13.5%
   Bally Total Fitness Holding*        3,400           105
   Damark International*               6,500            69
   Factory Card Outlet*                3,100            38
   Garden Ridge*                       7,835           150
   Micro Warehouse*                   12,600           197
   Mohawk Industries*                  3,900           120
   Petsmart*                           6,000            70
   Viking Office Products*             4,700           114
   WestPoint Stevens*                  2,700            90
                                                   -------
                                                       953
                                                   -------


--------------------------------------------------------------------------------
                                                     VALUE
DESCRIPTION                            SHARES        (000)
--------------------------------------------------------------------------------
CREDIT SENSITIVE -- 12.6%
   Bank Plus*                          2,200       $    31
   Bank United, Class A                1,500            78
   DR Horton                           3,500            65
   Dime Bancorp                        5,900           181
   First Alliance*                     4,400            73
   Freedom Securities*                   600            13
   Golden State Bancorp*               2,300            90
   Independence Community Bank*        2,900            53
   Lennar                              5,300           145
   Long Island Bancorp                   500            33
   Triangle Pacific*                   3,050           133
                                                   -------
                                                       895
                                                   -------
DRUGS -- 1.7%
   CV Therapeutics*                    1,800            17
   Nanogen*                            2,400            23
   Pathogenesis*                         900            36
   Sangstat Medical*                   1,300            44
                                                   -------
                                                       120
                                                   -------
ELECTRICAL SERVICES -- 1.4%
   Idaho Power                           900            32
   LG&E Energy                         1,300            34
   Orange and Rockland Utility           800            33
                                                   -------
                                                        99
                                                   -------
ENERGY -- 7.4%
   BJ Services*                        2,800           105
   Camco International                   700            47
   Devon Energy                        3,600           144
   Lomak Petroleum                     4,900            68
   Marine Drilling Company*            3,600            87
   Seagull Energy*                     4,100            70
                                                   -------
                                                       521
                                                   -------
HOUSEHOLD FURNITURE &
   FIXTURES -- 2.2%
   Furniture Brands International*     5,400           159
                                                   -------
MEDICAL PRODUCTS &
   SERVICES -- 13.9%
   ATL Ultrasound*                     2,100           102
   Collagen                            5,400           102
   Cytyc*                              1,200            17
   Henry Schein*                       2,500            97
   Integrated Health Services          4,400           170
   Lincare Holdings*                     500            41
   Mentor Corporation                  2,000            54
   Molecular Biosystems*               2,800            26
   Owens & Minor                       5,500            98
   QuadraMed*                          2,700            77
   Sonosight*                            800             7

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


SMALLER COMPANIES FUND, CONTINUED
--------------------------------------------------------------------------------
                                                     VALUE
DESCRIPTION                            SHARES        (000)
--------------------------------------------------------------------------------
   Steris*                               800        $   47
   Trigon Healthcare*                  4,700           143
                                                    ------
                                                       981
                                                    ------
OFFICE FURNITURE & FIXTURES -- 0.4%
   COMPX International*                1,100            28
                                                    ------
PROCESS INDUSTRIES -- 3.1%
   Bowater                             1,300            73
   Carbo Ceramics                        100             3
   NuCo2*                              1,750            19
   PH Glatfelter                       4,100            74
   Rayonier                            1,000            50
                                                    ------
                                                       219
                                                    ------
REAL ESTATE -- 1.4%
   LNR Property                        3,700            99
                                                    ------
RETAIL -- 4.0%
   Cost Plus                           1,400            45
   Finish Line                         4,000            99
   Just For Feet*                      3,700            81
   Tractor Supply*                     2,400            62
                                                    ------
                                                       287
                                                    ------
SECURITY EQUIPMENT & SERVICES -- 1.3%
   Checkpoint Systems*                 3,670            69
   Kroll-O'Gara *                      1,000            21
                                                    ------
                                                        90
                                                    ------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.1%
   ATMI*                               2,300            64
   Intest Corp.*                       2,100            15
                                                    ------
                                                        79
                                                    ------
SERVICE -- 4.7%
   American Radio Systems*             2,245           149
   Daisytek International*               800            19
   Equity International*               3,000            74
   Envoy*                              2,200            93
                                                    ------
                                                       335
                                                    ------
TECHNOLOGY -- 12.0%
   Avant!*                             3,800           110
   Cognex*                             1,400            34
   Harbinger                           2,000            73
   Intuit*                             1,300            69
   Mercury Interactive*                1,800            73
   Micrel*                             2,400            94
   Pinnacle Systems*                   2,100            84
   Preview Travel*                     2,300            66
   Symantec*                           7,300           212
   Xylan*                              1,300            37
                                                    ------
                                                       852
                                                    ------


--------------------------------------------------------------------------------
                                       SHARES/       VALUE
DESCRIPTION                       FACE AMOUNT (000)  (000)
--------------------------------------------------------------------------------
TELEPHONES &
   TELECOMMUNICATION -- 4.0%
   Comsat                              3,000        $  121
   Dycom Industries                    4,100           108
   LCC International*                  2,600            53
                                                    ------
                                                       282
                                                    ------
TRANSPORTATION SERVICES -- 2.3%
   Dynamex*                              700             9
   Royal Caribbean Cruises               500            34
   US Freightways                      3,300           118
                                                    ------
                                                       161
                                                    ------
Total Common Stocks
   (Cost $5,008)                                     6,520
                                                    ------

COMMERCIAL PAPER -- 8.3%
   The Northern Trust Company
      5.511%, 05/01/98
   (Cost $586)                          $586           586
                                                    ------

Total Investments -- 100.5%
   (Cost $5,594)                                     7,106
                                                    ------
OTHER ASSETS AND LIABILITIES, NET -- (0.5%)            (32)
                                                    ------
Total Net Assets -- 100.0%                          $7,074
                                                    ======

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001
   par value) based on 486,735
   outstanding shares of beneficial interest        $5,463
Capital shares of Service Shares
   (unlimited authorization -- $0.001 par
   value) based on 10,407 outstanding shares
   of beneficial interest                              130
Accumulated net investment loss                        (13)
Accumulated net realized loss on investments           (18)
Net unrealized appreciation on investments           1,512
                                                    ------

Total Net Assets                                    $7,074
                                                    ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares          $14.23
                                                    ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Service Shares                $14.20
                                                    ======

* NON-INCOME PRODUCING SECURITY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================



MICROCAP FUND
--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                            SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 88.8%
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 1.9%
   Marketing Services Group*          45,000        $  162
                                                    ------
CAPITAL GOODS -- 1.0%
   Brunswick Technologies*             6,300            88
                                                    ------
COMMUNICATIONS EQUIPMENT -- 1.8%
   Optek Technology*                   6,700           152
                                                    ------
COMPUTERS & SERVICES -- 1.8%
   Scansource*                         7,700           156
                                                    ------
CONSUMER -- 3.0%
   Damark International*               7,700            82
   Garden Ridge*                       5,500           105
   Krauses Furniture*                 18,500            69
                                                    ------
                                                       256
                                                    ------
CONSUMER PRODUCTS -- 6.1%
   Recovery Engineering*               6,600           203
   Rocky Shoes*                       11,100           187
   Vans*                              11,100           131
                                                    ------
                                                       521
                                                    ------
CREDIT SENSITIVE -- 7.6%
   Bankunited Financial *             13,400           218
   Cowlitz Bancorp                     5,000            69
   Crusader Holdings*                  7,200           128
   Fidelity National*                  2,000            28
   Pennfed Financial Services          2,800            50
   R & G Financial, Class B            1,940            79
   Republic Security Financial         6,600            84
                                                    ------
                                                       656
                                                    ------
DRUGS -- 4.7%
   Arqule*                             4,200            73
   CV Therapeutics*                    2,200            20
   Collagen                            5,000            94
   Nanogen*                            2,200            21
   Scios Nova*                        12,400           146
   Supergen*                           4,100            53
                                                    ------
                                                       407
                                                    ------


--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES -- 6.3%
   Cholestech*                         3,000        $   45
   Monarch Dental*                     9,150           150
   Novametrix Med System*              8,700            71
   QuadraMed*                          2,300            65
   Resmed*                             5,400           214
                                                    ------
                                                       545
                                                    ------
MISCELLANEOUS BUSINESS SERVICES-- 1.9%
   Credit Management Solutions*        6,800            50
   Da Consulting Group*                6,500           115
                                                    ------
                                                       165
                                                    ------
OFFICE FURNITURE & FIXTURES -- 1.4%
   Compx International*                4,900           123
                                                    ------
PETROLEUM & FUEL PRODUCTS -- 5.2%
   Basin Exploration*                  6,000           119
   Magnum Hunter Resources*           17,900           122
   Mallon Resources*                  11,800           142
   Virginia Gas                        9,000            63
                                                    ------
                                                       446
                                                    ------
REAL ESTATE -- 1.7%
   DR Horton                           1,900            35
   Engle Homes                         6,200            95
   Lasalle Partners*                     500            17
                                                    ------
                                                       147
                                                    ------
RETAIL -- 11.1%
   Bombay*                            24,400           119
   Factory Card Outlet*               19,100           232
   Insight Enterprises                 3,100           124
   Marks Brothers Jewelers*            8,900           161
   Micro Warehouse*                    4,600            72
   Total Entertainment Restaurant*     8,800            66
   Tractor Supply*                     7,100           183
                                                    ------
                                                       957
                                                    ------
SERVICE -- 3.2%
   Globecomm Systems*                 12,900           161
   Lodgenet Entertainment*             4,400            54
   Saga Communications, Class A        2,725            62
                                                    ------
                                                       277
                                                    ------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


MICROCAP FUND, CONTINUED
--------------------------------------------------------------------------------
                                      SHARES/        VALUE
DESCRIPTION                      FACE AMOUNT (000)   (000)
--------------------------------------------------------------------------------
SPECIALTY MACHINERY -- 2.2%
   International Comfort Products*    16,800        $  185
                                                    ------
TECHNOLOGY -- 17.1%
   AFC Cable Systems                   2,100            73
   Ansoft*                             6,000            81
   Aspec Technology*                  16,000           222
   Dendrite International*             5,200           166
   Hagler Bailly*                      6,600           175
   IVI Publishing*                    22,300           167
   Intelligent Electronics*           13,900           104
   Intest*                             5,400            40
   Made2Manage Systems*                7,700           111
   Pegasus Systems*                    3,900           104
   Pinnacle Systems*                     900            36
   Preview Travel*                     2,800            80
   Tier Technologies*                  5,400           109
                                                    ------
                                                     1,468
                                                    ------
TELEPHONES & TELECOMMUNICATION -- 3.5%
   E.Spire Communications*             5,600           106
   LCC International*                  2,600            53
   Verilink*                          16,900           143
                                                    ------
                                                       302
                                                    ------
TRANSPORTATION SERVICES -- 5.4%
   Dynamex*                           16,600           205
   International Aircraft Investors*   1,600            16
   Providence & Worcester             10,600           180
   Smithway Motor Express, Class A*    3,700            62
                                                    ------
                                                       463
                                                    ------
WHOLESALE -- 1.9%
   Tyler Del                          15,500           164
                                                    ------
Total Common Stocks
   (Cost $6,799)                                     7,640
                                                    ------

COMMERCIAL PAPER -- 18.7%
   Northern Trust 5.51%
      5.511%, 05/01/98
   (Cost $1,607)                      $1,607         1,607
                                                    ------

Total Investments -- 107.5%
   (Cost $8,406)                                     9,247
                                                    ------
OTHER ASSETS AND LIABILITIES, NET -- (7.5%)           (645)
                                                    ------
Total Net Assets -- 100.0%                          $8,602
                                                    ======

--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001 par
   value) based on 538,616 outstanding
   shares of beneficial interest                    $6,425
Capital shares of Service Shares (unlimited
   authorization -- $0.001 par value)
   based on 77,780 outstanding shares of
   beneficial interest                               1,049
Accumulated net investment loss                        (17)
Accumulated net realized gain on investments           304
Net unrealized appreciation on investments             841
                                                    ------
Total Net Assets                                    $8,602
                                                    ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares          $13.96
                                                    ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Service Shares                $13.94
                                                    ======


* NON-INCOME PRODUCING SECURITY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



INTERNATIONAL
EQUITY FUND

FOREIGN COMMON STOCKS -- 94.3%
AUSTRALIA -- 2.4%
   Goodman Fielder                    21,100        $   33
   Mayne Nickless                      6,400            35
   Oil Search                         14,700            32
   Westpac Banking                     5,200            35
                                                    ------
                                                       135
                                                    ------
DENMARK -- 0.9%
   Novo Nordisk, Series B                310            50
                                                    ------
FINLAND -- 1.3%
   Nokia, Series A                     1,140            76
                                                    ------
FRANCE -- 9.2%
   Accor                                 320            87
   Alcatel Alsthom                       380            70
   AXA                                   750            88
   Credit Commerce France                690            55
   SGS-Thomson Microelectronics*         670            57
   Total, Compaigne Series B             940           112
   Valeo                                 600            60
                                                    ------
                                                       529
                                                    ------

================================================================================



--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
GERMANY -- 5.6%
   Adidas                                450        $   75
   Allianz                               130            40
   Allianz - New                           3             1
   BMW                                    40            44
   Mannesmann                             90            71
   SGL Carbon                            370            39
   VEBA                                  760            50
                                                    ------
                                                       320
                                                    ------
HONG KONG -- 1.7%
   Cheung Kong Holdings                3,000            20
   China Light & Power                 2,000            10
   Hang Seng Bank                      2,100            18
   Hong Kong Telecommunications        6,800            13
   Hutchison Whampoa                   6,000            37
                                                    ------
                                                        98
                                                    ------
ITALY -- 2.5%
   Istituto Banca San Paolo            3,400            49
   Telecom Italia SPA                 10,100            53
   Telecom Italia Mobile SPA           7,780            44
                                                    ------
                                                       146
                                                    ------
JAPAN -- 14.6%
   Bank of Tokyo-Mitsubishi            3,000            37
   Bridgestone                         1,000            23
   Canon                               1,000            24
   DDI                                     5            13
   Familymart                            600            22
   Fuji Photo Film                     1,000            36
   H.I.S.                              1,000            16
   Hitachi                             4,000            29
   Ito Yokado                          1,000            52
   Kajima                              5,000            14
   Mabuchi Motor                         600            35
   Matsushita Electric                 1,000            16
   Matsushita Electric Works           3,000            27
   Minebea                             3,000            33
   Mitsubishi Estate                   4,000            39
   Mitsubishi Trust & Banking          2,000            19
   Nippon Telegraph & Telephone            7            61
   NKK                                11,000            10
   Nomura Securities                   3,000            37
   NSK                                 5,000            18
   Sankyo                              2,000            50
   Secom                               1,000            59
   Sekisui House                       1,000             8
   Shin Etsu Chemical                  1,000            19
   Sony                                  500            42
   Sony Music Entertainment              700            27


--------------------------------------------------------------------------------
                                                  VALUE
DESCRIPTION                           SHARES       (000)
--------------------------------------------------------------------------------
   Sumitomo Electric                   2,000        $   24
   Suzuki Motor                        2,000            17
   Tokio Marine & Fire Insurance       3,000            33
                                                    ------
                                                       840
                                                    ------
MALAYSIA -- 0.7%
   Berjaya Sports Toto                 5,000            12
   Malayan Banking                     3,000             9
   Telekom Malaysia                    7,000            21
                                                    ------
                                                        42
                                                    ------
NETHERLANDS -- 10.4%
   Aegon                               1,119           145
   Ahold                               1,580            49
   Akzo Nobel                            340            69
   ASM Lithography                       770            70
   Getronics                           1,200            53
   IHC Caland                            600            35
   Phillips Electronics                1,100            97
   Royal Dutch Petroleum                 700            39
   Wolters Kluwer                        300            39
                                                    ------
                                                       596
                                                    ------
SINGAPORE -- 0.6%
   Overseas Chinese Banking `F'        5,360            28
   Singapore International
     Airlines `F'                      1,000             6
                                                    ------
                                                        34
                                                    ------
SPAIN -- 3.2%
   Acerinox                              360            58
   Banco Popular Espana                  720            59
   Telefonica de Espana                1,527            64
                                                    ------
                                                       181
                                                    ------
SWEDEN -- 9.0%
   Astra AB, Series A                  2,130            44
   Ericsson LM, Series B               2,580           136
   Hennes & Mauritz                      780            41
   Nordbanken Holding AB               9,800            72
   Securitas, Series B                 1,620            60
   Skandia Forrestry                     930            65
   SSAB, Series A                      2,000            38
   Volvo, Series B                     2,110            62
                                                    ------
                                                       518
                                                    ------
SWITZERLAND -- 7.2%
   Clariant                               50            54
   Credit Suisse Group                   400            88

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)



INTERNATIONAL
EQUITY FUND, CONTINUED
--------------------------------------------------------------------------------
                                       SHARES/       VALUE
DESCRIPTION                       FACE AMOUNT (000)  (000)
--------------------------------------------------------------------------------
   Nestle, Registered                     30        $   58
   Novartis, Registered                   69           114
   Roche Holding                           5            51
   Zurich Insurance                       80            49
                                                    ------
                                                       414
                                                    ------
UNITED KINGDOM -- 25.0%
   Barclays Bank                       2,800            81
   BICC                                9,439            26
   British Petroleum                   3,820            60
   British Telecommunications          6,990            76
   Centrica*                          27,020            47
   Diageo                              4,752            57
   Flextech*                           3,180            26
   General Cable*                     12,340            38
   General Electric                    7,302            60
   Glaxo Wellcome                      2,280            64
   Great Universal Stores              1,870            28
   HSBC Holdings                       2,300            73
   J Sainsbury                         5,170            40
   Kingfisher                          2,446            44
   Lasmo                               9,940            44
   National Power                     11,000           107
   Railtrack Group                     4,190            77
   Rolls Royce                        24,000           112
   Securicor                           7,540            50
   SmithKline Beecham                  8,001            95
   Standard Chartered Bank             4,987            76
   Sun Alliance Group                  3,360            37
   Unilever                            5,590            60
   Vodafone Group                      2,360            26
   Zeneca                                806            35
                                                    ------
                                                     1,439
                                                    ------
Total Foreign Common Stocks
   (Cost $4,463)                                     5,418
                                                    ------

FOREIGN PREFERRED STOCKS -- 1.3%
GERMANY -- 1.3%
   SAP
   (Cost $25)                            155            77
                                                    ------


DEMAND DEPOSIT -- 1.9%
UNITED STATES -- 1.9%
   Northern Trust
      3.400%, 05/01/98
   (Cost $108)                          $108           108
                                                    ------

Total Investments -- 97.5%
   (Cost $4,596)                                     5,603
                                                    ------


--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 2.5%           $  146
                                                    ------
Total Net Assets -- 100.0%                          $5,749
                                                    ======

NET ASSETS:
Capital shares (unlimited authorization --
   $0.001 par value) based on 450,962
   outstanding shares of beneficial interest        $4,741
Accumulated net investment loss                        (10)
Accumulated net realized loss on investments            (7)
Net unrealized appreciation on forward
   foreign currency contracts, foreign currency,
   and translation of other assets and liabilities
   in foreign currency                                  18
Net unrealized appreciation on investments           1,007
                                                    ------
Total Net Assets                                    $5,749
                                                    ======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $12.75
                                                    ======

* NON-INCOME PRODUCING SECURITY.

F   FOREIGN SHARES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


EUROPEAN
EQUITY FUND

FOREIGN COMMON STOCKS -- 99.3%
DENMARK -- 2.1%
   Danisco                             7,939       $   499
   Novo Nordisk, Series B              3,250           527
                                                   -------
                                                     1,026
                                                   -------
FINLAND -- 3.2%
   Nokia, Series A                    11,000           738
   Orion-Yhtymae, Series B             8,500           264
   Pohjola                            10,500           583
                                                   -------
                                                     1,585
                                                   -------
FRANCE -- 15.9%
   Accor                               2,600           709
   Alcatel Alsthom                     3,500           649
   AXA                                 5,000           587
   Banque Nationale Paris, Series A    7,500           632
   Cap Gemini Sogeti                   5,000           649
   Carrefour                             330           189

================================================================================



--------------------------------------------------------------------------------
                                                   VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
   Casino Guichard Perrachon           7,500       $   503
   Cie de Saint Gobain                 2,855           476
   Elf Aquitaine                       3,000           394
   Grand Optical-Photoservice*         5,200           209
   Imetal                              3,500           455
   Lagardere Groupe                   15,000           574
   Paribas                             3,800           405
   Sanofi                              4,000           485
   SGS-Thomson Microelectronics*       3,500           299
   Total, Series B                     5,500           654
                                                   -------
                                                     7,869
                                                   -------
GERMANY -- 7.1%
   Allianz                             1,500           462
   Bayerische Vereinsbank              9,500           723
   BMW                                   630           696
   Mannesmann                            780           619
   Siemens                             7,500           439
   VEBA                                8,700           575
                                                   -------
                                                     3,514
                                                   -------
ITALY -- 3.5%
   Credito Italiano                  140,000           736
   Telecom Italia                     60,000           449
   Telecom Italia Mobile             100,000           570
                                                   -------
                                                     1,755
                                                   -------
NETHERLANDS -- 10.8%
   Aegon                               5,000           649
   Ahold                              24,106           752
   Akzo Nobel                          3,000           611
   ASM Lithography Holding             5,200           472
   Getronics                          11,000           487
   ING Groep                          10,262           667
   Koninklijke PTT Nederland          12,000           620
   Phillips Electronics                4,500           397
   Royal Dutch Petroleum              12,000           663
                                                   -------
                                                     5,318
                                                   -------
SPAIN -- 5.4%
   Banco Bilbao Vizcaya               16,500           850
   Banco Popular                       7,000           575
   Endesa                             22,000           535
   Telefonica de Espana               16,500           689
   Telefonica de Espana Rights*       16,500            13
                                                   -------
                                                     2,662
                                                   -------
SWEDEN -- 9.9%
   Assa Abloy, Series B               20,900           729
   Astra AB, Series A                 29,000           596
   Astra AB, Series B                 13,333           265
   Ericsson LM, Series B              16,000           844
   Granges                            32,000           583
   Nordbanken Holding AB              72,000           530


--------------------------------------------------------------------------------
                                                   VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
   Securitas, Series B                 8,800       $   324
   SSAB, Series A                     20,000           380
   Volvo, Series B                    21,000           613
                                                   -------
                                                     4,864
                                                   -------
SWITZERLAND -- 8.7%
   Compagnie Financiere Richemont        350           502
   Credit Suisse Group                 3,650           803
   Nestle, Registered                    280           543
   Novartis, Registered                  730         1,207
   Roche Holding                          75           760
   Union Bank of Switzerland             300           483
                                                   -------
                                                     4,298
                                                   -------
UNITED KINGDOM -- 32.7%
   Abbey National                     23,000           432
   Associated British Foods           28,000           263
   Barclays Bank                      17,000           490
   Bass                               19,160           364
   BAT Industries                     26,850           253
   BBA Group                          43,318           356
   BG PLC                             62,544           334
   BICC                               23,090            65
   Blue Circle Industries             51,000           303
   British Aerospace                  10,262           343
   British Airways                    15,650           163
   British Telecommunications         89,900           976
   BTR                                63,000           209
   Diageo                             30,736           366
   Emap                               12,000           245
   General Cable*                     55,500           169
   General Electric                   52,000           430
   Glaxo Wellcome                     39,500         1,116
   Granada Group                      21,500           370
   Great Universal Stores             21,000           320
   Hammerson                          43,000           377
   HSBC Holdings                      21,224           670
   J Sainsbury                        26,000           204
   Kingfisher                         18,474           335
   Lasmo                              89,000           391
   National Power                     19,294           188
   Next                               28,000           232
   Prudential                         30,000           425
   Railtrack Group                    11,000           201
   Rank Group                         33,000           214
   Reuters                            16,467           178
   Rolls Royce                        56,500           264
   Securicor                          51,845           344
   Sedgwick Group                     81,520           210
   Shell Transportation & Trading    130,000           967
   Smithkline Beecham                 54,700           652
   Smiths Industries                  12,510           180
   Standard Chartered Bank            16,000           245
   Sun Alliance Group                 44,605           498

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


EUROPEAN
EQUITY FUND, CONTINUED
--------------------------------------------------------------------------------
                                                  VALUE
DESCRIPTION                            SHARES      (000)
--------------------------------------------------------------------------------
   Tate & Lyle                        28,000       $   228
   Tomkins                            63,000           371
   Unilever                           33,000           351
   United News & Media                21,000           285
   Vodafone Group                     39,000           427
   Wolseley                           16,000           112
                                                   -------
                                                    16,116
                                                   -------
Total Foreign Common Stocks
   (Cost $34,709)                                   49,007
                                                   -------
Total Investments -- 99.3%
   (Cost $34,709)                                   49,007
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 0.7%              334
                                                   -------
Total Net Assets -- 100.0%                         $49,341
                                                   =======

NET ASSETS:
Capital shares (unlimited authorization --
   $0.001 par value) based on 3,361,624
   outstanding shares of beneficial interest       $33,388
Undistributed net investment income                    169
Accumulated net realized gain on investments         1,487
Net unrealized depreciation on forward
   foreign currency contracts, foreign currency,
   and translation of other assets and liabilities
   in foreign currency                                  (1)
Net unrealized appreciation on investments          14,298
                                                   -------
Total Net Assets                                   $49,341
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $14.68
                                                   =======

*NON-INCOME PRODUCING SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



INTERNATIONAL SMALL
CAP EQUITY FUND

FOREIGN COMMON STOCKS -- 87.9%
AUSTRALIA -- 2.7%
   Australian National               208,000       $   149
   Caltex Australia                   55,000           143
   Pasminco                          226,000           239
   Rothmans Holdings                  20,000           134
   Seven Network Limited              87,000           313
   Stockland Trust Group              63,000           157
                                                   -------
                                                     1,135
                                                   -------


--------------------------------------------------------------------------------
                                                   VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
AUSTRIA -- 1.4%
   Radex*                             12,000       $   607
                                                   -------
DENMARK -- 1.5%
   Sondagsavisen                       4,200           197
   Topdanmark*                         1,500           274
   William Demant Holdings             2,640           142
                                                   -------
                                                       613
                                                   -------
FINLAND -- 0.7%
   Tamro Oy J                         42,500           305
                                                   -------
FRANCE -- 6.8%
   Altran Technologies                 3,700           590
   Brioche Pasquier                    2,500           279
   Deveaux                             2,700           390
   Genset ADR*                        19,300           581
   Hachette Filipacchi Media           1,100           296
   Imetal                              1,000           130
   Manutan                             5,180           405
   Stedim                              2,000           181
                                                   -------
                                                     2,852
                                                   -------
GERMANY -- 5.7%
   Berliner Kraft Und Licht           10,000           495
   Cewe Color Holding                  2,150           554
   GEA                                   938           419
   Henkel KGAA*                        4,570           357
   Qiagen*                             4,600           301
   SGL Carbon                          2,700           285
                                                   -------
                                                     2,411
                                                   -------
HONG KONG -- 0.7%
   China Resources Beijing Land       68,000            36
   Dao Heng Bank Group                18,000            53
   HKR International                  94,800            57
   Johnson Electric Holdings          28,000            95
   Television Broadcasts*             27,000            69
                                                   -------
                                                       310
                                                   -------
ITALY -- 5.0%
   Banca Popolare di Bergamo          12,600           306
   Banca Popolare di Brescia          19,000           290
   Ciga*                             280,000           266
   Gruppo Editoriale L'espresso       35,000           291
   Industrie Natuzzi ADR               9,340           240
   Saipem                             24,000           138
   Seat Di Risp*                     590,000           291
   Simint*                            28,000           293
                                                   -------
                                                     2,115
                                                   -------

================================================================================



--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
JAPAN -- 20.2%
   Aiwa                                7,000       $   209
   Chubu Sekiwa Real Estate           25,870           123
   Circle K                            7,370           303
   Disco                              13,000           373
   Fuji Machine Manufacturing         13,000           371
   Fujimi                              5,540           222
   Heiwa Real Estate                  55,000           167
   Ibiden                             26,000           410
   Ito En                             10,400           304
   Kaneshita Construction             20,000           104
   Kurita Water Inds                  26,000           286
   Meitec                             12,000           394
   Ministop                               50             1
   Misumi                             14,400           255
   Mitsui High Tec                    15,000           357
   NGK Spark Plugs                    11,000            86
   Nichiha                            15,200           125
   Nichii Gakkan                      12,000           390
   Nidec                               2,000           107
   Nitto Boseki                      105,000           242
   OSG                                58,000           342
   Otsuka Kagu                         6,600           302
   Riso Kagaku Corporation             1,600            84
   Sanyo Chem                         19,000           159
   Shima Seiki Manufacturing          11,200           376
   Shimamura                          11,000           273
   Shinko Electric                     8,200           357
   Sumitomo Bakelite                  50,000           347
   Sumitomo SP Metals                 10,000           224
   Tokyo Seimitsu                     15,000           441
   Tomoegawa Paper                    65,000           194
   World                              11,000           256
   Yamato Kogyo                       33,000           246
   Yasunaga                           18,000           114
                                                   -------
                                                     8,544
                                                   -------
MALAYSIA -- 0.2%
   Johor Port Berhad                 103,000            37
   United Plantations Berhad          24,000            29
                                                   -------
                                                        66
                                                   -------
NETHERLANDS -- 4.9%
   Baan*                              11,900           521
   de Boer Unigro                      6,100           299
   Fugro                              11,700           463
   IHC Caland                          5,500           320
   Wolters Kluwer*                     3,490           456
                                                   -------
                                                     2,059
                                                   -------
NORWAY -- 1.6%
   Ekornes                            10,000           101
   NCL Holdings*                      38,300           184


--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
   Tomra Systems                      12,100       $   390
                                                   -------
                                                       675
                                                   -------
SINGAPORE -- 0.4%
   GP Batteries International         24,000            66
   Venture Manufacturing              32,000           116
                                                   -------
                                                       182
                                                   -------
SPAIN -- 2.7%
   Azkoyen                             2,700           372
   Baron de Ley*                      25,307           775
                                                   -------
                                                     1,147
                                                   -------
SWEDEN -- 3.0%
   Assa Abloy, Series B               21,000           733
   Cardo                               1,000            28
   Europolitan Holdings                8,400           521
                                                   -------
                                                     1,282
                                                   -------
SWITZERLAND -- 8.0%
   Ciba Specialty Chemicals            3,600           436
   Compagnie Financiere Richemont        270           387
   Disetronic                            100           282
   Hilti                                 340           279
   Holderbank Financiere Glarus          330           349
   Kudelski*                              70           569
   Sairgroup*                            300           392
   Selecta-Gruppe*                       700           118
   Valora Holdings                     2,195           574
                                                   -------
                                                     3,386
                                                   -------
UNITED KINGDOM -- 22.4%
   Aegis  Group                      141,099           216
   Associated British Ports           18,134           107
   Barratt Developments               45,716           245
   BBA Group                          52,663           433
   Bunzl                             101,600           499
   Capita Group                       14,687           123
   Capital Shopping                   31,830           237
   Cattles                             9,997           107
   Charter                            12,662           142
   Close Brothers Group               12,255           156
   Daily Mail & General Trust,
     Series A                         10,956           464
   Dennis Group                       52,382           276
   Devro International                52,982           482
   EMAP                               12,443           254
   Fairey Group                       29,739           275
   Forth Ports                        38,099           405
   General Cable*                     78,925           240
   Glynwed InternatioNAL              27,778           142
   HENLYS                             36,874           338
   INCHCAPE                           63,675           237

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)



INTERNATIONAL SMALL
CAP EQUITY FUND, CONTINUED
--------------------------------------------------------------------------------
                                   SHARES/ FACE     VALUE
DESCRIPTION                       AMOUNT (000) (1)  (000)
--------------------------------------------------------------------------------
   Laird Group                        50,800       $   376
   London Clubs                       79,391           275
   MFI Furniture                      96,596           145
   Pillar Property Investment         89,148           482
   SIG                               106,934           391
   Sage Group                         13,345           280
   Scapa Group                        52,151           165
   Scottish Hydro-Electric            24,222           239
   Securicor                          67,689           449
   Stagecoach Holdings                21,737           439
   TI Group                           26,524           238
   United Assurance Group             29,174           273
   UPF Group                          52,205            58
   Vitec Group                        22,590           256
                                                   -------
                                                     9,444
                                                   -------
Total Foreign Common Stocks
   (Cost $34,262)                                   37,133
                                                   -------

FOREIGN PREFERRED STOCKS -- 4.4%
GERMANY -- 3.4%
   Boss (Hugo)                           280           515
   Marschollek Lauten                  1,850           722
   Rhoen Klinikum                      2,000           206
                                                   -------
                                                     1,443
                                                   -------
SWITZERLAND -- 1.0%
   Saurer                                430           434
                                                   -------
Total Foreign Preferred Stocks
   (Cost $1,051)                                     1,877
                                                   -------

FOREIGN CONVERTIBLE BONDS  -- 0.8%
   Heiwa Real Estate
      2.500%, 03/29/02                 5,000            38
   Nippon Densan
      1.000%, 09/30/03                12,000           171
   Sanwa Shutter
      0.900%, 03/31/06                20,000           135
                                                   -------
Total Foreign Convertible Bonds
   (Cost $294)                                         344
                                                   -------

DEMAND DEPOSIT -- 7.8%
UNITED STATES -- 7.8%
   Northern Trust
      3.400%, 05/01/98
   (Cost $3,297)                      $3,297         3,297
                                                   -------


--------------------------------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT (000) (1)   (000)
--------------------------------------------------------------------------------
Total Investments -- 100.9%
   (Cost $38,904)                                  $42,651
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- (0.9%)           (390)
                                                   -------
Total Net Assets -- 100.0%                         $42,261
                                                   =======

NET ASSETS:
Capital shares (unlimited authorization --
   $0.001 par value) based on 4,414,257
   outstanding shares of beneficial interest       $43,758
Accumulated net investment loss                        (14)
Accumulated net realized loss on investments        (5,224)
Net unrealized depreciation on forward
   foreign currency contracts, foreign currency,
   and translation of other assets and liabilities
   in foreign currency                                  (6)
Net unrealized appreciation on investments           3,747
                                                   -------
Total Net Assets                                   $42,261
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $9.57
                                                   =======


*NON-INCOME PRODUCING SECURITY

ADR      AMERICAN DEPOSITORY RECEIPT

(1)      IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



EUROPEAN SMALL
CAP EQUITY FUND

FOREIGN COMMON STOCKS -- 91.3%
AUSTRIA -- 2.3%
   Radex*                              1,400       $    71
                                                   -------
DENMARK -- 1.7%
   Sondagsavisen                         449            21
   Topdanmark*                           100            18
   William Demant Holdings               280            15
                                                   -------
                                                        54
                                                   -------
FINLAND -- 1.1%
   Cultor Oy, Series 2                    40             2
   Tamro Oy J                          4,600            33
                                                   -------
                                                        35
                                                   -------

================================================================================



--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                            SHARES       (000)
--------------------------------------------------------------------------------
FRANCE -- 10.0%
   Altran Technologies                   400       $    64
   Brioche Pasquier                      280            31
   Deveaux                               250            36
   Filipacchi Medias                     140            38
   Genset ADR*                         2,000            60
   Imetal                                200            26
   Manutan                               400            31
   Stedim                                275            25
                                                   -------
                                                       311
                                                   -------
GERMANY -- 7.6%
   Berliner Kraft Und Licht            1,300            65
   Cewe Color Holding                    150            39
   GEA                                    80            36
   Henkel KGAA*                          450            35
   Qiagen*                               500            33
   SGL Carbon                            280            29
                                                   -------
                                                       237
                                                   -------
IRELAND -- 1.1%
   Anglo Irish                        12,500            33
                                                   -------
ITALY -- 8.3%
   Banca Popolare di Bergamo           1,300            32
   Banca Popolare di Brescia           3,500            53
   Ciga*                              15,000            14
   Gruppo Editoriale L'espresso        3,800            32
   Industrie Natuzzi ADR                 600            15
   Saes Getters Di Risp                2,500            30
   Saipem                              2,600            15
   Seat Di Risp*                      70,000            35
   Simint*                             3,000            31
                                                   -------
                                                       257
                                                   -------
NETHERLANDS -- 7.3%
   Aalberts Industries                   300             9
   Baan*                               1,500            66
   Fugro                               1,500            59
   IHC Caland                            570            33
   Koninklijke Van Ommeren                50             2
   Wolters Kluwer*                       450            59
                                                   -------
                                                       228
                                                   -------
NORWAY -- 1.4%
   NCL Holdings*                       2,000            10
   Tomra Systems                       1,100            35
                                                   -------
                                                        45
                                                   -------
SPAIN -- 2.5%
   Baron de Ley*                       2,500            77
                                                   -------
SWEDEN -- 7.1%
   Assa Abloy, Series B                2,400            84


--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
   Europolitan Holdings                1,250       $    78
   Hoganas AB, Series B                1,500            60
                                                   -------
                                                       222
                                                   -------
SWITZERLAND -- 11.4%
   Ciba Specialty Chemicals              510            62
   Disetronic                             15            42
   Holderbank Financiere Glarus           60            64
   Kudelski*                               6            49
   Sairgroup*                             40            52
   Selecta-Gruppe*                       100            17
   Valora Holdings                       260            68
                                                   -------
                                                       354
                                                   -------
UNITED KINGDOM -- 29.5%
   Aegis  Group                       32,928            50
   Barratt Developments                3,893            21
   BBA Group                           3,441            28
   Bradford Properties                 4,253            21
   Bunzl                              12,216            60
   Capita Group                        3,122            26
   Capital Shopping                    1,728            13
   Cattles                             2,065            22
   Charter                             1,771            20
   Close Brothers Group                  826            10
   Daily Mail & General Trust,
    Series A                             933            40
   Dennis Group                        4,328            23
   Devro International                 4,575            42
   Emap                                1,060            22
   Fairey Group                        2,885            27
   Forth Ports                         2,407            26
   General Cable*                      9,543            29
   Glynwed International               4,319            22
   Henlys                              3,116            29
   Inchcape                            5,618            21
   Laird Group                         4,631            34
   London Clubs                        4,890            17
   MFI Furniture                       7,980            12
   Pillar Property Investment          7,592            41
   SIG                                 6,891            25
   Sage Group                          1,093            23
   Scapa Group                         6,594            21
   Scottish Hydro-Electric             2,063            20
   Securicor                           7,646            51
   Stagecoach Holdings                 2,640            53
   TI Group                            2,259            20
   United Assurance Group              2,707            25
   UPF Group                           6,472             7
   Vitec Group                         1,583            18
                                                   -------
                                                       919
                                                   -------
Total Foreign Common Stocks
   (Cost $2,300)                                     2,843
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)



EUROPEAN SMALL
CAP EQUITY FUND, CONTINUED
--------------------------------------------------------------------------------
                                      SHARES/        VALUE
DESCRIPTION                      FACE AMOUNT (000)   (000)
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS -- 7.7%
GERMANY -- 7.7%
   Boss (Hugo)                            50       $    92
   Jil Sander                             90            36
   Marschollek Lauten                    200            78
   Rhoen Klinikum                        320            33
                                                   -------
                                                       239
                                                   -------
Total Foreign Preferred Stocks
   (Cost $165)                                         239
                                                   -------

DEMAND DEPOSIT -- 0.6%
UNITED STATES -- 0.6%
   Northern Trust
     3.400%, 05/01/98
   (Cost $18)                            $18            18
                                                   -------

Total Investments -- 99.6%
   (Cost $2,483)                                     3,100
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 0.4%               11
                                                   -------
Total Net Assets -- 100.0%                         $ 3,111
                                                   =======

NET ASSETS:
Capital shares (unlimited authorization --
   $0.001 par value) based on 220,492
   outstanding shares of beneficial interest       $   370
Undistributed net investment income                     12
Accumulated net realized gain on investments         2,112
Net unrealized appreciation on investments             617
                                                   -------
Total Net Assets                                   $ 3,111
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $14.11
                                                   =======

*NON-INCOME PRODUCING SECURITY

ADR     AMERICAN DEPOSITORY RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



EMERGING MARKETS
EQUITY FUND
--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 90.4%
ARGENTINA -- 4.3%
   Banco Galicia y Bueno ADR          20,513       $   503
   Perez Companc, Series B           182,900         1,107
   Telecom Argentina ADR              50,600         1,822
   YPF Sociedad Anonima ADR           55,600         1,939
                                                   -------
                                                     5,371
                                                   -------
BRAZIL -- 7.8%
   Eletrobras                     21,915,000           910
   Light Servicos de Electricid    1,500,000           603
   Telebras ADR                       48,850         5,951
   Unibanco GDR                       25,800         1,026
   Vale Rio Doce ADR                  50,600         1,227
                                                   -------
                                                     9,717
                                                   -------
CANADA -- 0.4%
   Atacama Minerals*                 696,700           453
                                                   -------
CHILE -- 3.0%
   Cia Telecomunicacion Chile ADR     49,500         1,241
   Embotella Andina, Series A ADR     32,800           740
   Enersis ADR                        44,000         1,295
   Quinenco ADR*                      45,500           469
                                                   -------
                                                     3,745
                                                   -------
COLOMBIA -- 0.8%
   Banco Ganadero ADR                 31,400           598
   Cadenalco ADR                      76,300           448
                                                   -------
                                                     1,046
                                                   -------
CZECH REPUBLIC -- 0.4%
   Elektrarny Opatovice                1,980           208
   SPT Telecom*                        1,300           189
   Zivnobanka Investicni Fond*         4,060            55
                                                   -------
                                                       452
                                                   -------
GREECE -- 5.1%
   Alpha Credit Bank                  15,100         1,595
   Attica Enterprises                 48,360           809
   Ergo Bank                          16,028         1,512
   Goody's                            34,660           929
   Titan Cement                       16,960         1,454
                                                   -------
                                                     6,299
                                                   -------
HONG KONG -- 0.7%
   China Resources Beijing Land      336,000           178
   China Telecom (Hong Kong)*        230,000           437
   Union Bank of Hong Kong           190,000           217
                                                   -------
                                                       832
                                                   -------

================================================================================



--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
HUNGARY -- 3.5%
   Magyor Tavkozlesi*                274,000       $ 1,600
   North American Business
     Industries*                      17,200           408
   OTP Bank                           21,453         1,017
   RABA*                              15,500           242
   Richter Gedeon                     10,210         1,094
                                                   -------
                                                     4,361
                                                   -------
INDIA -- 7.6%
   Asea Brown Boveri                  32,333           488
   Associated Cement Company          12,500           495
   Bajaj Auto                         40,325           605
   Bharat Heavy Electricals           61,000           604
   Bharat Petroleum                   18,900           190
   BSES Limited                        6,000            28
   East India Hotels                   4,100            39
   Hindustan Lever                    28,500         1,132
   Hindustan Petroleum                50,000           509
   Industrial Credit & Investment    250,000           651
   ITC Limited                        50,000           993
   Larsen & Toubro GDR                40,500           534
   Mahanagar Telephone Nigam         112,000           711
   Mahindra & Mahindra                43,000           313
   NIIT Limited                       10,000           355
   Ranbaxy Laboratories               31,000           518
   Reliance Industries               169,500           817
   State Bank of India                71,000           515
   Sterlite Industries                   800             7
                                                   -------
                                                     9,504
                                                   -------
INDONESIA -- 0.8%
   Astra International               850,000           169
   PT Gudang Garam                   200,000           242
   PT Indah Kiat Pulp & Paper      1,100,000           306
   Telekomunikasi Indonesia          650,000           259
                                                   -------
                                                       976
                                                   -------
ISRAEL -- 2.9%
   Bank Leumi Le-Israel              723,000         1,322
   Blue Square Chain
     Investments & Properties*        70,000           769
   Makhteshim Chemicals Work*        115,000           977
   Tadiran  ADR                       15,000           576
                                                   -------
                                                     3,644
                                                   -------
MALAYSIA -- 4.5%
   Berjaya Sports Toto               250,000           596
   Genting Berhad                     90,000           301
   IOI                               750,000           566
   Lingkaran Trans Kota*             350,000           331
   Magnum                            600,000           404


--------------------------------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
   Malayan Banking                   135,000       $   400
   Metroplex Berhad                  800,000           222
   MNI Holdings Berhad               350,000           590
   Rothmans of Pall Mall              50,000           414
   Tan Chong Motor Holdings
     Berhad                          500,000           361
   Telekom Malaysia                  210,000           634
   Tenaga Nasional                   350,000           703
   United Engineers                  160,000           129
                                                   -------
                                                     5,651
                                                   -------
MEXICO -- 16.4%
   Cemex, Series B*                  416,900         2,477
   Cifra, Series V                   837,064         1,470
   Corporacion Geo GDS*               51,300         1,404
   Desc, Series C                    192,100         1,379
   Desc ADR*                          32,000           922
   Femsa, Series B                   312,300         2,408
   Grupo Financiero Bancomer,
     Series B                      3,446,100         2,381
   Grupo Modelo, Series C            118,500         1,122
   Grupo Televisa GDR*                34,500         1,415
   Kimberly Clark, Series A          219,200         1,076
   Panamerican Beverage, Class A      11,300           451
   Sigma Alimentos, Series B          87,900         1,430
   Telefonos de Mexico  ADR,
     Series L                         42,900         2,429
                                                   -------
                                                    20,364
                                                   -------
PAKISTAN -- 0.6%
   Hub Power                          26,000            26
   Hub Power GDR                      16,000           412
   Pakistan State Oil                 73,800           371
                                                   -------
                                                       809
                                                   -------
PERU -- 1.7%
   Telefonica de Peru ADR             94,500         2,091
                                                   -------
PHILIPPINES -- 0.5%
   Ayala Land                        192,000            76
   International Container
     Terminal Services*              697,000            92
   LA Tondena Distillers             139,000           108
   Philippine Long Distance            8,400           225
   SM Prime Holdings                 475,000            85
                                                   -------
                                                       586
                                                   -------
POLAND -- 1.2%
   Bank Przemyslowo-Handlowy           8,420           744
   Elektrim Spolka Akeyjna            49,000           700
   Exbud*                              7,000            81
                                                   -------
                                                     1,525
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)



EMERGING MARKETS
EQUITY FUND, CONTINUED
--------------------------------------------------------------------------------
                                                   VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
PORTUGAL -- 0.0%+
   Jeronimo Martins                       30      $      1
   TVI - Televisao Industries (3)*     7,920            --
                                                  --------
                                                         1
                                                  --------
RUSSIA -- 2.0%
   Lukoil Holdings ADR*               11,750           778
   Mosenergo ADR                      13,300           472
   Mosenergo ADS*                     12,600           447
   Vimpel Communications ADR*         14,400           778
                                                  --------
                                                     2,475
                                                  --------
SOUTH AFRICA -- 10.0%
   ABSA                              120,200         1,041
   Anglo American Gold Investment     12,700           673
   Barlow                            100,200           968
   CG Smith Foods                     29,050           454
   De Beers Centenary Linked Units    41,150         1,067
   Fedsure Holdings                   35,300           590
   Illovo Sugar                      182,600           307
   Liberty Life Association of Africa 26,900           910
   McCarthy Retail Limited            79,100           122
   Metropolitan Life                 233,400           831
   Minerals & Resources               41,300           809
   Nampak                            165,500           714
   New Clicks Holdings               278,700           441
   Rembrandt Group                   109,700           998
   Sasol                             142,700         1,440
   South Africa Breweries             32,100         1,077
                                                  --------
                                                    12,442
                                                  --------
SOUTH KOREA -- 3.9%
   Daewoo Heavy Industries           104,500           517
   Korea Electric Power               54,900           748
   LG Electronics                     36,400           434
   Pohang Iron & Steel                18,546           999
   Samsung Display Devices            12,600           628
   Samsung Display Devices Rights      1,710            30
   Samsung Electronics                26,039         1,443
   Samsung Electronics GDR               249             6
                                                  --------
                                                     4,805
                                                  --------
TAIWAN -- 5.9%
   Advanced Semiconductor
     Engineering GDR*                 57,620         1,124
   Asia Cement GDR                   153,585         1,647
   Asustek Computer GDR*              42,240           866
   China Steel GDR                    38,527           491
   Fuban Insurance GDS*               48,700           989
   President Enterprises GDR*         47,436           498
   Standard Foods Taiwan GDR*         42,800           578
   Taiwan Semiconductor ADR*          44,420         1,091
                                                  --------
                                                     7,284
                                                  --------


--------------------------------------------------------------------------------
                                   SHARES/FACE      VALUE
DESCRIPTION                      AMOUNT (000) (1)   (000)
--------------------------------------------------------------------------------
THAILAND -- 2.1%
   Bangkok Bank 'F'                  126,300      $    319
   Bec World PLC 'F'                 210,400         1,118
   Cogeneration Public 'F' (3)       140,000            84
   PTT Exploration 'F'                58,300           619
   Thai Farmers Bank 'F'             166,000           455
                                                  --------
                                                     2,595
                                                  --------
TURKEY -- 3.6%
   Ardem                           2,750,000           267
   Ford Otomotive Sanayii            364,000           262
   Hurriyet Gazetesi              21,060,000           793
   Tansas*                         1,555,000         1,012
   Turkiye Garanti Bankasi*       15,900,000           844
   Vestel Elektronik Sanayi        3,000,000           402
   Yapi Ve Kredi Bankasi          19,500,000           956
                                                  --------
                                                     4,536
                                                  --------
UNITED STATES -- 0.7%
   Mauritius Fund*                    64,000           576
   Oryx Fund*                         17,000           298
                                                  --------
                                                       874
                                                  --------
Total Foreign Common Stocks
   (Cost $106,968)                                 112,438
                                                  --------

FOREIGN PREFERRED STOCKS -- 7.5%
BRAZIL -- 7.5%
   Banco Bradesco                 88,720,000           815
   Cemig                          51,479,700         2,499
   CERJ*                         840,000,000           624
   Eletrobras B                   33,603,000         1,510
   Petrobras                      10,564,100         2,679
   Telemig, Series B               3,459,000           524
   Telesp                          1,894,000           644
                                                  --------
                                                     9,295
                                                  --------
Total Foreign Preferred Stocks
   (Cost $8,420)                                     9,295
                                                  --------

FOREIGN CONVERTIBLE BONDS -- 2.1%
PORTUGAL -- 0.0%+
   Jeronimo Martins* (3)(4)
      0.000%, 12/30/04                 4,887            27
                                                  --------
TAIWAN -- 2.1%
   Delta Electronics
      0.500%, 03/06/04                  $ 48            57
   Far East Department Stores
      3.000%, 07/06/01                  $845           782

================================================================================



--------------------------------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT (000) (1)   (000)
--------------------------------------------------------------------------------
   Nan Ya Plastic
      1.750%, 07/19/01                $1,038      $  1,209
   Yang Ming Marine
      2.000%, 10/06/01                $  428           490
                                                  --------
                                                     2,538
                                                  --------
Total Foreign Convertible Bonds
   (Cost $2,656)                                     2,565
                                                  --------

DEMAND DEPOSIT -- 2.6%
UNITED STATES -- 2.6%
   Northern Trust
      3.400%, 05/01/98
   (Cost $3,237)                       3,237         3,237
                                                  --------
Total Investments -- 102.6%
   (Cost $121,281)                                 127,535
                                                  --------
OTHER ASSETS AND LIABILITIES, NET -- (2.6%)         (3,225)
                                                  --------
Total Net Assets -- 100.0%                        $124,310
                                                  ========

NET ASSETS:
Capital shares (unlimited authorization --
   $0.001 par value) based on 15,734,112
   outstanding shares of beneficial interest      $128,112
Accumulated net investment loss                       (580)
Accumulated net realized loss on investments        (9,394)
Net unrealized appreciation on forward
   foreign currency contracts, foreign currency,
   and translation of other assets and liabilities
   in foreign currency                                  50
Net unrealized appreciation on investments (2)       6,122
                                                  --------
Total Net Assets                                  $124,310
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $7.90
                                                  ========


* NON-INCOME PRODUCING SECURITY

+ LESS THAN 0.05%

ADR     AMERICAN DEPOSITORY RECEIPT

ADS     AMERICAN DEPOSITORY SHARES

F       FOREIGN SHARES

GDR     GLOBAL DEPOSITORY RECEIPT

GDS     GLOBAL DEPOSITORY SHARES

(1)     IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED

(2)     NET OF $132,000 ACCRUED FOREIGN WITHHOLDING TAXES.

(3) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

(4)     ZERO COUPON BOND.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



GLOBAL FIXED
INCOME FUND
--------------------------------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT (000) (1)   (000)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 55.2%
AUSTRALIA -- 9.7%
   Government of Australia
      9.500%, 08/15/03                 5,500      $  4,228
   New South Wales Treasury
     Corporation
      7.000%, 04/01/04                 6,200         4,267
                                                  --------
                                                     8,495
                                                  --------
CANADA -- 3.6%
   Government of Canada
      8.000%, 06/01/27                 3,400         3,143
                                                  --------
DENMARK -- 3.0%
   Kingdom of Denmark
      7.000%, 12/15/04                10,500         1,689
      8.000%, 03/15/06                 5,600           966
                                                  --------
                                                     2,655
                                                  --------
GERMANY -- 8.7%
   Deutschland Republic
      6.500%, 07/04/27 (2)            12,000         7,620
                                                  --------
ITALY -- 8.6%
   Government of Italy
     10.000%, 08/01/03             3,150,000         2,194
      7.750%, 11/01/06             8,030,000         5,339
                                                  --------
                                                     7,533
                                                  --------
JAPAN -- 5.2%
   Japanese Development Bank
      6.500%, 09/20/01               170,000         1,525
   Export-Import Bank of Japan
      2.875%, 07/28/05               250,000         2,072
   European Investment Bank
      2.125%, 09/20/07               120,000           940
                                                  --------
                                                     4,537
                                                  --------
SPAIN -- 2.9%
   Government of Spain
      8.800%, 04/30/06               310,000         2,533
                                                  --------
SWEDEN -- 4.8%
   Kingdom of Sweden
      6.000%, 02/09/05                31,400         4,244
                                                  --------
UNITED KINGDOM -- 8.7%
   United Kingdom Treasury
      7.500%, 12/07/06                 1,330         2,464

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)


GLOBAL FIXED
INCOME FUND, CONTINUED
--------------------------------------------------------------------------------
                                        FACE        VALUE
DESCRIPTION                       AMOUNT (000) (1)  (000)
--------------------------------------------------------------------------------
   UBS - Union Bank of Switzerland
      8.000%, 01/08/07                 1,340       $ 2,454
   Lloyds Bank
      7.750%, 06/18/07                 1,500         2,698
                                                   -------
                                                     7,616
                                                   -------
Total Foreign Bonds
   (Cost $47,609)                                   48,376
                                                   -------
SUPRANATIONAL -- 0.8%
UNITED STATES -- 0.8%
   International Bank for
     Reconstruction & Development
      9.750%, 01/23/16
   (Cost $644)                           530           721
                                                   -------

CORPORATE OBLIGATIONS -- 2.0%
UNITED STATES -- 2.0%
   General Electric Capital
      8.125%, 02/23/07
   (Cost $1,630)                       1,540         1,733
                                                   -------

ASSET BACKED -- 10.5%
UNITED STATES -- 10.5%
   Premier Auto Trust Series: 1996-4,
     Series A, Class A3
      6.200%, 11/06/00                 2,100         2,105
   Citibank Credit Card Master
     Trust I, Series 1997-7, Class A
      6.350%, 08/15/02                 3,000         3,032
   American Express Credit
     Account Master Trust
      6.400%, 04/15/05                 4,000         4,066
                                                   -------
                                                     9,203
                                                   -------
Total Asset Backed
   (Cost $9,155)                                     9,203
                                                   -------

U.S. TREASURY OBLIGATIONS -- 17.9%
   U.S. Treasury Notes
      6.750%, 06/30/99                 2,750         2,787
      7.125%, 09/30/99                 1,000         1,021
      6.000%, 08/15/00                 1,300         1,311
      6.250%, 01/31/02                 1,850         1,886
   U.S. Treasury Bonds
      8.500%, 02/15/20                 2,540         3,288
      7.125%, 02/15/23 (2)             4,780         5,442
                                                   -------
Total U.S. Treasury Obligations
   (Cost $15,300)                                   15,735
                                                   -------


--------------------------------------------------------------------------------
                                        FACE        VALUE
DESCRIPTION                       AMOUNT (000) (1)  (000)
--------------------------------------------------------------------------------
TIME DEPOSITS -- 10.9%
CANADA -- 4.8%
   Bayerische Vereinsbank
      4.590%, 05/01/98                 3,013       $ 2,107
   Swiss Bank Corp.
      4.625%, 05/01/98                 2,997         2,082
                                                   -------
                                                     4,189
                                                   -------
GERMANY -- 6.1%
   Bank of Montreal
      3.250%, 05/01/98                 4,861         2,710
   Dresdner Bank
      3.437%, 05/05/98                 4,809         2,682
                                                   -------
                                                     5,392
                                                   -------
Total Time Deposits
   (Cost $9,581)                                     9,581
                                                   -------

DEMAND DEPOSIT -- 0.6%
   Northern Trust
      3.400%, 05/01/98
   (Cost $557)                           557           557
                                                   -------

Total Investments -- 97.9%
   (Cost $84,476)                                   85,906
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 2.1%            1,850
                                                   -------
Total Net Assets -- 100.0%                         $87,756
                                                   =======

NET ASSETS:
Capital shares (unlimited authorization --
   $0.001 par value) based on 8,424,933
   outstanding shares of beneficial interest       $85,060
Accumulated net investment loss                        (78)
Accumulated net realized gain on investments         1,177
Net unrealized depreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other assets
   and liabilities in foreign currency                 167
Net unrealized appreciation on investments           1,430
                                                   -------
Total Net Assets                                   $87,756
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $10.42
                                                   =======


(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.

(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE FOREIGN CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $13,061,492.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================




INTERNATIONAL FIXED
INCOME FUND
--------------------------------------------------------------------------------
                                        FACE        VALUE
DESCRIPTION                       AMOUNT (000) (1)  (000)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 82.9%
AUSTRALIA -- 13.6%
   Government of Australia
      9.500%, 08/15/03                 1,280       $   984
   New South Wales Treasury
     Corporation
      7.000%, 04/01/04                 1,600         1,102
   Queensland Treasury Corporation
      6.500%, 06/14/05                 1,500         1,013
                                                   -------
                                                     3,099
                                                   -------
CANADA -- 3.4%
   Government of Canada
      8.000%, 06/01/27                   840           776
                                                   -------
DENMARK -- 9.6%
   Kingdom of Denmark
      8.000%, 05/15/03                 3,000           497
      7.000%, 12/15/04 (2)             3,900           627
      8.000%, 03/15/06                 6,200         1,069
                                                   -------
                                                     2,193
                                                   -------
GERMANY -- 10.2%
   Deutschland Republic
      6.250%, 01/04/24                 2,080         1,277
      6.500%, 07/04/27                 1,670         1,060
                                                   -------
                                                     2,337
                                                   -------
ITALY -- 14.9%
   Istituto Mobiliare Italian Bank
      7.500%, 12/10/01             1,700,000         1,035
   Government of Italy
      7.750%, 11/01/06             2,350,000         1,563
   LKB Baden Wuerttenberg
     Finance
      7.800%, 11/12/03             1,250,000           797
                                                   -------
                                                     3,395
                                                   -------
JAPAN -- 10.7%
   International Bank for
     Reconstruction & Development
      5.250%, 03/20/02                55,000           484
   European Investment Bank
      3.000%, 09/20/06               142,000         1,188
   Republic of Austria
      6.250%, 10/16/03                82,000           784
                                                   -------
                                                     2,456
                                                   -------
SPAIN -- 2.9%
   Government of Spain
      8.800%, 04/30/06                80,000           654
                                                   -------


--------------------------------------------------------------------------------
                                        FACE        VALUE
DESCRIPTION                       AMOUNT (000) (1)  (000)
--------------------------------------------------------------------------------
SWEDEN -- 5.3%
   Kingdom of Sweden
      6.000%, 02/09/05                 8,900       $ 1,203
                                                   -------
UNITED KINGDOM -- 12.3%
   United Kingdom Treasury
      7.500%, 12/07/06 (2)               550         1,019
   UBS - Union Bank of Switzerland
      8.000%, 01/08/07                   450           824
   Lloyds Bank
      7.750%, 06/18/07                   530           953
                                                   -------
                                                     2,796
                                                   -------
Total Foreign Bonds
   (Cost $18,706)                                   18,909
                                                   -------

TIME DEPOSITS -- 14.7%
CANADA -- 4.2%
   Bayerische Vereinsbank
      4.590%, 05/07/98                   618           432
   Morgan Guaranty Trust
      4.550%, 05/07/98                   759           531
                                                   -------
                                                       963
                                                   -------
GERMANY -- 10.5%
   Bank of Montreal
      3.250%, 05/07/98                 1,852         1,033
   Dresdner Bank
      3.344%, 05/07/98                 1,072           598
   Swiss Bank Corp.
      3.500%, 05/07/98                 1,383           771
                                                   -------
                                                     2,402
                                                   -------
Total Time Deposits
   (Cost $3,365)                                     3,365
                                                   -------

DEMAND DEPOSIT -- 0.2%
UNITED STATES -- 0.2%
   Northern Trust
      3.400%, 05/01/98
   (Cost $38)                             38            38
                                                   -------
Total Investments -- 97.8%
   (Cost $22,109)                                   22,312
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 2.2%              493
                                                   -------
Total Net Assets -- 100.0%                         $22,805
                                                   =======

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)



INTERNATIONAL FIXED
INCOME FUND, CONTINUED
--------------------------------------------------------------------------------
                                        FACE        VALUE
DESCRIPTION                       AMOUNT (000) (1)  (000)
--------------------------------------------------------------------------------
NET ASSETS:
Capital shares (unlimited authorization --
   $0.001 par value) based on 2,327,955
   outstanding shares of beneficial interest       $22,710
Accumulated net investment loss                       (256)
Accumulated net realized gain on investments           181
Net unrealized depreciation on forward
   foreign currency contracts, foreign currency,
   and translation of other assets and liabilities
   in foreign currency                                 (33)
Net unrealized appreciation on investments             203
                                                   -------
Total Net Assets                                   $22,805
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $9.80
                                                   =======


(1)    IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.

(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $1,646,177.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



EMERGING MARKETS
DEBT FUND

FOREIGN BONDS-- 85.9%
ALGERIA-- 4.6%
   Algeria FRN Tranche
     Unrestructured, Series A
      7.250%, 09/04/06                14,530      $ 13,731
                                                  --------
ARGENTINA -- 15.5%
   Government of Argentina
     11.375%, 01/30/17                 9,750        10,798
      5.750%, 03/31/23                24,350        18,536
   Government of Argentina Bocon
     Proveedores 1
      3.154%, 04/01/07                 3,749         2,748
   Government of Argentina FRN
      6.625%, 03/31/05                 7,410         6,808
   Telefonica de Argentina
      9.125%, 05/07/08                 7,000         6,957
                                                  --------
                                                    45,847
                                                  --------
BRAZIL -- 19.0%
   Government of Brazil
     10.125%, 05/15/27                 9,000         8,764
   Government of Brazil C Bond
      5.000%, 04/15/14                26,310        21,772


--------------------------------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT (000) (1)   (000)
--------------------------------------------------------------------------------
   Government of Brazil FRN
      6.625%, 04/15/06                11,786      $ 10,519
      6.688%, 04/15/12                10,250         8,110
      6.625%, 04/15/24                 6,900         5,692
   Government of Brazil MYDFA
      6.563%, 09/15/07                 1,807         1,578
                                                  --------
                                                    56,435
                                                  --------
BULGARIA -- 4.2%
   Government of Bulgaria FRN
      6.563%, 07/28/24                15,100        12,382
                                                  --------
IVORY COAST -- 3.5%
   Ivory Coast PDI
      2.000%, 03/29/18                 5,000         2,081
   Ivory Coast FLIRB
      2.000%, 03/29/18                 5,000         1,812
   Ivory Coast FLIRB, Series A
      2.000%, 03/29/18               110,000         6,347
                                                  --------
                                                    10,240
                                                  --------
JORDAN -- 4.1%
   Jordan Par
      5.000%, 12/23/23                    17        12,028
                                                  --------
MACEDONIA -- 0.9%
   Macedonia FRN
      3.500%, 07/02/12                 4,521         2,690
                                                  --------
MEXICO -- 8.0%
   Government of Mexico
     11.500%, 05/15/26                 3,650         4,398
   Government of Mexico , Series A
      6.250%, 12/31/19                 1,850         1,563
   Government of Mexico ,Series B
      6.250%, 12/31/19                 1,950         1,648
   Government of Mexico FRN,
     Series A
      6.693%, 12/31/19                 2,250         2,107
   Government of Mexico FRN,
     Series D
      6.750%, 12/31/19                 2,900         2,715
   Government of Mexico Par/
     Disc Rights (3)
      0.000%, 06/30/03                   614            --
   Petroleos Mexicanos
      9.000%, 06/01/07                 6,150         6,217
      9.250%, 03/30/18                 5,000         4,915
                                                  --------
                                                    23,563
                                                  --------

================================================================================




--------------------------------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT (000) (1)   (000)
--------------------------------------------------------------------------------
PANAMA -- 4.5%
   Government of Panama IRB
      8.875%, 09/30/27                 3,500      $  3,413
   Government of Panama PDI
      4.000%, 07/17/16                12,016         9,973
                                                  --------
                                                    13,386
                                                  --------
PERU -- 1.9%
   Republic of Peru FRB
      3.250%, 03/07/17                 9,000         5,558
                                                  --------
RUSSIA -- 15.8%
   City of Moscow
      9.500%, 05/31/00                 4,500         4,416
   Russian Government
     10.000%, 06/26/07                 9,000         8,640
      6.719%, 12/15/20                39,350        24,938
   Russian IAN FRN PIK, Series A
      0.000%, 12/02/15                   543           391
   Russian IAN FRN, Series A
      6.719%, 12/02/15                11,938         8,595
                                                  --------
                                                    46,980
                                                  --------
SOUTH AFRICA -- 3.9%
   Republic of South Africa
     13.000%, 08/31/10                10,000         1,977
     13.500%, 09/15/15                47,500         9,629
                                                  --------
                                                    11,606
                                                  --------
VENEZUELA -- 0.0%+
   Government of Venezuela
     Warrants (3)
      0.000%, 04/15/20                 5,355            --
                                                  --------
Total Foreign Bonds
   (Cost $255,558)                                 254,446
                                                  --------

LOAN PARTICIPATIONS -- 4.7%
MOROCCO -- 4.7%
   Morocco R&C Loan FRN
     (Participation: J.P. Morgan) (2)
      6.656%, 01/01/09                15,500        13,795
                                                  --------
Total Loan Participations
   (Cost $13,891)                                   13,795
                                                  --------

DEMAND DEPOSIT -- 9.5%
UNITED STATES -- 9.5%
   Northern Trust
      3.400%, 05/01/98
   (Cost $28,217)                     28,217        28,217
                                                  --------


--------------------------------------------------------------------------------
                                                   VALUE
DESCRIPTION                                        (000)
--------------------------------------------------------------------------------
Total Investments -- 100.1%
   (Cost $297,666)                                $296,458
                                                  --------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)           (247)
                                                  --------
Total Net Assets -- 100.0%                        $296,211
                                                  ========

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001
   par value) based on 32,379,390
   outstanding shares of beneficial interest      $311,110
Capital shares of Service Shares (unlimited
   authorization -- $0.001 par value)
   based on 26,015 outstanding
   shares of beneficial interest                       313
Undistributed net investment income                  2,501
Accumulated net realized loss on investments       (16,444)
Net unrealized depreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other assets
   and liabilities in foreign currency                 (61)
Net unrealized depreciation on investments          (1,208)
                                                  --------
Total Net Assets                                  $296,211
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares           $9.14
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Service Shares                 $9.13
                                                  ========

+ LESS THAN 0.05%

FLIRB     FRONT LOADED INTEREST REDUCTION BOND

FRB       FLOATING RATE BOND

FRN       FLOATING RATE NOTE

IAN       INTEREST ARREARS NOTE

IRB       INTEREST REVENUE BOND

MYDFA     MULTI-YEAR DEPOSIT FINANCE AGREEMENT

PIK       PAYMENT IN-KIND

PDI       PAST DUE INCOME

(1)       IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.

(2) PARTICIPATIONS WERE ACQUIRED THROUGH FINANCIAL INSTITUTIONS INDICATED PARENTHETICALLY. SEE NOTE 6.

(3) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS (000)
================================================================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED)




                                          ------------- ---------- ----------- ------------ ------------ ----------- ----------
                                                                    SHORT-TERM  SHORT-TERM       HIGH
                                            MUNICIPAL     FIXED     MUNICIPAL      FIXED        YIELD      SMALLER
                                               BOND       INCOME       BOND       INCOME         BOND     COMPANIES   MICROCAP
                                               FUND        FUND        FUND        FUND        FUND (1)     FUND        FUND
                                          ------------- ---------- ----------- ------------ ------------ ----------- ----------
INVESTMENT INCOME:
   Interest                                  $11,084     $38,995       $646         $505        $266        $ 14        $ 14
   Dividends                                      --          --         --           --          --          11           1
   Less: Foreign taxes withheld                   --          --         --           --          --          --          --
                                             -------     -------       ----         ----        ----        ----        ----
   Total Investment Income                    11,084      38,995        646          505         266          25          15
                                             -------     -------       ----         ----        ----        ----        ----
EXPENSES:
   Investment advisory fees                      822       2,318         50           31          16          31          32
   Less: Waiver of investment
     advisory fees                               (72)       (213)       (42)         (29)         (4)        (31)        (32)
   Administration fees                           172         487         30           30           2          30          27
   Custodian fees                                 12          32          1           --           1          --          --
   Transfer agent fees                            22          32          9            3           2          13          14
   Professional fees                              60         165          3            3           1           1           1
   Registration & filing fees                     36         194          6            2           2           3           4
   Printing fees                                  23         102          2           --          --           1          --
   Servicing plan fee (2)                          1          --         --           --          --          --          --
   Trustee fees                                   11          34          1            1          --          --          --
   Pricing fees                                   11           7          8            1          --          --          --
   Other expenses                                  4          29         --           --          --          --           1
                                             -------     -------       ----         ----        ----        ----        ----
   Total expenses                              1,102       3,187         68           42          20          48          47
   Less: Reimbursement from Advisor               --          --         --           --          --         (10)        (15)
                                             -------     -------       ----         ----        ----        ----        ----
   Total Net Expenses                          1,102       3,187         68           42          20          38          32
                                             -------     -------       ----         ----        ----        ----        ----
NET INVESTMENT INCOME (LOSS)                   9,982      35,808        578          463         246         (13)        (17)
                                             -------     -------       ----         ----        ----        ----        ----
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                       751       6,806        (28)          (2)        150          (5)        304
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions                --          --         --           --          --          --          --
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency              --          --         --           --          --          --          --
   Net change in unrealized appreciation
     (depreciation) on investments               (65)     (4,289)        (8)         (24)        (73)        665         437
                                             -------     -------       ----         ----        ----        ----        ----
   NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           $10,668     $38,325       $542         $437        $323        $647        $724
                                             =======     =======       ====         ====        ====        ====        ====




                                           --------------- ------------- ----------------- ------------ ------------- ------------
                                                                           INTERNATIONAL     EUROPEAN      EMERGING       GLOBAL
                                            INTERNATIONAL     EUROPEAN       SMALL CAP       SMALL CAP      MARKETS       FIXED
                                               EQUITY          EQUITY          EQUITY         EQUITY        EQUITY        INCOME
                                                FUND            FUND            FUND           FUND          FUND          FUND
                                           --------------- ------------- ----------------- ------------ ------------- ------------
INVESTMENT INCOME:
   Interest                                     $ --          $     7         $   33         $    8       $    --        $2,584
   Dividends                                      37              413            212             40           927            --
   Less: Foreign taxes withheld                   (3)             (23)           (16)            (2)          (52)          (10)
                                                ----          -------         ------         ------       -------        ------
   Total Investment Income                        34              397            229             46           875         2,574
                                                ----          -------         ------         ------       -------        ------
EXPENSES:
   Investment advisory fees                       18              150            216             42           509           229
   Less: Waiver of investment
     advisory fees                               (18)             (97)           (46)           (42)         (108)          (61)
   Administration fees                            30               30             30             30            43            39
   Custodian fees                                 14               82             44             11           120            19
   Transfer agent fees                             6                6              8              6             8             8
   Professional fees                               1                6             (2)             1             7             6
   Registration & filing fees                      4                7              7              1            12            12
   Printing fees                                   1                4              6              1             9            10
   Servicing plan fee (2)                         --               --             --             --            --            --
   Trustee fees                                   --                2              2             --             3             3
   Pricing fees                                   --               --              3              3            --             3
   Other expenses                                  2                4              2             --            34             7
                                                ----          -------         ------         ------       -------        ------
   Total expenses                                 58              194            270             53           637           275
   Less: Reimbursement from Advisor              (34)              --             --             --            --            --
                                                ----          -------         ------         ------       -------        ------
   Total Net Expenses                             24              194            270             53           637           275
                                                ----          -------         ------         ------       -------        ------
NET INVESTMENT INCOME (LOSS)                      10              203            (41)            (7)          238         2,299
                                                ----          -------         ------         ------       -------        ------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                        (5)           1,488          1,881          2,202        (8,447)        1,177
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions                20                3            (11)            12          (605)       (1,333)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency               7               (4)           (20)            (2)           27          (355)
   Net change in unrealized appreciation
     (depreciation) on investments               757            8,321          1,907           (858)       16,949*         (476)
                                                ----          -------         ------         ------       -------        ------
   NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $789          $10,011         $3,716         $1,347       $ 8,162        $1,312
                                                ====          =======         ======         ======       =======        ======




                                           ---------------- -------------
                                             INTERNATIONAL     EMERGING
                                                 FIXED          MARKETS
                                                INCOME           DEBT
                                                 FUND            FUND
                                           ---------------- -------------
INVESTMENT INCOME:
   Interest                                      $ 689         $ 9,102
   Dividends                                        --              --
   Less: Foreign taxes withheld                     --              --
                                                 -----         -------
   Total Investment Income                         689           9,102
                                                 -----         -------
EXPENSES:
   Investment advisory fees                         66             784
   Less: Waiver of investment
     advisory fees                                 (47)           (145)
   Administration fees                              30              66
   Custodian fees                                    8             111
   Transfer agent fees                               6              11
   Professional fees                                 5               1
   Registration & filing fees                        3              (2)
   Printing fees                                     2              10
   Servicing plan fee (2)                           --              --
   Trustee fees                                      1               3
   Pricing fees                                     --               3
   Other expenses                                    3               8
                                                 -----         -------
   Total expenses                                   77             850
   Less: Reimbursement from Advisor                 --              --
                                                 -----         -------
   Total Net Expenses                               77             850
                                                 -----         -------
NET INVESTMENT INCOME (LOSS)                       612           8,252
                                                 -----         -------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                         180         (16,335)
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions                (656)         (2,210)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency              (147)             (7)
   Net change in unrealized appreciation
     (depreciation) on investments                 (27)         20,357
                                                 -----         -------
   NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                               $ (38)        $10,057
                                                 =====         =======


(1) HIGH YIELD BOND FUND COMMENCED OPERATIONS ON 03/16/98.
(2) APPLICABLE TO SERVICE SHARES ONLY.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*NET OF $73,000 INCREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     68 & 69



STATEMENT OF CHANGES IN NET ASSETS (000)
===========================================================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED) AND THE PERIOD ENDED OCTOBER 31, 1997





                                               -------------------  -----------------------   ----------------    -----------------
                                                                                                SHORT-TERM           SHORT-TERM
                                                     MUNICIPAL               FIXED               MUNICIPAL              FIXED
                                                       BOND                 INCOME                  BOND                INCOME
                                                       FUND                  FUND                   FUND                 FUND
                                               -------------------  -----------------------   ----------------    -----------------
                                                 1998        1997      1998          1997       1998     1997      1998      1997
                                               --------    -------  ---------     ---------   -------  -------    -------  --------
OPERATIONS:
   Net investment income (loss)                $  9,982   $ 15,269  $   35,808   $   58,355   $   578  $   830    $   463   $   763
   Net realized gain (loss) from
     security transactions                          751        112       6,806        9,128       (28)      (9)        (2)       15
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions               --         --          --           --        --       --         --        --
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                 --         --          --           --        --       --         --        --
   Net change in unrealized appreciation
     (depreciation) on investments                  (65)     6,264      (4,289)      15,437        (8)     242        (24)      105
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
   Net increase (decrease) in net assets
     from operations                             10,668     21,645      38,325       82,920       542    1,063        437       883
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Institutional shares                        (9,995)   (15,243)    (35,966)     (58,276)     (573)    (828)      (459)     (764)
     Service shares                                 (17)        (1)         (5)          --        (7)      --         --        --
   Net realized gains:
     Institutional shares                          (106)    (2,204)     (8,592)          --        --      (21)        --        --
     Service shares                                  --         --          --           --        --       --         --        --
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
     Total Distributions                        (10,118)   (17,448)    (44,563)     (58,276)     (580)    (849)      (459)     (764)
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
CAPITAL TRANSACTIONS:
INSTITUTIONAL SHARES:
   Proceeds from shares issued                  173,681    145,890     214,184      397,158    12,873   21,637      5,224    14,973
   Shares issued in lieu of cash
     distributions                                8,352     13,868      36,167       47,532       531      727         81       331
   Cost of shares repurchased                   (46,862)   (54,645)    (88,002)    (124,216)   (3,742) (11,760)    (7,833)   (5,091)
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
   Increase (decrease) in net assets from
     institutional share transactions           135,171    105,113     162,349      320,474     9,662   10,604     (2,528)   10,213
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
SERVICE SHARES:
   Proceeds from shares issued                    1,248        197         553           --       407       --         --        --
   Shares issued in lieu of cash
     distributions                                    3         --          --           --         7       --         --        --
   Cost of shares repurchased                       (65)        (6)         (6)          --       (23)      --         --        --
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
   Increase in net assets from
     service share transactions                   1,186        191         547           --       391       --         --        --
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                       136,357    105,304     162,896      320,474    10,053   10,604     (2,528)   10,213
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
   Net increase (decrease) in net assets        136,907    109,501     156,658      345,118    10,015   10,818     (2,550)   10,332
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
NET ASSETS:
     Beginning of period                        361,653    252,152   1,103,121      758,003    19,950    9,132     17,083     6,751
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
     End of period                             $498,560   $361,653  $1,259,779   $1,103,121   $29,965  $19,950    $14,533   $17,083
                                               ========   ========  ==========   ==========   =======  =======    =======   =======
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
   Shares issued                                 15,487     13,267      19,920       37,690     1,250    2,127        520     1,499
   Shares issued in lieu of cash
     distributions                                  745      1,263       3,373        4,510        51       71          8        33
   Shares repurchased                            (4,181)    (4,980)     (8,190)     (11,781)     (363)  (1,158)      (779)     (509)
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
   Increase (decrease) in capital shares
     from institutional share transactions       12,051      9,550      15,103       30,419       938    1,040       (251)    1,023
                                               ========   ========  ==========   ==========   =======  =======    =======   =======
SERVICE SHARES:
   Shares issued                                    112         18          52           --        39       --         --        --
   Shares issued in lieu of cash
     distributions                                   --         --          --           --         1       --         --        --
   Shares repurchased                                (6)        (1)         (1)          --        (2)      --         --        --
                                               --------   --------  ----------   ----------   -------  -------    -------   -------
   Increase (decrease) in capital shares
     from service share transactions                106         17          51           --        38       --         --        --
                                               ========   ========  ==========   ==========   =======  =======    =======   =======



                                                 --------   ----------------  ---------------  ---------------  ----------------
                                                  HIGH
                                                  YIELD          SMALLER                        INTERNATIONAL        EUROPEAN
                                                  BOND           COMPANIES        MICROCAP         EQUITY             EQUITY
                                                 FUND (1)          FUND           FUND (2)          FUND               FUND
                                                 --------   ----------------  ---------------  ---------------  ----------------
                                                  1998        1998     1997     1998   1997     1998     1997     1998     1997
                                                 --------   -------  -------  ------- -------  -------  ------  -------  -------
OPERATIONS:
   Net investment income (loss)                  $   246     $  (13) $  (14)  $  (17) $  (10)  $   10   $   48  $   203  $   540
   Net realized gain (loss) from
     security transactions                           150         (5)    692      304     143       (5)     165    1,488    2,749
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions                --         --      --       --      --       20       16        3      213
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                  --         --      --       --      --        7       11       (4)      (2)
   Net change in unrealized appreciation
     (depreciation) on investments                   (73)       665     347      437     404      757      (43)   8,321    2,252
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
   Net increase (decrease) in net assets
     from operations                                 323        647   1,025      724     537      789      197   10,011    5,752
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Institutional shares                           (247)        --      --       --      --      (99)     (44)    (750)     (59)
     Service shares                                   --         --      --       --      --       --       --       --       --
   Net realized gains:
     Institutional shares                             --       (672)   (354)    (133)     --     (166)    (157)  (2,750)    (206)
     Service shares                                   --         (1)     --       --      --       --       --       --       --
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
     Total Distributions                            (247)      (673)   (354)    (133)     --     (265)    (201)  (3,500)    (265)
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
CAPITAL TRANSACTIONS:
INSTITUTIONAL SHARES:
   Proceeds from shares issued                    25,203        638     955    3,893   2,924        6    1,630       --   15,743
   Shares issued in lieu of cash
     distributions                                   247        671     353      129      --      265      201    3,500      265
   Cost of shares repurchased                         --        (63)   (370)    (336)   (185)      --     (296)      --      (67)
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
   Increase (decrease) in net assets from
     institutional share transactions             25,450      1,246     938    3,686   2,739      271    1,535    3,500   15,941
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
SERVICE SHARES:
   Proceeds from shares issued                        --        128       6    1,045      15       --       --       --       --
   Shares issued in lieu of cash
     distributions                                    --         --      --        4      --       --       --       --       --
   Cost of shares repurchased                         --         (4)     --      (10)     (5)      --       --       --       --
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
   Increase in net assets from
     service share transactions                       --        124       6    1,039      10       --       --       --       --
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                         25,450      1,370     944    4,725   2,749      271    1,535    3,500   15,941
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
   Net increase (decrease) in net assets          25,526      1,344   1,615    5,316   3,286      795    1,531   10,011   21,428
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
NET ASSETS:
     Beginning of period                              --      5,730   4,115    3,286      --    4,954    3,423   39,330   17,902
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
     End of period                               $25,526     $7,074  $5,730   $8,602  $3,286   $5,749   $4,954  $49,341  $39,330
                                                 =======     ======  ======   ======  ======   ======   ======  =======  =======
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
   Shares issued                                   2,520         49      74      297     275        1      144       --    1,363
   Shares issued in lieu of cash
     distributions                                    25         54      28       11      --       24       17      291       23
   Shares repurchased                                 --         (5)    (27)     (29)    (15)      --      (23)      --       (5)
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
   Increase (decrease) in capital shares
     from institutional share transactions         2,545         98      75      279     260       25      138      291    1,381
                                                 =======     ======  ======   ======  ======   ======   ======  =======  =======
SERVICE SHARES:
   Shares issued                                      --         10      --       78       1       --       --       --       --
   Shares issued in lieu of cash
     distributions                                    --         --      --       --      --       --       --       --       --
   Shares repurchased                                 --         --      --       (1)     --       --       --       --       --
                                                 -------     ------  ------   ------  ------   ------   ------  -------  -------
   Increase (decrease) in capital shares
     from service share transactions                  --         10      --       77       1       --       --       --       --
                                                 =======     ======  ======   ======  ======   ======   ======  =======  =======




                                                 ------------------   ---------------  ------------------
                                                    INTERNATIONAL         EUROPEAN          EMERGING
                                                     SMALL CAP            SMALL CAP         MARKETS
                                                       EQUITY              EQUITY            EQUITY
                                                        FUND                FUND              FUND
                                                 ------------------   ---------------  ------------------
                                                   1998      1997       1998    1997     1998      1997
                                                 --------  --------   -------  ------  --------  --------
OPERATIONS:
   Net investment income (loss)                  $    (41) $    141   $    (7) $   60  $    238  $    675
   Net realized gain (loss) from
     security transactions                          1,881    (6,005)    2,202     (84)   (8,447)    4,348
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions                (11)      427        12     (23)     (605)   (1,113)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                  (20)       13        (2)      2        27       (16)
   Net change in unrealized appreciation
     (depreciation) on investments                  1,907    (2,990)     (858)   (125)   16,949*  (15,042)**
                                                 --------  --------   -------  ------  --------  --------
   Net increase (decrease) in net assets
     from operations                                3,716    (8,414)    1,347    (170)    8,162   (11,148)
                                                 --------  --------   -------  ------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Institutional shares                            (539)   (1,326)      (34)   (147)       --       (53)
     Service shares                                    --        --        --      --        --        --
   Net realized gains:
     Institutional shares                              --        --        --    (301)   (4,910)   (2,255)
     Service shares                                    --        --        --      --        --        --
                                                 --------  --------   -------  ------  --------  --------
     Total Distributions                             (539)   (1,326)      (34)   (448)   (4,910)   (2,308)
                                                 --------  --------   -------  ------  --------  --------
CAPITAL TRANSACTIONS:
INSTITUTIONAL SHARES:
   Proceeds from shares issued                     10,081     4,190       600     660    39,063    67,367
   Shares issued in lieu of cash
     distributions                                    539     1,253        34     448     4,910     2,308
   Cost of shares repurchased                     (24,931)  (49,017)   (8,477)   (705)  (17,016)  (50,397)
                                                 --------  --------   -------  ------  --------  --------
   Increase (decrease) in net assets from
     institutional share transactions             (14,311)  (43,574)   (7,843)    403    26,957    19,278
                                                 --------  --------   -------  ------  --------  --------
SERVICE SHARES:
   Proceeds from shares issued                         --        --        --      --        --        --
   Shares issued in lieu of cash
     distributions                                     --        --        --      --        --        --
   Cost of shares repurchased                          --        --        --      --        --        --
                                                 --------  --------   -------  ------  --------  --------
   Increase in net assets from
     service share transactions                        --        --        --      --        --        --
                                                 --------  --------   -------  ------  --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                         (14,311)  (43,574)   (7,843)    403    26,957    19,278
                                                 --------  --------   -------  ------  --------  --------
   Net increase (decrease) in net assets          (11,134)  (53,314)   (6,530)   (215)   30,209     5,822
                                                 --------  --------   -------  ------  --------  --------
NET ASSETS:
     Beginning of period                           53,395   106,709     9,641   9,856    94,101    88,279
                                                 --------  --------   -------  ------  --------  --------
     End of period                               $ 42,261  $ 53,395   $ 3,111  $9,641  $124,310  $ 94,101
                                                 ========  ========   =======  ======  ========  ========
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
   Shares issued                                    1,076       456        45      53     5,104     7,353
   Shares issued in lieu of cash
     distributions                                     66       130         3      37       675       265
   Shares repurchased                              (2,788)   (5,236)     (645)    (59)   (2,286)   (5,414)
                                                 --------  --------   -------  ------  --------  --------
   Increase (decrease) in capital shares
     from institutional share transactions         (1,646)   (4,650)     (597)     31     3,493     2,204
                                                 ========  ========   =======  ======  ========  ========
SERVICE SHARES:
   Shares issued                                       --        --        --      --        --        --
   Shares issued in lieu of cash
     distributions                                     --        --        --      --        --        --
   Shares repurchased                                  --        --        --      --        --        --
                                                 --------  --------   -------  ------  --------  --------
   Increase (decrease) in capital shares
     from service share transactions                   --        --        --      --        --        --
                                                 ========  ========   =======  ======  ========  ========


(1) HIGH YIELD BOND FUND COMMENCED OPERATIONS ON 03/16/98.
(2) MICROCAP FUND COMMENCED OPERATIONS ON 12/18/96.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
* NET OF $73,000 INCREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.
** NET OF $16,000 INCREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                    70 & 71



STATEMENT OF CHANGES IN NET ASSETS (000)
===========================================================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED) AND THE PERIOD ENDED OCTOBER 31, 1997




                                                             -------------------    -----------------    ------------------
                                                                    GLOBAL             INTERNATIONAL          EMERGING
                                                                     FIXED                 FIXED               MARKETS
                                                                    INCOME                INCOME                DEBT
                                                                     FUND                  FUND                 FUND
                                                             -------------------    -----------------    ------------------
                                                                1998      1997        1998      1997       1998      1997
                                                             ---------  --------    -------   -------    -------   --------
OPERATIONS:
   Net investment income                                     $  2,299   $  6,274    $   612   $ 1,169    $  8,252  $ 10,173
   Net realized gain (loss) from security transactions          1,177      2,051        180       267     (16,335)   24,233
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency transactions               (1,333)    (3,599)      (656)     (685)     (2,210)      157
   Net change in unrealized appreciation (depreciation) on
     forward foreign currency contracts, foreign
     currency, and translation of other assets and
     liabilities in foreign currency                             (355)     1,375       (147)      265          (7)      (49)
   Net change in unrealized appreciation
     (depreciation) on investments                               (476)    (2,915)       (27)     (643)     20,357   (28,717)
                                                             --------   --------    -------   -------    --------  --------
   Net increase (decrease) in net assets from operations        1,312      3,186        (38)      373      10,057     5,797
                                                             --------   --------    -------   -------    --------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
   Institutional shares                                        (3,130)    (5,886)      (738)   (1,179)    (12,703)   (7,732)
   Service shares                                                  --         --         --        --         (28)       --
NET REALIZED GAINS:
   Institutional shares                                        (2,048)    (3,253)      (262)   (1,069)    (23,973)   (9,044)
   Service shares                                                  --         --         --        --         (53)       --
                                                             --------   --------    -------   -------    --------  --------
     Total Distributions                                       (5,178)    (9,139)    (1,000)   (2,248)    (36,757)  (16,776)
                                                             --------   --------    -------   -------    --------  --------
CAPITAL TRANSACTIONS:
INSTITUTIONAL SHARES:
   Proceeds from shares issued                                 16,738      9,513      3,758    10,502     260,246   230,139
   Shares issued in lieu of cash distributions                  4,869      8,013        771     2,079      36,380    16,515
   Cost of shares repurchased                                 (22,165)   (69,310)    (8,623)   (3,924)   (161,470) (150,664)
                                                             --------   --------    -------   -------    --------  --------
Increase (decrease) in net assets from
     Institutional share transactions                            (558)   (51,784)    (4,094)    8,657     135,156    95,990
                                                             --------   --------    -------   -------    --------  --------
SERVICE SHARES:
   Proceeds from shares issued                                     --         --         --        --         169       145
   Cost of shares repurchased                                      --         --         --        --          (1)       --
                                                             --------   --------    -------   -------    --------  --------
Increase in net assets from service share transactions             --         --         --        --         168       145
                                                             --------   --------    -------   -------    --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                          (558)   (51,784)    (4,094)    8,657     135,324    96,135
                                                             --------   --------    -------   -------    --------  --------
   Net increase (decrease) in net assets                       (4,424)   (57,737)    (5,132)    6,782     108,624    85,156
                                                             --------   --------    -------   -------    --------  --------
NET ASSETS:
     Beginning of period                                       92,180    149,917     27,937    21,155     187,587   102,431
                                                             --------   --------    -------   -------    --------  --------
     End of period                                           $ 87,756   $ 92,180    $22,805   $27,937    $296,211  $187,587
                                                             ========   ========    =======   =======    ========  ========
CAPITAL SHARE TRANSACTIONS:
   INSTITUTIONAL SHARES:
     Shares issued                                              1,577        907        390     1,061      28,083    18,219
     Shares issued in lieu of cash distributions                  479        757         81       205       4,097     1,455
     Shares repurchased                                        (2,132)    (6,481)      (894)     (385)    (15,482)  (11,661)
                                                             --------   --------    -------   -------    --------  --------
     Increase (decrease) in capital shares
       from institutional share transactions                      (76)    (4,817)      (423)      881      16,698     8,013
                                                             ========   ========    =======   =======    ========  ========
   SERVICE SHARES:
     Shares issued                                                 --         --         --        --          15        11
     Shares issued in lieu of cash distributions                   --         --         --        --          --        --
                                                             --------   --------    -------   -------    --------  --------
     Increase (decrease) in capital shares from
         service share transactions                                --         --         --        --          15        11
                                                             ========   ========    =======   =======    ========  ========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS
====================================================================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





                                          NET                       DISTRIBUTIONS
              NET ASSET       NET      REALIZED     DISTRIBUTIONS       FROM                                             RATIO OF
                VALUE     INVESTMENT      AND          FROM NET       REALIZED   NET ASSET                NET ASSETS     EXPENSES
              BEGINNING     INCOME/    UNREALIZED    INVESTMENT       CAPITAL    VALUE END    TOTAL         END OF      TO AVERAGE
              OF PERIOD     (LOSS)   GAINS (LOSSES)    INCOME          GAINS     OF PERIOD    RETURN     PERIOD (000)   NET ASSETS
====================================================================================================================================
--------------------
MUNICIPAL BOND FUND:
--------------------
Institutional Shares
    1998**     $11.12       $0.27        $0.04         $(0.27)        $   --      $11.16       2.84%       $497,192        0.54%
    1997        10.99        0.57         0.22          (0.57)         (0.09)      11.12       7.49         361,461        0.54
    1996        10.86        0.60         0.13          (0.60)            --       10.99       6.90         252,152        0.55
    1995        10.37        0.61         0.49          (0.61)            --       10.86      10.90         221,058        0.54
    1994        11.36        0.60        (0.61)         (0.60)         (0.38)      10.37      (0.15)        165,677        0.54
    1993        10.56        0.67         0.84          (0.67)         (0.04)      11.36      14.68         148,022        0.55
    1992(1)     10.00        0.60         0.56          (0.60)            --       10.56      13.42+         94,700        0.55
Service Shares
    1998**     $11.11       $0.26        $0.05         $(0.26)        $   --      $11.16       2.81%       $  1,368        0.79%
    1997(2)     11.11        0.14           --          (0.14)            --       11.11       1.22+            192        0.79
------------------
FIXED INCOME FUND:
------------------
Institutional Shares
    1998**     $10.76       $0.33        $0.02         $(0.33)        $(0.08)     $10.70       3.34%     $1,259,233        0.55%
    1997        10.51        0.68         0.25          (0.68)            --       10.76       9.22       1,103,121        0.55
    1996        10.62        0.68        (0.04)         (0.68)         (0.07)      10.51       6.27         758,003        0.55
    1995         9.93        0.70         0.69          (0.70)            --       10.62      14.53         494,221        0.54
    1994        10.95        0.64        (0.91)         (0.64)         (0.11)       9.93      (2.58)        239,556        0.54
    1993         9.92        0.64         1.03          (0.64)            --       10.95      17.28         147,917        0.55
    1992(3)     10.00        0.06        (0.08)         (0.06)            --        9.92      (1.61)+        25,528        0.55
Service Shares
    1998(4)**  $10.75       $0.14       $(0.05)        $(0.14)        $   --      $10.70       0.63%+    $      546        0.80%
-------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-------------------------------
Institutional Shares
    1998**     $10.28       $0.24       $(0.01)        $(0.24)        $   --      $10.27       2.24%        $29,574        0.54%
    1997        10.13        0.52         0.16          (0.52)         (0.01)      10.28       6.93          19,950        0.53
    1996        10.13        0.54         0.04          (0.54)         (0.04)      10.13       5.90           9,132        0.53
    1995(5)     10.00        0.30         0.13          (0.30)            --       10.13       4.39+          3,724        0.52
Service Shares
    1998(6)**  $10.28       $0.18       $(0.01)        $(0.18)        $   --      $10.27       1.69%+       $   391        0.79%
-----------------------------
SHORT-TERM FIXED INCOME FUND:
-----------------------------
Institutional Shares
    1998**     $10.06       $0.29       $(0.02)        $(0.29)        $   --      $10.04       2.74%        $14,533        0.54%
    1997        10.00        0.58         0.06          (0.58)            --       10.06       6.61          17,083        0.53
    1996        10.01        0.60        (0.01)         (0.60)            --       10.00       6.09           6,751        0.53
    1995(7)     10.00        0.37         0.01          (0.37)            --       10.01       3.82+          4,140        0.52
---------------------
HIGH YIELD BOND FUND:
---------------------
Institutional Shares
    1998**(8)  $10.00       $0.10        $0.03         $(0.10)        $   --      $10.03       1.28%+       $25,526        0.65%
-----------------------
SMALLER COMPANIES FUND:
-----------------------
Institutional Shares
    1998**     $14.72      $(0.02)       $1.21         $   --         $(1.68)     $14.23       9.65%         $6,926        1.25%
    1997        13.10       (0.03)        2.87             --          (1.22)      14.72      23.29           5,724        1.25
    1996        10.55       (0.02)        2.61          (0.04)            --       13.10      24.58           4,115        1.25
    1995(9)     10.00        0.03         0.52             --             --       10.55       5.50+          2,638        1.25
Service Shares
    1998**     $14.71      $   --        $1.17         $   --         $(1.68)     $14.20       9.50%         $  148        1.50%
    1997(10)    13.77       (0.03)        0.97             --             --       14.71       7.45+              6        1.50
--------------
MICROCAP FUND:
--------------
 Institutional Shares
    1998**     $12.62      $(0.01)       $1.84          $  --         $(0.49)     $13.96      15.40%         $7,517        1.49%
    1997(11)    10.00       (0.04)        2.66             --             --       12.62      26.20+          3,276        1.63
 Service Shares
    1998**     $12.62      $   --        $1.81          $  --         $(0.49)     $13.94      15.23%         $1,085        1.74%
    1997(12)    12.12       (0.02)        0.52             --             --       12.62       3.87+             10        1.74






                                                  RATIO OF
                                 RATIO OF      NET INVESTMENT
                 RATIO OF        EXPENSES      INCOME/(LOSS)
                    NET         TO AVERAGE      TO AVERAGE
                INVESTMENT      NET ASSETS       NET ASSETS
               INCOME/(LOSS)   (EXCLUDING       (EXCLUDING       PORTFOLIO
                TO AVERAGE       EXPENSE          EXPENSE         TURNOVER
                NET ASSETS     LIMITATIONS)     LIMITATIONS)        RATE
==========================================================================
--------------------
MUNICIPAL BOND FUND:
--------------------
Institutional Shares
    1998**         4.85%            0.57%           4.82%           23%
    1997           5.19             0.61            5.12            67
    1996           5.50             0.61            5.44            66
    1995           5.75             0.62            5.67            63
    1994           5.60             0.67            5.47            94
    1993           5.94             0.75            5.74           160
    1992(1)        6.31             0.79            6.07           143
Service Shares
    1998**         4.57%            0.82%           4.54%           23%
    1997(2)        4.95             0.85            4.89            67
------------------
FIXED INCOME FUND:
------------------
Institutional Shares
    1998**         6.17%            0.58%           6.14%           46%
    1997           6.50             0.60            6.45           178
    1996           6.52             0.61            6.46           176
    1995           6.81             0.63            6.72           182
    1994           6.22             0.66            6.10           251
    1993           6.01             0.72            5.84           196
    1992(3)        5.24             1.66            4.13           148
Service Shares
    1998(4)**      5.92%            0.80%           5.92%           46%
-------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-------------------------------
Institutional Shares
    1998**         4.63%            0.87%           4.30%           18%
    1997           5.14             1.02            4.65            95
    1996           5.34             1.58            4.29           129
    1995(5)        4.60             2.16            2.96            62
Service Shares
    1998(6)**      4.41%            1.12%           4.08%           18%
-----------------------------
SHORT-TERM FIXED INCOME FUND:
-----------------------------
Institutional Shares
    1998**         5.90%            0.91%           5.53%           61%
    1997           5.77             1.09            5.21           186
    1996           6.00             1.29            5.24           124
    1995(7)        5.86             2.84            3.54            90
---------------------
HIGH YIELD BOND FUND:
---------------------
Institutional Shares
    1998**(8)      7.90%            0.78%           7.77%           73%
-----------------------
SMALLER COMPANIES FUND:
-----------------------
Institutional Shares
    1998**        (0.43)%           2.56%          (1.74)%          49%
    1997          (0.29)            2.63           (1.67)          122
    1996          (0.23)            2.55           (1.53)          141
    1995(9)        0.94             2.28           (0.09)           23
Service Shares
    1998**        (0.65)%           2.81%          (1.96)%          49%
    1997(10)      (0.77)            2.79           (2.06)          122
--------------
MICROCAP FUND:
--------------
Institutional Shares
    1998**        (0.79)%           3.71%          (3.01)%          59%
    1997(11)      (0.49)            3.39           (2.25)          272
Service Shares
    1998**        (0.88)%           3.96%          (3.10)%          59%
    1997(12)      (1.15)            3.52           (2.93)          272


 +    RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1)  MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/13/91. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2)  MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/31/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3)  FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/18/92. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4)  FIXED INCOME FUND SERVICE SHARES COMMENCED OPERATIONS ON 2/11/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5)  SHORT-TERM MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/6/95. ALL RATIOS FOR THE PERIOD HAVE
      BEEN ANNUALIZED.
 (6)  SHORT-TERM MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 12/3/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7)  SHORT-TERM FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/13/95. ALL RATIOS FOR THE PERIOD HAVE
      BEEN ANNUALIZED.
 (8)  HIGH YIELD BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/16/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9)  SMALLER COMPANIES FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 6/30/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10)  SMALLER COMPANIES FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/14/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(11)  MICROCAP FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/18/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(12)  MICROCAP FUND SERVICE SHARES COMMENCED OPERATIONS ON 8/22/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
  **  FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1998. ALL RATIOS, EXCLUDING TOTAL RETURN, FOR THAT PERIOD HAVE BEEN ANNUALIZED.
  AMOUNTS DESIGNATED AS "--" ARE  EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS
====================================================================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1998 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                          NET                        DISTRIBUTIONS
              NET ASSET       NET      REALIZED      DISTRIBUTIONS       FROM                                             RATIO OF
                VALUE     INVESTMENT      AND           FROM NET       REALIZED   NET ASSET                NET ASSETS     EXPENSES
              BEGINNING     INCOME/    UNREALIZED     INVESTMENT       CAPITAL    VALUE END    TOTAL         END OF      TO AVERAGE
              OF PERIOD     (LOSS)   GAINS (LOSSES)     INCOME          GAINS     OF PERIOD    RETURN     PERIOD (000)   NET ASSETS
====================================================================================================================================
--------------------------
INTERNATIONAL EQUITY FUND:
--------------------------
Institutional Shares
    1998**    $11.62       $ 0.07       $1.68          $(0.23)         $(0.39)     $12.75      15.91%        $5,749         0.90%
    1997       11.88         0.16        0.28           (0.15)          (0.55)      11.62       3.78          4,954         0.90
    1996       10.95         0.11        1.25           (0.43)             --       11.88      12.70          3,423         0.90
    1995(1)    10.00         0.08        0.87              --              --       10.95       9.50+         2,738         0.90
---------------------
EUROPEAN EQUITY FUND:
---------------------
Institutional Shares
    1998**    $12.81       $ 0.06       $2.95          $(0.24)         $(0.90)     $14.68      25.45%       $49,341         0.90%
    1997       10.60         0.25        2.11           (0.03)          (0.12)      12.81      22.48         39,330         0.90
    1996(2)    10.00           --        0.60              --              --       10.60       6.00+        17,902         0.90
------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------
Institutional Shares
    1998**    $ 8.81        $  --       $0.86          $(0.10          $   --      $ 9.57       9.97%      $ 42,261         1.25%
    1997        9.96         0.10       (1.12)          (0.13)             --        8.81     (10.40)        53,395         1.25
    1996        9.40         0.03        0.57           (0.04)             --        9.96       6.43        106,709         1.25
    1995       10.35         0.03       (0.72)          (0.04)          (0.22)       9.40      (6.67)        90,917         1.25
    1994(3)    10.00         0.02        0.33              --              --       10.35       3.50+        68,798         1.25
-------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------
Institutional Shares
    1998**    $11.80        $0.04      $ 2.31          $(0.04)         $   --      $14.11      20.01%        $3,111         1.25%
    1997       12.54         0.04       (0.22)          (0.18)          (0.38)      11.80      (1.47)         9,641         1.25
    1996       11.55         0.12        1.03           (0.12)          (0.04)      12.54      10.06          9,856         1.25
    1995(4)    10.00         0.12        1.44           (0.01)             --       11.55      15.66+         9,336         1.25
-----------------------------
EMERGING MARKETS EQUITY FUND:
-----------------------------
Institutional Shares
    1998**     $7.69       $(0.02)      $0.61          $   --          $(0.38)     $ 7.90       8.12%      $124,310         1.25%
    1997        8.80        (0.03)      (0.85)          (0.01)          (0.22)       7.69     (10.31)        94,101         1.25
    1996        8.11         0.06        0.75           (0.03)          (0.09)       8.80      10.02         88,279         1.25
    1995       11.00         0.04       (2.29)          (0.02)          (0.62)       8.11     (21.00)        93,288         1.25
    1994(5)    10.00        (0.01)       1.01              --              --       11.00      10.00+        56,892         1.36
-------------------------
GLOBAL FIXED INCOME FUND:
-------------------------
Institutional Shares
    1998**    $10.84        $0.09       $0.05          $(0.34)         $(0.22)     $10.42      1.43%       $ 87,756         0.60%
    1997       11.26         0.35        0.01           (0.50)          (0.28)      10.84       3.34         92,180         0.65
    1996       10.99         0.59        0.12           (0.37)          (0.07)      11.26       6.60        149,917         0.75
    1995        9.85         0.35        0.99           (0.20)             --       10.99      13.88        139,337         0.78
    1994(6)    10.00         0.25       (0.40)             --              --        9.85      (1.50)+       53,915         0.85
--------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------
Institutional Shares
    1998**    $10.16       $(0.03)      $0.04          $(0.27)         $(0.10)     $ 9.80       0.12%       $22,805         0.60%
    1997       11.30         0.20       (0.11)          (0.64)          (0.59)      10.16       0.82         27,937         0.65
    1996       11.34         0.86       (0.12)          (0.66)          (0.12)      11.30       6.82         21,155         0.75
    1995        9.94         0.42        1.03           (0.05)             --       11.34      14.66         27,603         0.78
    1994(7)    10.00         0.29       (0.35)             --              --        9.94      (0.60)+       15,238         0.85
---------------------------
EMERGING MARKETS DEBT FUND:
---------------------------
Institutional Shares
    1998**    $11.95        $0.81       $0.20          $(1.32)         $(2.50)     $ 9.14       9.38%      $295,974         1.08%
    1997       13.36         1.05        0.40           (1.32)          (1.54)      11.95      12.03        187,455         1.32
    1996       10.55         1.21        2.60           (1.00)             --       13.36      38.42        102,431         1.50
    1995       10.19         0.65       (0.17)          (0.11)          (0.01)      10.55       4.85         84,438         1.79
    1994(8)    10.00         0.13        0.06              --              --       10.19       1.90+        16,248         1.90
Service Shares
    1998**    $11.95        $0.40       $0.60          $(1.32)         $(2.50)     $ 9.13       9.26%      $    237         1.34%
    1997(9)    13.61         0.03       (1.69)             --              --       11.95     (12.20)+          132         1.50





                                                    RATIO OF
                                   RATIO OF      NET INVESTMENT
                   RATIO OF        EXPENSES      INCOME/(LOSS)
                      NET         TO AVERAGE      TO AVERAGE
                  INVESTMENT      NET ASSETS       NET ASSETS
                 INCOME/(LOSS)   (EXCLUDING       (EXCLUDING       PORTFOLIO
                  TO AVERAGE       EXPENSE          EXPENSE         TURNOVER
                  NET ASSETS     LIMITATIONS)     LIMITATIONS)        RATE
=============================================================================
--------------------------
INTERNATIONAL EQUITY FUND:
--------------------------
Institutional Shares
    1998**          0.36%           2.91%           (1.65)%            34%
    1997            0.97            2.79            (0.92)             55
    1996            0.72            3.59            (1.97)             39
    1995(1)         1.55            2.73            (0.28)             19
---------------------
EUROPEAN EQUITY FUND:
---------------------
Institutional Shares
    1998**          0.94%           1.35%            0.49%             26%
    1997            1.71            1.17             1.44              45
    1996(2)        (0.41)           1.40            (0.91)              5
------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------
Institutional Shares
    1998**         (0.19)%          1.46%           (0.40)%            59%
    1997            0.16            1.37             0.04              59
    1996            0.35            1.38             0.22              47
    1995            0.41            1.48             0.18              62
    1994(3)         0.34            1.67            (0.08)             41
-------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------
Institutional Shares
    1998**         (0.17)%          2.24%           (1.16)%            30%
    1997            0.58            2.12            (0.29)             44
    1996            0.96            2.50            (0.29)             49
    1995(4)         1.25            2.24             0.26              34
-----------------------------
EMERGING MARKETS EQUITY FUND:
-----------------------------
Institutional Shares
    1998**          0.47%           1.46%            0.26%             38%
    1997            0.68            1.44             0.49              94
    1996            0.63            1.52             0.36              69
    1995            0.44            1.55             0.14              49
    1994(5)        (0.12)           1.79            (0.55)             45
-------------------------
GLOBAL FIXED INCOME FUND:
-------------------------
Institutional Shares
    1998**          5.02%           0.73%            4.89%             78%
    1997            5.30            0.77             5.18             179
    1996            5.39            0.79             5.35             223
    1995            5.61            0.87             5.52             147
    1994(6)         5.71            1.28             5.28             173
--------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------
Institutional Shares
    1998**          4.64%           0.95%            4.29%             88%
    1997            5.00            1.06             4.59             174
    1996            5.41            1.03             5.13             235
    1995            5.51            1.15             5.14             187
    1994(7)         5.66            1.42             5.09             130
---------------------------
EMERGING MARKETS DEBT FUND:
---------------------------
Institutional Shares
    1998**         10.53%           1.27%           10.34%            305%
    1997            7.15            1.47             7.00             472
    1996           10.15            1.92             9.73             227
    1995           10.97            2.05            10.71             266
    1994(8)         7.04            2.60             6.34              52
Service Shares
    1998**          8.44%           1.51%            8.27%            305%
    1997(9)        18.65            1.71            18.44             472


  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/15/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) EUROPEAN EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/3/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) INTERNATIONAL SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/3/94. ALL RATIOS FOR THE PERIOD HAVE
    BEEN ANNUALIZED.
(4) EUROPEAN SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 11/1/94. ALL RATIOS FOR THE PERIOD HAVE
    BEEN ANNUALIZED.
(5) EMERGING MARKETS EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 2/2/94. ALL RATIOS FOR THE PERIOD HAVE
    BEEN ANNUALIZED.
(6) GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/3/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(7) INTERNATIONAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/15/94. ALL RATIOS FOR THE PERIOD HAVE
    BEEN ANNUALIZED.
(8) EMERGING MARKETS DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 8/4/94. ALL RATIOS FOR THE PERIOD HAVE
    BEEN ANNUALIZED.
(9) EMERGING MARKETS DEBT FUND SERVICE SHARES COMMENCED OPERATIONS ON 10/23/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
**  FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1998. ALL RATIOS, EXCLUDING TOTAL RETURN, FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)




1. ORGANIZATION
Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of eighteen investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (collectively the "International Funds"). The Domestic Funds and International Funds are hereafter referred to each as the "Fund" and collectively as the "Funds". At April 30, 1998, the Total Return Bond Fund, Large Cap Growth Fund, Global Equity Fund, Pacific Basin Equity Fund, Japanese Small Cap Equity Fund, Core Global Fixed Income Fund, and Emerging Local Currency Debt Fund had not yet commenced operations. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
     SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Morgan Grenfell Capital Management, Inc. and Morgan Grenfell Investment Services Limited (the "Advisors"), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the applicable Advisor, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
     INCOME TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.
     The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Funds accrue such taxes when the related income is earned.
     NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.

================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)




     CLASSES--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
     The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.
     If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
     FOREIGN CURRENCY TRANSLATION--The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
     The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for Federal income tax purposes.
     FORWARD FOREIGN CURRENCY CONTRACTS--The International Funds enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income or loss for such purposes.
     FOREIGN CURRENCY OPTIONS--The premium paid by a Fund for the purchase of an option is included in the Fund's Statement of Net Assets as an investment and subsequently marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes

================================================================================




at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.
     DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
     EXPENSES--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Morgan Grenfell Capital Management, Inc. absorbed all expenses of organizing the Trust.
     OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. ADMINISTRATION, INVESTMENT ADVISORY,
DISTRIBUTION AND SERVICE AGREEMENTS
The Trust has entered into an administration agreement with SEI Financial Management Corporation (the "Administrator"), pursuant to which the Administrator receives an annual fee based on the aggregate average daily net assets of all the Funds as follows: 0.10% up to $1 billion; 0.07% from $1 billion to $1.5 billion; 0.05% from $1.5 billion to $2.5 billion; and 0.04% in excess of $2.5 billion. Each Fund pays the Administrator a minimum annual fee of $60,000 (after a one-year phase in period).
     The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions.
     Under advisory agreements with the Trust, Morgan Grenfell Capital Management, Inc. serves as the Advisor for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Advisor for the International Funds (collectively referred to as "Advisors"). For these services, the Advisors are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

    Municipal Bond Fund                            0.40%
    Fixed Income Fund                              0.40%
    Short-Term Municipal Bond Fund                 0.40%
    Short-Term Fixed Income Fund                   0.40%
    High Yield Bond Fund                           0.50%
    Smaller Companies Fund                         1.00%
    Microcap Fund                                  1.50%
    International Equity Fund                      0.70%
    European Equity Fund                           0.70%
    International Small Cap Equity Fund            1.00%
    European Small Cap Equity Fund                 1.00%
    Emerging Markets Equity Fund                   1.00%
    Global Fixed Income Fund                       0.50%
    International Fixed Income Fund                0.50%
    Emerging Markets Debt Fund                     1.00%

================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)




    The Advisors have voluntarily agreed to reduce their advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

                                       Institutional  Service
                                          Shares       Shares
                                       -------------  -------
    Municipal Bond Fund                    0.55%       0.80%
    Fixed Income Fund                      0.55%       0.80%
    Short-Term Municipal Bond Fund         0.55%       0.80%
    Short-Term Fixed Income Fund           0.55%       0.80%
    High Yield Bond Fund                   0.65%       0.90%
    Smaller Companies Fund                 1.25%       1.50%
    Microcap Fund                          1.49%       1.74%
    International Equity Fund              0.90%       1.15%
    European Equity Fund                   0.90%       1.15%
    International Small Cap Equity Fund    1.25%       1.50%
    European Small Cap Equity Fund         1.25%       1.50%
    Emerging Markets Equity Fund           1.25%       1.50%
    Global Fixed Income Fund               0.60%(1)    0.85%
    International Fixed Income Fund        0.55%(2)    0.80%
    Emerging Markets Debt Fund             1.00%(3)    1.25%

(1) 0.65% PRIOR TO JANUARY 1, 1998, 0.55% PRIOR TO MARCH 6, 1998
(2) 0.65% PRIOR TO JANUARY 1, 1998
(3) 1.25% PRIOR TO JANUARY 1, 1998

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisors.
     SEI Investments Distribution Co. (the "Distributor" formerly SEIFinancial Services Company) serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisors, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.
     The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers Service Shares pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to service shares. Servicing plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in Service Shares.
     During the period ended April 30, 1998, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisors at market value.

4. FORWARD FOREIGN CURRENCY CONTRACTS
The International Funds enter into forward foreign currency contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

================================================================================




     The following forward foreign currency contracts were outstanding at April 30, 1998:

                   CURRENCY TO         IN       UNREALIZED
                   (DELIVER)/       EXCHANGE   APPRECIATION
    MATURITY         RECEIVE           FOR    (DEPRECIATION)
      DATE            (000)           (000)        (000)
---------------   -------------     --------   ------------
INTERNATIONAL EQUITY
--------------------
FOREIGN CURRENCY SALES:
5/13/98         JY       (29,062)   $   237      $    17
                                                 =======
INTERNATIONAL SMALL CAP EQUITY FUND
-----------------------------------
FOREIGN CURRENCY PURCHASES:
5/29/98         FF           167    $   (28)     $     0
                                                 =======

GLOBAL FIXED INCOME
-------------------
FOREIGN CURRENCY SALES:
5/12/98         AU       (13,170)   $ 8,802      $   214
7/7/98          CA        (6,400)     4,504           23
7/6/98          DM        (4,800)     2,623          (63)
5/4/98          DK        (3,750)       545           (3)
5/12/98         UK        (1,860)     3,045          (62)
7/7/98          JY       (55,000)       411           (8)
7/7/98          SK       (33,500)     4,230         (109)
                                                 -------
                                                 $    (8)
                                                 -------

FOREIGN CURRENCY PURCHASES:
7/6/98          DM         4,800    $(2,687)     $    (1)
5/4/98          DK         3,750       (543)           5
5/12/98         UK           340       (571)          (3)
7/6/98          GR     2,250,000     (6,919)         173
7/7/98          JY       740,000     (5,637)           4
                                                 -------
                                                     178
                                                 -------
                                                 $   170
                                                 =======


INTERNATIONAL FIXED INCOME FUND
-------------------------------
FOREIGN CURRENCY SALES:
7/6/98          AU        (4,850)   $ 3,143      $   (22)
7/6/98          CA          (900)       629           (1)
7/6/98          DM        (1,610)       884          (17)
7/6/98          UK          (380)       638            8
7/6/98          SK        (9,400)     1,213           (5)
                                                 -------
                                                 $   (37)
                                                 -------

FOREIGN CURRENCY PURCHASES:
6/5/98          DM         1,200       (671)     $     0
7/6/98          GR       560,000     (1,722)          43
7/6/98          JY       210,000     (1,639)         (39)
                                                 -------
                                                 $     4
                                                 -------
                                                 $   (33)
                                                 =======
EMERGING MARKETS DEBT FUND
--------------------------
FOREIGN CURRENCY SALES:
7/30/98         FF       (30,000)   $(5,600)     $    (9)
                                                 =======
CURRENCY LEGEND
---------------
AU    Australian Dollar      GR  Greek Drachma
CA    Canadian Dollar        JY  Japanese Yen
DM    German Mark            SK  Swedish Krona
DK    Danish Kroner          UK  British Pound Sterling
FF    French Franc


5. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, during the year ended April 30, 1998, were as follows:

                                    PURCHASES    SALES
                                       (000)     (000)
                                   ----------- ----------
Municipal Bond Fund                 $218,031   $ 92,204
Fixed Income Fund                    140,678    184,428
Short-Term Municipal Bond Fund        12,943      3,497
Short-Term Fixed Income Fund           3,814      3,155
High Yield Bond Fund                  42,344     17,563
Smaller Companies Fund                 3,292      2,856
Microcap Fund                          5,933      2,421
International Equity Fund              1,758      1,732
European Equity Fund                  12,980     10,914
International Small Cap Equity Fund   23,581     36,576
European Small Cap Equity Fund         2,183      9,619
Emerging Markets Equity Fund          62,129     38,210
Global Fixed Income Fund              64,383     76,407
International Fixed Income Fund       20,587     26,532
Emerging Markets Debt Fund           234,076    229,161

     The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government securities during the year ended April 30, 1998, were as follows:
                                    PURCHASES    SALES
                                      (000)      (000)
                                   ----------- ----------
Fixed Income Fund                   $ 500,617  $ 293,503
Short-Term Fixed Income Fund               --      2,717
Global Fixed Income Fund                  706        695
International Fixed Income Fund            --        463

     For Federal income tax purposes, the cost of securities owned at April 30, 1998 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at April 30, 1998 for each Fund is as follows:

NOTES TO FINANCIAL STATEMENTS (Concluded)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1998 (UNAUDITED)




                                                               NET
                                                            UNREALIZED
                             APPRECIATED    DEPRECIATED    APPRECIATION/
                             SECURITIES     SECURITIES    (DEPRECIATION)
                                (000)          (000)          (000)
                             -----------    -----------   --------------
Municipal Bond Fund           $12,017        $(1,015)        $11,002
Fixed Income Fund              25,706         (1,916)         23,790
Short-Term Municipal
   Bond Fund                      302            (28)            274
Short-Term Fixed Income Fund      102            (14)             88
High Yield Bond Fund               95           (168)            (73)
Smaller Companies Fund          1,631           (119)          1,512
Microcap Fund                   1,096           (255)            841
International Equity Fund       1,210           (203)          1,007
European Equity Fund           14,551           (253)         14,298
International Small Cap
   Equity Fund                  5,597         (1,850)          3,747
European Small Cap
   Equity Fund                    701            (84)            617
Emerging Markets
   Equity Fund                 15,568         (9,446)          6,122*
Global Fixed Income Fund        2,112           (682)          1,430
International Fixed
   Income Fund                    478           (275)            203
Emerging Markets
   Debt Fund                    1,369         (2,577)         (1,208)

* NET OF $132,000 ACCRUED FOREIGN WITHHOLDING TAXES.

At October 31, 1997 the following Funds had available realized capital losses to offset future net capital gains:

                                              EXPIRATION
                                 (000)           DATE
                              ----------     ------------
Short-Term Municipal Bond       $    9           2005
Short-Term Fixed Income             11           2004
International Small Cap          6,862         2003-2005
European Small Cap                  84           2005

6. LOAN PARTICIPATIONS/ASSIGNMENTS
The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

7. CONCENTRATION OF RISKS
The Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. Although the Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
     The Fixed Income Fund and Short-Term Fixed Income Fund invest primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although the Fixed Income Fund and Short-Term Fixed Income Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.
     Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Global Fixed

================================================================================




Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

8. REVOLVING CREDIT AGREEMENT
During the period ended October 31, 1997, each of the Funds of the Trust entered into a Revolving Credit Agreement (the "Agreement"), as amended, payable on demand, with The Northern Trust Company (the "Lender"). The maximum aggregate credit available to all the participating Funds under the Agreement is $50,000,000. Interest payments on borrowings are payable by the borrowing Funds on a monthly basis at the federal funds rate plus 0.50% per annum. The participating Funds are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the period ended April 30, 1998, the participating Funds incurred approximately $25,000 in commitment fees under the agreement which has been allocated to each participating Fund based on their relative net assets during the period. During the period ended April 30, 1998, the following Funds borrowed under the agreement:

                                                 WEIGHTED
                  MAXIMUM              INTEREST  AVERAGE
FUND             BORROWING     DATE      PAID      RATE
-------------  ------------  --------  --------  --------
Global Fixed                 1/28/98-
Income         $10,800,000    2/1/98    $9,045    6.03%

International                 3/6/98-
Fixed Income   $ 6,500,000    3/10/98   $5,357    5.93%

At April 30, 1998, there were no borrowings outstanding under the agreement.

                                      NOTES

MORGAN
GRENFELL
INVESTMENT
TRUST
------------------
SEMI-ANNUAL
REPORT


APRIL 30, 1998

TRUSTEES AND OFFICERS

James E. Minnick,
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHAIRMAN OF THE BOARD OF TRUSTEES

Patrick W. W. Disney,
SENIOR VICE PRESIDENT AND TRUSTEE

Paul K. Freeman, TRUSTEE
Graham E. Jones, TRUSTEE
Hugh G. Lynch, TRUSTEE
William N. Searcy, TRUSTEE
Edward T. Tokar, TRUSTEE

David W. Baldt,
VICE PRESIDENT

Joan A. Binstock,
VICE PRESIDENT AND SECRETARY

James H. Grifo,
VICE PRESIDENT

Martin A. Hall,
VICE PRESIDENT

Neil P. Jenkins,
VICE PRESIDENT

Ian D. Kelson,
VICE PRESIDENT

Tracie E. Richter,
TREASURER, CHIEF FINANCIAL OFFICER

James F. Volk,
ASSISTANT TREASURER

INVESTMENT ADVISORS
Morgan Grenfell Capital Management, Inc.
Morgan Grenfell Investment Services Limited

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
SEI Financial Management Corporation

DISTRIBUTOR
SEI Investments Distribution Co.

CUSTODIANS
The Northern Trust Company

TRANSFER AGENT
DST Systems, Inc.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

LEGAL COUNSEL
Hale and Dorr LLP

THIS SEMI-ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL INVESTMENT TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO., THE DISTRIBUTOR OF THE MORGAN GRENFELL INVESTMENT TRUST, IS NOT AFFILIATED WITH ANY BANK.


MIT-F-009-04